The Guardian
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DECEMBER 31, 1997                                             INVESTOR(R)
                                                              ------------------
                                                              A VARIABLE ANNUITY



Annual Report to Contractowners

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The Guardian Separate Account D
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The Guardian Stock Fund, Inc.
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The Guardian Bond Fund, Inc.
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The Guardian Cash Fund, Inc.
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Gabelli Capital Asset Fund
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Baillie Gifford International Fund
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Baillie Gifford Emerging Markets Fund
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The Guardian Small Cap Stock Fund
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Value Line Centurion Fund, Inc.
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Value Line Strategic Asset Management Trust
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MFS Growth with Income Series

Executive Offices
201 Park Avenue South
New York, New York 10003

Customer Service Office
P.O. Box 26210
Lehigh Valley, Pennsylvania 18002-6210
1-800-221-3253

Distributed by:                 [LOGO]
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[LOGO] The Guardian


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

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Performance Summary
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                                [GRAPHIC OMITTED]

----------------------------------------------------
Investment Option                     Total Return*
-----------------                     -------------
The Guardian Stock Fund.............      34.02%
Baillie Gifford International Fund..      10.65%
Baillie Gifford Emerging Markets Fund      0.80%
Value Line Centurion Fund...........      19.99%
Value Line Strategic Asset Mgt. Trust     14.33%
Gabelli Capital Asset Fund..........      40.95%
The Guardian Bond Fund..............       7.74%
The Guardian Cash Fund..............       3.94%
The Guardian Small Cap Stock Fund...      13.14%
MFS Growth with Income Series.......       3.95%
====================================================

Fixed-Rate Option
-----------------

      The annual rates of interest for amounts deposited or renewed (on a contract anniversary) in the Fixed-Rate Option during 1997 were as follows: for the months of January through April, 5.25%; and for the months of May through December, 5.40%.

      Rates paid by the Fixed-Rate Option are subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.

* The chart above shows the total returns for each investment option under The Guardian Investor based on the percentage change in unit values during the period January 1, 1997 through December 31, 1997, except that total returns for The Guardian Small Cap Stock Fund and The MFS Growth with Income Series represent changes in unit value for the period from July 16, 1997 (the date the option was first offered under The Guardian Investor) to December 31, 1997. In contrast to the returns presented in the portfolio managers' interviews, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. Investment returns and principal value will vary with market conditions.


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

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Dear Contractowner:
---------------------------------------

[Photo of Joseph D. Sargent, CLU President & CEO]

      As the President and Chief Executive Officer of The Guardian Insurance & Annuity Company, Inc. (GIAC) and its parent, The Guardian Life Insurance Company of America, I am pleased to introduce this annual report on the performance results of your contract's separate account and its underlying investment options for the year ended December 31, 1997.

On Our Ratings

      Once again, we are proud to report that as of December 31, 1997, the date of this report, GIAC continues to enjoy exemplary ratings from four of the nation's leading insurance company evaluators: Moody's, Standard & Poor's, A.M. Best, and Duff & Phelps. GIAC's solid ratings reflect its ability to meet its guarantee of your contract's Fixed-Rate Option and pre-retirement death benefit. However, these ratings do not apply to The Guardian Investor's underlying variable investment options, which are subject to the risks of investing in securities. We are very proud of our ratings as they reflect the strength of GIAC, which stands behind the contract's guarantees.

Our Commitment to You

      We at GIAC are proud of our tradition of commitment to you, our contractowners. Following this letter is an economic report from Frank J. Jones, Ph.D., Chief Investment Officer of GIAC. I believe that you will enjoy reading his insightful economic overview presented to you as part of our ongoing commitment to provide increasing levels of information and service.

      Following Dr. Jones' economic report are interviews with the managers of the underlying variable options. I invite you to read the interviews to learn more about the strategies used to manage your investment options during 1997.

      Thank you for continuing to invest for your future through GIAC.

Regards,


/s/ Joseph D. Sargent


Joseph D. Sargent, CLU
President and Chief Executive Officer
The Guardian Insurance & Annuity Company, Inc.

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

THE GUARDIAN INVESTOR
Table of Contents

                                                   Portfolio          Schedule
                                                    Manager              of
                                                   Interview         Investments
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Economic Report                                                           5
---------------------------------------

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The Guardian Stock Fund                                8                 40
---------------------------------------

Objective:      Long-term growth of capital
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Portfolio:      At least 80% common stocks and
                securities convertible into common stocks
--------------------------------------------------------------------------------
Inception:      April 13, 1983
--------------------------------------------------------------------------------
Net Assets at December 31, 1997:           $3,222,186,845
--------------------------------------------------------------------------------

"We believe that soundly-based quantitative models provide a valuable tool. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the surest path to consistently above-average returns requires the synergistic results of combining good quantitative tools with good manager judgment."

                                                    -- Charles E. Albers, C.F.A.
                                                       Portfolio Manager

--------------------------------------------------------------------------------
The Guardian Bond Fund                                12                 52
---------------------------------------


Objective:      Maximum current income without undue
                risk of principal. Capital appreciation
                is a secondary objective
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Portfolio:      At least 80% investment-grade debt
                securities and U.S. government securities
--------------------------------------------------------------------------------
Inception:      May 1, 1983
--------------------------------------------------------------------------------
Net Assets at December 31, 1997:           $355,411,911
--------------------------------------------------------------------------------

"The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio of investment grade corporate, mortgage-backed, asset-backed, and U.S. Government securities. Specifically, we sought to identify attractive asset allocation weightings based on relative valuation analysis and then invest in securities that had superior risk/return profiles while not engaging in interest rate or market timing strategies."

                                                     -- Thomas G. Sorell, C.F.A.
                                                        Co-Portfolio Manager
                                                     -- Howard W. Chin
                                                        Co-Portfolio Manager

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The Guardian Cash Fund                                28                 58

Objective:      As high a level of current income as is
                consistent with preservation of capital
                and liquidity
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Portfolio:      Short-term money market
                instruments
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Inception:      November 1, 1981
--------------------------------------------------------------------------------
Net Assets at December 31, 1997:           $368,122,449
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"The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity"

                                                      -- Alexander M. Grant, Jr.
                                                         Portfolio Manager

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Gabelli Capital Asset Fund                            14                 70
---------------------------------------

Objective:      Growth of capital. Current income
                is a secondary objective
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Portfolio:      Primarily common and preferred stocks
                and other securities representing
                the right to acquire common stocks
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Inception:      May 1, 1995
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Net Assets at December 31, 1997:           $105,350,265
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"Our conclusion after all this conjecture is that in 1998, we believe that the market will be up 5% to down 15%. We hope the market surprises on the upside. However, we believe in the Boy Scout motto: "Be prepared." Although value stocks will not likely be immune to a substantial market correction, we believe they will perform significantly better than the more fully valued market darlings."

                                                     -- Mario J. Gabelli, C.F.A.
                                                        Portfolio Manager

                                                   Portfolio          Schedule
                                                    Manager              of
                                                   Interview         Investments
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Baillie Gifford International Fund                    16                 80
---------------------------------------

Objective:     Long-term capital appreciation
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Portfolio:     At least 80% in a diversified portfolio
               of common stocks of companies
               domiciled outside of the United States
--------------------------------------------------------------------------------
Inception:     February 8, 1991
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Net Assets at December 31, 1997:           $534,711,470
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"Guardian Baillie Gifford Limited continued to employ its strategy of managing a diversified portfolio of international equities, paying particular attention to the fundamental attractions of individual companies in terms of their profitability, strength of balance sheet, and earnings growth prospects."

                                                            -- R. Robin Menzies
                                                               Portfolio Manager

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Baillie Gifford Emerging Markets Fund                 18                 88
---------------------------------------

Objective:     Long-term capital appreciation
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Portfolio:     At least 65% in a portfolio of common
               stocks issued by emerging market
               companies
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Inception:     October 17, 1994
--------------------------------------------------------------------------------
Net Assets at December 31, 1997:           $87,013,709
--------------------------------------------------------------------------------

"It is difficult to predict how long it will take for the financial storms in the emerging markets to blow over; the situation is still very fluid. We believe that many emerging markets are now good value as a result, and that they will perform well as investors' confidence returns, rather as the unaffected markets recovered in the wake of Mexico's problems in 1993. We believe that the Fund is well positioned to take advantage of such a recovery, and we are confident that the companies and countries in which we have invested have good long-term prospects and stand at reasonable valuations."

                                                           -- Edward H. Hocknell
                                                              Portfolio Manager

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The Guardian Small Cap Stock Fund                     20                 96
---------------------------------------

Objective:     Long-term growth of capital
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Portfolio:     At least 85% in a diversified portfolio of
               common stocks and convertible securities
               issued by companies with small market
               capitalization
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Inception:     July 16, 1997
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Net Assets at December 31, 1997:           $87,749,403
--------------------------------------------------------------------------------

"Our basic approach during 1997 and into 1998 is to combine our quantitative methodologies with fundamental judgments from our portfolio managers and analysts. Particularly when dealing with smaller companies, many of which have shorter operating histories, more variable operations and less research coverage, our knowledge of the companies and their industries is a useful adjunct to our quantitative approach."

                                                    -- Charles E. Albers, C.F.A.
                                                       Co-Portfolio Manager
                                                    -- Larry Luxenberg, C.F.A
                                                       Co-Portfolio Manager

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Value Line Centurion Fund                             22                110
---------------------------------------

Objective:     Long-term growth of capital
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Portfolio:     At least 90% common stocks
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Inception:     November 15, 1983
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Net Assets at December 31, 1997:           $720,090,546
--------------------------------------------------------------------------------

"We believe that industry focus and bottoms-up stock selection from among the #1 and #2 ranked stocks in The Value Line Ranking System are critical, with an emphasis on those areas which can produce well-above-trendline revenue and profit growth. We expect that these sectors will continue to include: technology, financials, consumer nondurables (especially health care), and energy (particularly oil service and equipment)."

                                                           -- Value Line, Inc.
                                                              Investment Adviser

                                                   Portfolio          Schedule
                                                    Manager              of
                                                   Interview         Investments
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Value Line Strategic Asset Management Trust           24                120
-------------------------------------------

Objective:     High total return consistent with
               reasonable risk
--------------------------------------------------------------------------------
Portfolio:     Stock, bonds and money market instruments
--------------------------------------------------------------------------------
Inception:     October 1, 1987
--------------------------------------------------------------------------------
Net Assets at December 31, 1997:           $1,196,589,447
--------------------------------------------------------------------------------

"For stock selection, we rely primarily on the Value Line Timeliness Ranking System, which favors stocks with strong earnings and price momentum. To reduce risk, we maintain a diversified portfolio that doesn't stray too far from the industry weightings of the S&P 500."

                                                           -- Value Line, Inc.
                                                              Investment Adviser

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MFS Growth with Income Series                         26                134
-------------------------------------------

Objective:     Reasonable current income and long-term
               growth of capital and income
--------------------------------------------------------------------------------
Portfolio:     At least 65% of its assets in equity securities
               that are believed to have long-term prospects
               for growth and income
--------------------------------------------------------------------------------
Inception:     October 9, 1995
--------------------------------------------------------------------------------
Net Assets at December 31, 1997:           $58,045,070
--------------------------------------------------------------------------------

"We see a continuation of the lower-inflation environment for 1998. The turmoil in emerging markets will probably have a positive effect on both interest rates and inflation here in the United States. In 1998, the risk will be not valuations, but earnings, and we're trying to be very careful that the companies in the portfolio are capable of making their earnings estimates."

                                                      -- John D. Laupheimer, Jr.
                                                         Co-Portfolio Manager
                                                      -- Kevin R. Parke
                                                         Co-Portfolio Manager

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The Guardian Separate Account D                                          30
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Economic Report:
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[Photo of Frank J. Jones, Ph.D. Chief Investment Officer]

1997 In The Economic/ Financial Hall of Fame

      Recently a new member has been elected into the Baseball Hall of Fame, the Heisman Trophy winner has been selected, and the Number 1 college football team(s) in the country has (have) been picked. In the spirit of the times, and given the end of the year, I thought it would be interesting to consider various calendar years for inclusion in the U.S. economic/financial Hall of Fame.

      To begin with my conclusion, I believe that 1997 should be included in the U.S. economic/financial Hall of Fame. And perhaps a statue of 1997 should even be positioned in the Hall's entrance, just as a statue of Babe Ruth appears in the entrance of the Baseball Hall of Fame in Cooperstown. The year 1997 may be the best U.S. economic/financial year ever.

      Let me begin my case for 1997 in the Hall of Fame with some supporting statistics. First, consider economic statistics:

      o Strong economic growth: the real Gross Domestic Product growth for the year was 3.8%, the highest since 1988;

      o The unemployment rate decreased to 4.6% during November, the lowest since October 1973;

      o Capacity utilization increased to 83.4% at year end, the highest since September 1995;

      o Industrial production increased by 5% during 1997, the strongest year since 1994;

      o Labor productivity, specifically manufacturing productivity, increased by 9.8% during the third quarter of 1997, the strongest growth in a quarter since the second quarter of 1982;

      o     And, not surprisingly, consumer confidence is at a 28-year high.

      These economic growth statistics are strong in isolation, but are even stronger considering that the economy is ending its seventh year of expansion (which started during March 1991), the second longest post- WWII expansion, exceeded only by the 34 quarter expansion that began during 1960.

      Given such strong growth seven years into an expansion, inflation would have been expected to be a problem. Consider, however, the following:

      o The Consumer Price Index (CPI) during 1997 increased by only 1.7%, the lowest level since 1986 (1.1%), which was caused by declining oil prices; core CPI (excluding food and energy) increased by 2.2%, the lowest since 1965 (1.5%);

      o The Producer Price Index (PPI) declined by 1.2% during 1997, following a 2.8% increase in 1996; this decrease was the largest decrease since a 3.3% decrease in 1986, due mainly to falling oil prices. The core rate of PPI, which excludes food and energy, rose by only 0.1% during 1997, the smallest annual gain on record;

      o Gold prices have fallen below $280 as of January 1998, the lowest since June 1979 -- recall that in January 1980, gold prices hit $850 an ounce. As a result, gold mutual funds were the worst performing mutual funds during 1997;

      o Despite the low unemployment, due mainly to strong productivity increases, wages have increased to a level of moderate concern, but not as much as might have been expected. Specifically, during 1997 hourly earnings increased by 3.7%, the highest year over year level since 1989, and the unemployment cost index increased by 3.3%, the highest since 1993.

      With respect to monetary policy during 1997, there was only one Fed action, a tightening from 5% to 5.25% on March 25, 1997. Although subsequent potential Fed tightenings were widely discussed and, indeed, the Fed was on the fence twice during the year, no such tightening occurred. And at the end of 1997, the markets believed that a Fed ease was more likely than a


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                                       5

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tightening. The Fed, however, seems unlikely to increase or decrease rates soon, and could remain on the sidelines all year.

      With respect to fiscal policy, the federal budget deficit, which was $290.4 billion during 1992, decreased to a deficit of only $22.6 billion during 1997, essentially a rounding error in a $1.6 trillion budget. This is the lowest deficit since 1974, and represented only 0.3% of GDP, which was the lowest since 1970. Many analysts, however, assert, with considerable justification, that the decline in the budget was mainly due to the strong economy, which led to high individual and business income tax receipts, and the strong stock market, which led to large capital gains tax receipts, rather than government policy. Many analysts are forecasting a budget surplus for 1998, the first since 1969.

      This remarkable combination of strong growth and low unemployment, on one hand, and declining inflation, on the other hand, has led to the assertion that "inflation is missing." To respond to this conundrum of the missing inflation, a new paradigm has evolved. This paradigm's proponents state that, due mainly to improvements in technology, productivity has increased significantly, but this increase is not being captured in our current productivity measures. Thus, they assert, potential GDP has now increased to 3% or more. They further assert that inflation has not increased due to this increase in productivity and potential real GDP growth.

      Those espousing the traditional view, who would expect higher inflation, given the current unemployment rate/capacity utilization/economic growth environment, may cede that some fundamental changes may be occurring, but that the major factors in explaining the current lack of inflation are temporary. The temporary factors include the strong dollar, the reduction in the growth rate of health care costs, declining computer prices and low energy and food costs.

      As a result of stable Fed policy, low inflation, and the declining federal budget deficit, the 30-year Treasury yield decreased to 5.69% on January 12, 1998, its lowest level since 30-year Treasuries have been auctioned beginning in 1977. And these low yields increased housing sales to eleven-year highs.

      Overall, the U.S. economy of 1997 was not a bad economy! In fact, if someone made us an offer today to "can" the 1997 economy and open the can again at the end of 1998 and repeat it, I believe that we would quickly agree.

      But to be in the Hall of Fame, in addition to having a good economy, the stock and bond markets must also perform well. In a year of such ideal economic conditions, the bond and stock markets would be expected to perform well. In fact, both had strong years during 1997. Specifically, after reaching a high of 7.11% during April 1997, the 30-year Treasury bond yield declined to 5.92% by the end of 1997. The Lehman Aggregate Bond Index returned 9.65% during 1997.(1)

      Perhaps even more surprising, the stock market followed very strong performances during 1995 and 1996 with another strong performance during 1997, as summarized in the table below. This was the first time in history that the DJIA has returned over 20% three years in a row.(2)

                                      DJIA          S&P 500(3)
                                  -----------       ----------
1995                                 24.91%           37.38%
1996                                 28.90%           22.83%
1997                                 36.89%           33.28%
10-year Average                      19.23%           17.92%

      My case for inducting 1997 into the economic/financial Hall of Fame and perhaps even putting a statue in the hall entrance rests. Long live 1997.

But What Are the Prospects For 1998?

      Economic and financial performance is often driven by unexpected economic shocks. And despite the strong performance in the economy and the financial markets during 1997, there was an unexpected shock, commonly called the "Asian flu." The Asian flu began with the devaluation of the Thai baht on July 2, 1997 and continued with significant pressure on the

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1     The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.

2 The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance.

3 The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.


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                                       6

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Hong Kong markets, which prompted the October 25th one-day decline in the DJIA by 554 points or 7.2%. In addition to spreading from Thailand to Malaysia, Indonesia and the Philippines, the flu spread immediately to Korea and continues to provide major concerns for Hong Kong and Japan. Concerns for the economies in not only non-Japan Asia, but also their impacts on Japan, Europe and the U.S., appear to be diverging rather than converging.

      The unexpected event of 1998 could be a continuation of the Asian flu. The IMF "flu shots" might not be enough to cure the patients. The effect of the Asian flu on the U.S. stock market is indicated by the fact that the DJIA reached its 1997 high of 8259.31 on August 6 and closed the year at 7908.25, 4.3% below this record level.

      The moderating effects of the Asian flu on the U.S. economy, however, while causing significant problems, may have obviated another problem. Had the Asian flu not occurred, the Fed would have been faced with a strong economy and growing wage rates and, despite the absence of actual inflation, may well have made one or more preemptive tightenings during the second half of 1997. Even one tightening may have had a significant effect on the U.S. stock and bond markets through expectations of subsequent tightenings. The onset of the Asian flu probably averted a Fed tightening for two reasons. First, the common view was that the Asian situation would reduce real GDP in the U.S. by 0.5% or more, a decline in economic growth which has been sufficient for the Fed to avoid tightening. Second, the Fed was handcuffed from tightening because of the effect it would have had on the world markets, which may have been much more severe than its minimal effect on the U.S. economy.

      What about 1998? First, do not expect another 1997 in terms of stock market performance. The major uncertainty for 1998 continues to be the effect of the Asian situation on U.S. economic growth and U.S. corporate profits. While the Asian situation will certainly mitigate U.S. inflation, it will also certainly reduce exports by the U.S. to Asia, not only the Flying Tigers, but also Korea and very importantly Japan, and also reduce the pricing power of U.S. corporations which export to these countries or compete with imports from those countries. While the operating earnings growth of S&P 500 companies was 10.5% during 1997, it is likely to be less than that, perhaps 5% - 8%, during 1998. But the stock market appears more attractive now than it did on August 6 when the Dow was at 8,259.31. Other potential threats, however, include slow European growth and the effects of the European Monetary Unit, the maturation of the U.S. economic expansion and trade wars induced by developing protectionism and isolationism.

      Our expectations for 1998 are modest. However, modest expectations are not negative expectations. We do not expect a recession during 1998 and in general our expectations are ambivalent regarding whether the next Fed movement will be an easing due to the inflationary effects of Asia or a tightening due to increasing employment growth and wage increases. The balance is between a strong domestic economy and an economic drag from Asia. The year 1998 could be a solid performer, even if not a "Ruthian" look-alike or even a Hall of Fame candidate, for both the economy and the markets.

Regards,


/s/ Frank J. Jones


Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.

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The Guardian Stock Fund
---------------------------------------

[Photo of Charles E. Albers, C.F.A. Portfolio Manager]

Q. How did the Fund perform in 1997?

A. The year 1997 was terrific for most U.S. equity investors. Despite challenging crosscurrents within the market, the Fund performed very well, both absolutely and relative to our mutual fund peer group.

      During 1997, the Fund provided a return of 35.58% to its shareholders.(1) That result bettered the 33.28% total return of the benchmark S&P 500 Composite Index.(2) Also, the Fund's 1997 return substantially exceeded the return of the average fund in our peer group, Lipper's U.S. Growth Funds offered through variable insurance products, which was 25.51% over the same period.(3) For the year, the Fund ranked in the top 3.9% of the Lipper peer group.

      Of course, from a shareholder's viewpoint, what matters most is the long-term investment record. Here, too, the Fund looks good. For the 5-year period ended December 31, 1997, the Fund ranked in the top 1.8% of the Lipper peer group; for the period of the last 10 years, it ranked in the top 2.6% of the peer group.(4) (See details in the following table.) We think these statistics are pretty impressive!

--------------------------------------------------------------------------------
              Comparative Average                  Ranking Information
             Annual Total Returns                   for Periods Ended
                 for Periods                        December 31, 1997
            ended December 31, 1997             ---------------------------
         -----------------------------------     Guardian        Guardian
          Guardian    Lipper U.S. Underlying    Stock Fund      Stock Fund
         Stock Fund    Growth Fund Average      Lipper Rank    Percent Rank
--------------------------------------------------------------------------------
 1 Year    35.58%             25.51%           5 (out of 127)       3.9%
 5 Year    22.37%             16.88%           1 (out of 55)        1.8%
10 Year    19.37%             15.85%           1 (out of 38)        2.6%
--------------------------------------------------------------------------------

Q. What factors affected the Fund's performance in 1997?

A. Looking back, three factors were critical.

      First, we did a comparatively good job of addressing the important cap-size issue. In 1997, for the third consecutive year, large cap stocks performed better than small caps, as shown in this table:

--------------------------------------------------------------------------------
                                       Total Returns (%)
                                -----------------------------
                                1995        1996         1997
--------------------------------------------------------------------------------
Large-Caps
 (S&P 500 Composite Index)    + 37.4%      + 22.8%      + 33.3%
Small-Caps
 (Russell 2000 Index)(5)      + 28.4%      + 16.5%      + 22.2%
--------------------------------------------------------------------------------

      Throughout this period, the Fund has correctly maintained a weighted average cap size which was larger than our peer group of mutual funds, and this has benefited the Fund's relative performance. We tilted the GPAF portfolio slightly more towards small caps in the second quarter, which proved timely as small caps outperformed large caps during the second and third quarters.

--------------------------------------------------------------------------------
1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 The S&P 500 Composite Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which are deducted from the Fund's return.

3 Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

4 Lipper rankings were reported by Lipper Variable Insurance Products Performance Analysis Service, in its underlying Fund report dated December 31, 1997.

5 The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market.


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                                       8

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      Next, during the third quarter, we perceived the developing Asian contagion a bit earlier than most U.S. money managers. In the fall of 1997, we reacted by paring back positions in many companies with significant Asian exposure, while re-deploying the proceeds into other companies with more domestically-oriented businesses. That move undoubtedly benefited our results in the fourth quarter, when the impact of the Asian financial collapse became widely discounted in U.S. market prices.

      And, finally, another factor which contributed to our relatively good investment performance was our multi-factor quantitative stock scoring system. This system has generally provided us solid guidance over the years in stock selection, and this favorable record continued in 1997.

Q. What strategies do you use to manage the Fund?

A. There was no change in our strategic approach during this period. We believe that soundly-based quantitative models provide a valuable tool. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the surest path to consistently above-average returns requires the synergistic results of combining good quantitative tools with good manager judgment.

      Our quantitative models look at the portfolio two different ways:
"top-down" and "bottom-up." The "top-down" approach involves a cluster of different predictive models that we use to identify which overall portfolio style has the best performance prospects. The "bottom-up" approach uses our multi-factor stock scoring system to identify specific attractive stocks within our 2,000-stock research universe. We believe that both the "top-down" and "bottom-up" perspectives are important, and the best results can be achieved by combining both within one portfolio.

Q. How has the portfolio been positioned in different economic sectors?

A. The portfolio's principal sector overweight during 1997 has been Financials, which represented 30.7% of the portfolio at year-end, compared with 17.1% in the S&P 500 Composite Index. This sector was a strong outperformer during the year, benefiting from a decline in interest rates, the best asset quality in a generation, industry consolidation and more efficient use of capital.

      The portfolio at year-end also had major stakes in the Energy (17.3%) and Capital Goods/Technology (13.4%) sectors. (See following pie chart for the complete portfolio breakdown.) Importantly, the major sector with the worst relative market performance in 1997 was Basic Industries, and the Fund was underweighted there compared with the benchmark.

Q. Have you any comments on the outlook for 1998?

A. We are certainly not market timers. We are cautiously optimistic about market prospects for 1998. As usual, we counsel investors to take a long-term view of the equity investment process.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Stock Fund Profile
as of December 31, 1997
---------------------------------------

                       Sector Weightings of Common Stocks
                      Held by the Fund on December 31, 1997

    [The following was represented as a pie chart in the printed material.]

Consumer Cyclicals -- 5.7%

Credit Cyclicals -- 0.5%

Consumer Staples -- 9.5%

Financial -- 30.7%

Basic Industry -- 4.9%

Capital Goods -- 7.3%

Conglomerates -- 1.6%

Consumer Services -- 2.5%

Transportation -- 2.8%

Utilities -- 3.8%

Energy -- 17.3%

Capital Goods/Technology -- 13.4%

--------------------------------------------------------------------------------
                             The Guardian Stock Fund
                         Top 10 Holdings as of 12/31/97

       1. General Electric Co.                               3.50%

       2. Exxon Corp.                                        2.92%

       3. Int'l Business Machines                            2.12%

       4. Citicorp                                           1.64%

       5. BankAmerica Corp.                                  1.63%

       6. Microsoft Corp.                                    1.62%

       7. E.I. Dupont deNemours, Inc.                        1.49%

       8. Chase Manhattan Corp.                              1.48%

       9. Storage Technology Corp.                           1.42%

      10. Travelers Group, Inc.                              1.41%

      For a complete list of portfolio holdings, please see the Schedule of Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Average Annual Returns for Periods Ended 12/31/97(1)

                                                                  Life of Fund
                                1 Year     5 Years     10 Years  (since 4/13/83)
--------------------------------------------------------------------------------
The Guardian Stock Fund         35.58%      22.37%      19.37%      17.87%
--------------------------------------------------------------------------------
S&P 500 Index(2)                33.28%      20.17%      17.92%      16.80%
--------------------------------------------------------------------------------

1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                         GSF                  S&P                  CPI
                         ---                  ---                  ---

     4/13/83            10000                10000                10000
                        10891                10844                10333
     83                 11028                10867                10336
                        10684                10328                10571
     84                 12218                11529                10754
                        14360                13501                10958
     85                 16130                15169                11162
                        20326                18307                11152
     86                 18889                17985                11295
                        22920                22898                11580
     87                 19241                18903                11794
                        23115                21283                12029
     88                 23160                21989                12314
                        26541                25595                12650
     89                 28613                28887                12885
                        28334                29749                13252
     90                 25224                27959                13680
                        29788                31938                13874
     91                 34293                36439                14088
                        34598                36196                14302
     92                 41178                39207                14516
                        46490                41100                14720
     93                 49396                43130                14913
                        47471                41667                15097
     94                 48767                43679                15311
                        58848                52468                15545
     95                 65667                59992                15668
                        72792                66015                15973
     96                 83330                73770                16176
                       110475                91429                16627
     Dec 31, 97        112983                94035                16827

--------------------------------------------------------------------------------

A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $112,983 on December 31, 1997. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $94,035. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Bond Fund
---------------------------------------

[Photo of Thomas G. Sorell, C.F.A. Co-Portfolio Manager]

[Photo of Howard W. Chin, Co-Portfolio Manager]

Q. How did the Fund perform during 1997?

A. The Fund had a total return of 8.99%(1) for the year ended December 31, 1997, outperforming the average fund in our Lipper Intermediate Investment Grade peer group,(2) which returned 8.46% for the year. This group consists of other variable annuity subaccounts that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index, which is not available for direct investment and does not reflect deductions for fund expenses, returned 9.65% in 1997.(3)

Q. What factors affected the Fund's performance?

A. During the first quarter of 1997, the market feared that the Federal Reserve would tighten monetary policy if the economy did not slow sufficiently to reduce the risk of future increases in inflation.

      As the prospect for Fed tightening became more apparent, interest rates rose and bonds performed poorly in the first quarter. The Federal Reserve did in fact decide to increase the Fed Funds rate by 25 basis points on March 25th.

      Ironically, March 1997 represented the peak in interest rates for the year, and the surprise was that even with a strong economy, there was little if any evidence of incipient inflation. The Fed, by moving only once and exhibiting extreme patience while the economy continued to advance, appeared to change its modus operandi from taking preemptive policy action to a more complacent perspective that considered the possibility of some new inflation paradigm.

      As the market observed continued Fed inaction, interest rates began to decline during the second and third quarters, and dropped decidedly further during the October equity "correction" and the subsequent financial crisis in Asia. As the year closed, 10 and 30 year Treasury rates had fallen by almost 120 basis points from the March 1997 high. Consequently, bonds performed very well in 1997, returning 9.65%, as measured by the Lehman Aggregate Index.

      As reported in our semiannual report to shareholders, the Fund outperformed our benchmark, the Lehman Aggregate Bond Index, during the first half of 1997, principally due to the Fund's relative overweight in corporate, mortgage-backed and asset-backed securities (spread sectors).

      During the second quarter, as yield spreads narrowed and valuations became expensive in many sectors of the fixed-income markets, the Fund became more defensive and started reducing its exposure to spread sectors early in the third quarter. However, we were still over weighted in spread products in October when the U.S. equity market declined and the Asian financial crisis adversely affected the performance of corporate bonds. In addition, yield spreads for mortgage-backed and asset-backed products widened in

--------------------------------------------------------------------------------
1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.

3 The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.

4 Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

sympathy with corporate bonds, and although the portfolio's reallocation into Treasuries was already underway, the Fund's remaining holdings in these three areas negatively affected the Fund's performance during this period.

      In October, corporate bonds had their worst performance in more than a decade, underperforming Treasuries by 80 basis points on a duration-adjusted basis.(4) Although the Fund returned 90 basis points in October, we underperformed relative to our benchmark due to our still-significant exposure to corporate and asset-backed securities. Even after October, we remained concerned about widening corporate spreads and, with the decline in interest rates, became increasingly concerned that mortgage prepayments would adversely impact mortgage-backed returns. We continued to reduce our corporate and mortgage-backed holdings in the fourth quarter, which served us well through the balance of the year.

      On an absolute basis, corporate bonds as measured by the Lehman Aggregate Index returned 10.23% for 1997, largely due to the rally in the Treasury market. However, on a duration-adjusted basis, the investment grade corporate bond sector underperformed Treasuries by 29 basis points. The Fund did benefit from its holdings in higher yielding triple-B media/cable and tobacco securities that performed exceptionally well during 1997, providing 95 and 158 basis points, respectively, in excess return over comparable Treasuries. Overall however, the benefit of owning corporate bonds during the first half of 1997 was eliminated in the second half, and adversely affected our relative performance.

      In contrast, the mortgage-backed sector as measured by the Lehman Aggregate Index had a return of 9.49% for 1997, less on a nominal basis than corporates, but significantly better when measured on a duration-adjusted basis, outperforming Treasuries by 121 basis points. Much of the outperformance was due to the strong dollar roll market and the market's expectation of low prepayment risk and interest rate volatility. The mortgage-backed sector earned a 7.41% nominal return in 1997, but as a result of widening corporate spreads and new issue supply, underperformed Treasuries on a duration-adjusted basis by 12 basis points.

      Therefore, for the entire year our mortgage and Treasury investments increased our overall performance while our corporate and asset-backed positions, on average, reduced our returns relative to similar duration Treasury securities.

Q. What strategies did you use to manage the Fund?

A. The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio of investment grade corporate, mortgage-backed, asset-backed, and U.S. Government securities. Specifically, we sought to identify attractive asset allocation weightings based on relative valuation analysis and then invest in securities that had superior risk/return profiles while not engaging in interest rate or market timing strategies. At year-end, the Fund remains cautious on the relative value of mortgage-backed and corporate securities, and will maintain an underweight relative to our benchmark until these sectors become more attractive on a risk/return basis. At that time, we would expect to increase our allocation to these asset classes and reduce our holdings in U.S. Government securities.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of December 31, 1997 (1)
---------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                           FOR PERIODS ENDED 12/31/97 (1)
--------------------------------------------------------------------------------
1 Year.......................................        8.99%
5 Years......................................        6.94%
10 Years.....................................        8.93%
Since Inception (5/1/83).....................        9.36%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                  GBF                Lehman
                                  ---                ------
             4/29/83             10000               10000
             83                   9925               10204
             84                  11219               11750
             85                  13728               14347
             86                  15766               16537
             87                  15816               16992
             88                  17351               18332
             89                  19758               20996
             90                  21254               22877
             91                  24695               26538
             92                  26597               28502
             93                  29218               31281
             94                  28209               30369
             95                  33170               35979
             96                  34124               37286
             12/31/97            37191               40885
--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Bond Fund and in the Lehman Aggreate Bond Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
---------------------------------------

[Photo of Mario J. Gabelli, C.F.A. Portfolio Manager]

Q. How did the Fund perform for the year ended December 31, 1997?

A. The Fund was up 42.6% for 1997.(1) The S&P 500(2) and Russell 2000(3) rose 33.4% and 22.4%, respectively, over the same twelve-month period. Since inception on May 1, 1995 through December 31, 1997, the Fund has a total return of 71.5%, which equates to an average annual return of 22.4%.

Q. What factors affected the Fund's performance in 1997?

A. Year-ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. To borrow from Joseph Heller's classic novel Catch 22, we tally the "feathers in our cap" and "black eyes." In 1997, the former vastly outnumber the latter. Heading our "feathers in the cap" list is deals. During the year, the Fund bid a cheerful farewell to a fair sample of portfolio holdings which found new homes under other corporate roofs. Also prominent on our list are cable television stocks, which came into favor over the course of the year, thanks to better than generally expected cash flow growth and Bill Gates' decision that coaxial cable will be the most effective digital highway into the home. Cable network stocks also soared as investors acknowledged the escalating value of these entrenched distribution channels.

      Our positions in niche industrial companies also contributed to returns. In the past, we have often discussed the new competitive strengths of American industry, the prospects for improving earnings and the likelihood that smaller niche players would be targeted by larger competitors. All three factors combined to help boost our industrial holdings in 1997. Our "black eyes" list was dominated by auto parts stocks despite, in our opinion, offering excellent fundamental value.

Q. What strategies do you use to manage the Fund and what is your outlook for 1998?

A. Despite a roller coaster ride featuring some breathtaking ascents and declines, equity investors enjoyed themselves in 1997. Will 1998 be equally thrilling? We expect to continue to experience considerable market volatility as investors react to economic and market developments overseas and attempt to assess the impact on the U.S. economy and corporate earnings.

      Looking ahead, many of the favorable economic factors that propelled stocks in recent years will likely remain intact. Asian currency devaluation will probably diminish inflationary pressure on the U.S. economy and delay, if not eliminate, the need for a Federal Reserve interest rate hike. Long interest rates should remain low and perhaps trend lower. Deals, restructurings and share repurchase programs should continue to buoy stocks.

      The wild cards are corporate earnings and investor psychology. In general, we believe corporate earnings growth will be relatively strong--in the 8% to 9% range. However, we are likely to see earnings disappointments for companies doing significant business in Asia and for those competing against lower priced Asian exports. With earnings expectations high across the board, we suspect we will see more earnings disappointments in the year ahead.

--------------------------------------------------------------------------------
1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.

3 The Russell 2000 Index is an unmanged index of 2,000 small cap U.S. stocks that are generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      How will investors react if any or all of our concerns prove justified? We will just have to wait and see. Investors have become conditioned to buying on market dips. That's understandable because it's worked quite well since this bull market began in 1982. Indeed, we saw the market rebound strongly from the sharp correction we experienced in late October. However, if the problems in Asia continue to escalate and we see more widespread earnings disappointments from U.S. companies, investors may be somewhat more reluctant to view each market dip as a buying opportunity. Bear in mind, liquidity itself does not drive markets higher. It is liquidity combined with favorable investor psychology that fuels a rising market. In other words, if greed turns to fear, we could see a more substantial and prolonged market slump than we have become accustomed to.

      Our conclusion after all this conjecture is that in 1998, we believe that the market will be up 5% to down 15%. We hope the market surprises on the upside. However, we believe in the Boy Scout motto: "Be prepared." Although value stocks will not likely be immune to a substantial market correction, we believe they will perform significantly better than the more fully valued market darlings. Consequently, we are carefully monitoring the Fund portfolio, trimming or eliminating holdings that have become more fully priced in this market advance and adding to positions that offer better fundamental value. We are also being more patient in redeploying cash reserves. We doubt the Fund will be able to duplicate its terrific 1997 returns in what should be a much more challenging market. However, we believe we can achieve our 10% real rate of return objective in the year ahead.

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund Profile
as of December 31, 1997 (1)
---------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                           FOR PERIODS ENDED 12/31/97 (1)
--------------------------------------------------------------------------------

1 Year.......................................       42.59%
Since Inception (5/1/95).....................       22.36%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                  S&P                 Cap
                                  ---                 ---
             5/1/95              10000               10000
             12/95               12178               10840
             12/96               14974               12034
             12/97               19969               17159

--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Gabelli Capital Asset Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

      1.    Cablevision Systems Corporation

      2.    LIN Television Corporation

      3.    Tele-Communications Inc./Liberty Media Group

      4.    Viacom Inc.

      5.    Tejas Gas Corporation

      6.    TriMas Corporation

      7.    HSN Inc.

      8.    Sequa Corporation

      9.    BET Holdings Inc.

      10.   United Television Inc.

      For a complete list of portfolio holdings, please see the Schedule of Investments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
---------------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Q. How did the Fund perform during 1997?

A. The fund performed well in 1997, with a total return of 11.93%(1) compared to an increase of 2.1% in the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index.(2) There were marked divergences in the performance of individual international markets during the year, with European markets generally strong, and Asian ones weak.

Q. What factors affected the Fund's performance during the year?

A. The Fund's good performance relative to the MSCI EAFE Index was due in part to the Fund's underweighted investment in Japan as compared to the Index. The Fund generally had some 10% less invested in Japan than did the Index over the course of the year. At the end of the year, the Index weighting in Japan was 25.2%, compared to the Fund's 14.8%. In addition, the Japanese stocks held by the Fund, in aggregate, performed significantly better that the Japanese component of MSCI EAFE, as the Fund's exposure to Japanese banks, one of the weakest areas of the Tokyo market, was negligible.

      To put events in Asia into a European context, the first point to note is that the region, including Japan, only accounts for around 10% of Europe's exports. This leads us to believe that the direct impact of the Asian crisis on European economic growth will be modest in the short term. Growth in the German economy has exceeded expectations in 1997 -- a year ago we thought that it was optimistic to forecast growth of 2% for 1997, but the consensus is now up to 2.5% -- but continued strength in net exports has been entirely responsible for this improvement. Growth in the French economy remains almost as polarised, with Gross Domestic Product growth heavily dependent upon net trade.

Q. What strategies did you use to manage the Fund and what are your expectations for the future?

A. Guardian Baillie Gifford Limited continued to employ its strategy of managing a diversified portfolio of international equities, paying particular attention to the fundamental attractions of individual companies in terms of their profitability, strength of balance sheet, and earnings growth prospects.

      Overall, the Japanese economy seems unlikely to grow this year, and may only rise 1% or so next year. With the risk of further collapses in the financial sector still present, a low Japanese weighting concentrated on successful exporters still seems appropriate for the Fund. With so much uncertainty in the general background, it is difficult to be too categorical about the prospects for 1998. We expect that the interest rate background will continue to be favorable, but that there will be many nasty surprises on the profits front, as the consequences of the Asian upheavals show themselves in various unexpected places. We think it will be necessary to be flexible as to policy and alert to problems developing in individual companies.

--------------------------------------------------------------------------------
1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
as of December 31, 1997(1)
------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                           FOR PERIODS ENDED 12/31/97 (1)
--------------------------------------------------------------------------------
1 Year.........................................     11.93%
3 Years........................................     12.83%
5 Years........................................     14.24%
Since Inception (2/8/91).......................     12.28%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                Index               Fund
                                -----               ----
            2/8/91              10000               10000
            91                  10226                9383
            92                   9014                8548
            93                  11984               11458
            94                  12950               11557
            95                  14446               12855
            96                  15365               14836
            12/31/97            15681               16606
--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford International Fund and the MSCI/EFAE Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Portfolio Composition by Geographical Location

     [The following is represented by a pie chart in the printed material.]

U.K. -- 23.7%

Cash -- 1.8%

Latin America -- 4.5%

Asia -- 6.1%

Europe -- 49.1%

Japan -- 14.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

    Company                   Nature of Company             Country

 1. Novartis AG               Pharmaceuticals               Switzerland

 2. Glaxo Wellcome            Pharmaceuticals               UK

 3. ABN Amro Hldgs. NV        Banking                       Netherlands

 4. Zurich Insurance          Insurance                     Switzerland

 5. Banco Santander S.A.      Banking                       Spain

 6. Bayerische Vbank          Banking                       Germany

 7. Mannesmann AG             Telecommunications            Germany

 8. BMW                       Car Manufacturer              Germany

 9. Adidas AG                 Sports Apparel                Germany

10. Abbey National            Banking                       UK

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
---------------------------------------

[Photo of Edward H. Hocknell, Portfolio Manager]

Q. How did the Fund perform during 1997?

A. The emerging markets have lived up to their reputation for volatility. For the year ended December 31, 1997, the most commonly used benchmark for reflecting the movements of the emerging markets as a whole, the MSCI Emerging Markets (Free) Index, declined by a little over 13.4% in U.S. Dollar terms.(1) Over the same period the Fund returned 1.97%.(2)

Q. What factors affected the Fund's performance?

A. The performance of the Fund was generally affected by the declines in emerging markets worldwide in the fourth quarter. The declines in the Latin American markets were relatively modest (-11.1%), considering how strong the markets had been in the preceeding months. Mexico was actually up by 51.6% in 1997 as a whole, despite the weakness at the end of the year, and Latin America as a whole was up 28.3% in the year. The real problems have been in Asia, where the largest emerging market, Malaysia, fell by over 38% in the fourth quarter of 1997, to a level 68.8% lower than it had been a year earlier. Similarly precipitous declines were experienced in Thailand, the Philippines and Indonesia. Within Europe, Hungary has performed well, as has Portugal, but Poland and the Czech Republic have mirrored the declines experienced elsewhere.

      The origins of the markets' nervousness lie in Asia. We had become concerned for quite some time that not only were the growth rates in some of the Asian emerging economies unsustainably high, but also that the region's new-found prosperity had encouraged an irresponsible, almost insouciant attitude to lending on the part of the banks. The evidence for this lay in the statistics on credit and office vacancies, the number of cranes littering the skylines of Kuala Lumpur and Bangkok, and the increases in industrial capacity (especially in Korea), which defied commercial logic.

      One of the main supports for this extravagance was the link between these countries' currencies and the U.S. Dollar. This link emboldened them to borrow at low American rates of interest in order to earn higher rates at home. It eventually became apparent that their borrowings were such that their own currencies were vulnerable. As local currencies fell, banks' and companies' liabilities, which were often denominated in foreign currencies, appreciated, undermining investors' confidence in their earnings, which in turn led to a decline in share prices.

      The final piece in this sombre jigsaw puzzle was the effect that these events had on international investors' confidence. They made sales where they could, and this spread the problems, so that countries which had not borrowed excessively or invested unwisely were also involved in the declines.

Q. What strategies did you use to manage the Fund and what is your outlook for 1998?

A. We were able to avoid the worst effects of the crisis in 1997 because we had anticipated the mounting financial problems of Asia. For example, we reduced the Fund's Asian exposure from 31.9% to 23.6% during the fourth quarter of 1997. But we were not able to avoid the Asian effect completely because several major markets whose fundamental prospects remain sound, such as Argentina, Mexico and some Eastern European markets, also suffered.

--------------------------------------------------------------------------------
1     The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The Index is a market capitalization weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets which may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment and the returns do not reflect the expenses that have been deducted from the Fund's return.

2 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Our view now is that the declines in these markets are likely to be reversed in the months to come as their underlying qualities reassert themselves.

      It is difficult to predict how long it will take for the financial storms in the emerging markets to blow over; the situation is still very fluid. The crisis has been indiscriminate; most markets that can be labelled "emerging" have been hit, whether or not they share Asia's problems. We believe that many emerging markets are now good value as a result, and that they will perform well as investors' confidence returns, rather as the unaffected markets recovered in the wake of Mexico's problems in 1993. We believe that the Fund is well-positioned to take advantage of such a recovery, and we are confident that the companies and countries in which we have invested have good long-term prospects and stand at reasonable valuations.

      The Fund's current investment strategy is to retain a heavy weighting in Latin America; to be overweight compared to the MSCI EMF Index in Eastern Europe, and to have a strong presence in Hong Kong. As 1998 begins, we have little or nothing in the struggling markets of Southeast Asia -- their difficulties are likely to persist for some time -- and we have a low exposure to South Africa, where growth is faltering and share valuations are high.

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
as of December 31, 1997
---------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 12/31/97(1)
--------------------------------------------------------------------------------
1 Year.......................................        1.97%
3 Years......................................        8.09%
Since Inception (10/17/94)...................        3.36%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Portfolio Composition by Geographical Location

     [The following is represented by a pie chart in the printed material.]

South Africa                   2.6%
Cash                           7.0%
Asia                          25.1%
Europe                        14.1%
Latin America                 51.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment(1)

   [The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                      BGEM              MSCI
                                      ----              ----
                 Oct 17, 94           10000             10000
                 Dec 31, 94            8803              8552
                 Dec 31, 95            8750              8106
                 Dec 31, 96           10902              8595
                 12/31/97             11117              7599

--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford Emerging Markets Fund and the Morgan Stanley Capital International (MSCI) and Emerging Markets Free (EMF) Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Top Ten Holdings

                              Nature
     Company                  of Company                    Country

 1. Telebras ADR              Telephone Utility             Brazil

 2. Petrobras                 Energy                        Brazil

 3. Telmex ADR                Telephone Utility             Mexico

 4. Hub Power                 Energy                        Pakistan

 5. Banorte B                 Banking                       Mexico

 6. Telebras On               Telephone Utility             Brazil

 7. Gedeon Richter            Pharmaceuticals               Hungary

 8. Asustek Computer          Computer Services             Taiwan

 9. CIE B                     Event Management              Mexico

10. New World
      Developments            Property Developer            Hong Kong

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

[Photo of Charles E. Albers, C.F.A Co-Portfolio Manager]

[Photo of Larry Luxenberg, C.F.A. Co-Portfolio Manager]

Q. 1997 was a volatile year for the stock market. How did the Fund do in its first year?

A. The Fund had an outstanding first year, both in absolute and relative terms. From July 16, 1997, the date the Fund commenced operations, through year-end, the Fund had a total return of 14.69%.(1) That result bettered the 28.20% total return of the Russell 2000 Index,(2) a leading benchmark of small-cap performance. In addition, the Fund's 1997 return exceeded the return over the same period of the average fund in our Lipper peer group of Small Cap Funds offered through variable insurance products, which was 27.04%.(3)

Q. What factors affected the Fund's performance during the year?

A. Two factors that contributed to the Fund's performance in 1997 were our quantitative stock selection models and our sector selection. Our time-tested quantitative models have proven successful with The Guardian Stock Fund and we have adapted those same techniques for use in selecting small-cap stocks. This disciplined and systematic approach proved particularly helpful during a tumultuous year like the past one.

      Throughout the year, our largest sector concentration was in financial stocks, and we remained overweighted relative to the Russell 2000 throughout the year. Financial stocks performed well, benefiting from a decline in interest rates, the best asset quality in a generation, industry consolidation and more efficient use of capital.

Q. What strategies did you use to manage the Fund in 1997?

A. Our basic approach during 1997 and into 1998 is to combine our quantitative methodologies with fundamental judgments from our portfolio managers and analysts. Particularly when dealing with smaller companies, many of which have shorter operating histories, more variable operations and less research coverage, our knowledge of the companies and their industries is a useful adjunct to our quantitative approach.

Q. What do you anticipate for 1998?

A. Entering the new year, there is much to be optimistic about. The U.S. economy by many measures is the best in 30 years. Inflation and interest rates are low, while employment and corporate profits are high. But after three strong years for the market, valuations are high by historic standards and overseas economies are in turmoil. With this in mind we are approaching the market cautiously, looking for companies that will benefit from low interest rates and are less affected by the turbulence abroad.

--------------------------------------------------------------------------------
1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 do not reflect expenses, which are deducted from the Fund's return.

3 Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deductible.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
as of December 31, 1997
-----------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                 Fund                S&P
                                 ----                ---
              7/97               10373               10204
              8/97               10688               10438
              9/97               11750               11202
              10/97              11402               10710
              11/97              11344               10640
              12/97              11470               10826
--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Small Cap Stock Fund and in the Russell 2000 Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        The Guardian Small Cap Stock Fund
                         Top 10 Holdings as of 12/31/97

 1. Fidelity National Financial Corp.                       2.81%

 2. AFC Cable System Inc.                                   2.49%

 3. Ethan Allen Interiors Inc.                              2.02%

 4. U.S. Freightways Corp.                                  1.46%

 5. Robbins & Myers Inc.                                    1.26%

 6. Mail-Well Inc.                                          1.15%

 7. Walter Marine Group                                     1.14%

 8. Brylane Inc.                                            1.07%

 9. Earthgrains Company                                     1.06%

10. Delta Timber Corp.                                      1.05%

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            AVERAGE ANNUAL RETURNS(1)
--------------------------------------------------------------------------------
Since Inception (7/16/97)....................       14.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Sector Weightings of Common Stocks

     [The following is represented by a pie chart in the printed material.]

Utilities -- 0.88%

Credit Cyclicals -- 2.94%

Consumer Cyclicals -- 16.07%

Transportation -- 8.50%

Consumer Services -- 6.81%

Consumer Staples -- 5.76%

Basic Industry -- 7.27%

Financial -- 22.35%

Capital Goods -- 8.39%

Capital Goods/Technology -- 12.77%

Energy -- 8.24%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
---------------------------------------

Q. For the 12 months ended December 31, 1997, how did the Value Line Centurion Fund perform?

A. For the 12 months ended December 31, 1997, the Centurion Fund produced a total return of 21.4%,(1) compared with total returns of 33.4% for the S&P 500(2) and 24.9% for the Dow Jones Industrial Average.(3)

      The Centurion Fund enjoyed a competitive ten-plus months in 1997, besting the market by 100 basis points at 34.0% in mid-October and staying even with the S&P 500 at about 29.0% during early November. But the extraordinary confluence of global events in Southeast Asia, Latin America, and the Middle East took a decidedly negative toll on the Centurion Fund's equity investments over the last eight weeks of the year, resulting in disappointing full-year performance.

Q. What factors affected Fund performance?

A. The Centurion Fund's strong performance during most of the year was largely attributable to profitable investments in technology, financial services, energy (with an emphasis on oil service and equipment), and consumer nondurables (with a health care focus). But the political, economic and currency woes in Southeast Asia, combined with the banking crisis in Latin America and the international diplomatic stalemate among the United Nations, Iraq and the United States, simultaneously impacted the very sectors of the market and the individual stocks which screened as the most attractive to us in the Value Line Ranking System.

Q. What factors influenced your strategies for the Fund in 1997? What are your expectations for 1998?

A. We had expected over the course of 1997 that the strong U.S. dollar (which makes our exports more expensive) and the unwinding of inventory stockpiles would combine to slow Gross Domestic Product (GDP) as we progressed through the year and into 1998. Moreover, as the Southeast Asian crisis began to unfold in earnest during October, we further expected that weakened Asian economies would additionally curtail our GDP growth. We are now expecting GDP growth of about 2.0-2.5% during 1998, down from what we had believed to be an unsustainably high level during 1997.

      We continue to believe that inflationary pressures will remain benign, coming off 10-year lows in both wholesale and retail inflation during 1997, with core levels expected to approximate perhaps 2.0% or less in 1998.

      We do not expect the economy to slip into recession, nor do we have a deflationary economic forecast, primarily because of our belief that Federal Reserve Chairman Alan Greenspan will remain ever vigilant regarding changes in global economic conditions. Chairman Greenspan takes his responsibility as the world's most important global banker very seriously, and we do not believe that the Fed wishes to potentially exacerbate a global economic crisis by raising interest rates. As a result, we do not expect any change in Chairman Greenspan's neutral monetary policy stance for at least the next few Federal Open Market Committee (FOMC) meetings, unless global conditions should weaken materially. In such a case, we expect that the Fed's bias would shift toward a modest easing.

--------------------------------------------------------------------------------
1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

3 The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In a dramatic flight to quality, investors have shifted into 30-year Treasuries as a safe haven, and yields have plunged from a peak of 7.17% in April 1997 to a recent record low of about 5.70%. While long rates could temporarily back up to about 6.00% near-term due to profit taking, we now believe that the economic problems in Asia and their impact on the U.S. could drive yields down to the 5.25-5.50% level at their 1998 lows. Commensurate with this diminution in economic growth, we expect corporate profit growth of about 7-8% in 1998, about half the level achieved last year.

      In the wake of the Asian crisis, the Dow Jones Industrial Average (DJIA) plunged 16% from record levels just below 8,300 in August to just under 7,000 in October. The market has been stuck in a volatile trading mode ever since, as investors, who are cautiously waiting for more definitive news regarding U.S. corporate earnings, are contemplating whether or not to scale this global wall of worry.

      Given our muted forecast for corporate earnings growth for the broad market in 1998, we believe that industry focus and bottom-up stock selection from among the #1 and #2 ranked stocks in The Value Line Ranking System are critical, with an emphasis on those areas that can produce well-above-trendline revenue and profit growth.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
as of December 31, 1997
---------------------------------------

--------------------------------------------------------------------------------
                    Portfolio Composition by Economic Sector

Consumer Goods
 (Non-Durables) -- 20.05%

Capital Goods -- 3.67%

Energy -- 13.26%

Consumer Growth -- 3.02%

Financial -- 25.36%

Technology -- 25.20%

Cash -- 9.44%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 12/31/97(1)
--------------------------------------------------------------------------------
1 Year.......................................       21.39%
5 Years......................................       16.33%
10 Years.....................................       17.76%
Since Inception (11/15/83) ..................       14.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

 1. Gillette Company

 2. Citicorp

 3. Mellon Bank Corp.

 4. Transocean Offshore Inc.

 5. Cisco Systems Inc.

 6. General Electric Company

 7. American International Group Inc.

 8. Sun America Inc.

 9. Procter & Gamble Company

10. Medtronic Inc.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                   Fund                S&P
                                   ----                ---
            11/15/83              10000               10000
            83                     9180               10038
            84                     8420               10650
            85                    11108               14012
            86                    12982               16613
            87                    12611               17461
            88                    13568               20312
            89                    17841               26684
            90                    18833               25827
            91                    28662               33660
            92                    30361               36217
            93                    33156               39841
            94                    32422               40347
            95                    45416               55417
            96                    53291               68042
            12/31/97              64689               92025

--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Value Line Centurion Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

Q. How did the SAM Trust perform in 1997?

A. The Trust earned a total return of 15.66% in 1997.(1) This compared with a total return of 33.36% for the unmanaged Standard & Poor's 500 Index(2) and a total return of 9.76% for the unmanaged Lehman Government/Corporate Bond Index.(3)

       Since inception just over ten years ago, the Trust's long-term performance has stayed within shouting distance of the S&P 500, with an annualized total return of 14.37% versus the S&P's 14.68%. That's a feat to be pleased with, considering that SAM's holdings of bonds and cash have translated into significantly reduced risk exposure by comparison with an all-stock portfolio. Over the same period, the Lehman Government/Corporate Bond Index returned 9.52% annually.

Q. What factors affected performance of the Trust during the year?

A. SAM's performance was limited in 1997 by its underweighting in stocks, which made up only 40%-50% of total assets during the year. SAM was correspondingly overweighted in cash, which generated low returns relative to stocks and bonds in the period. The Trust held roughly an average weighting in bonds at around 30% of total assets, in a year of above-average returns for bonds.

      Looking at just the stock portion of the portfolio, performance lagged a bit behind the S&P 500. That can be attributed to the Trust's holdings of mid- and small-capitalization equities, which made up about 40% of total stockholdings. Indices of mid- and small-cap stocks in 1997 lagged the S&P 500, which is an index that represents the large-cap stocks.

Q. How does the Trust determine asset allocation?

A. SAM uses Value Line's proprietary stock and bond market models to determine the suggested optimal asset allocation at any given time. The 1995-97 rise in stock prices, combined with relatively flat interest rates, were the main factors that led the stock market model to underweight stocks last year. Near the end of 1997, however, the model returned to the Fund's neutral position of 55% in stocks due to a drop in long-term interest rates, a rise in free reserves in the banking system, and a pause in the stock market's steep climb.

Q. What strategies were used in stock and bond selection?

A. For stock selection, we rely primarily on the Value Line Timeliness Ranking System, which favors stocks with strong earnings and price momentum. To reduce risk, we maintain a diversified portfolio that doesn't stray too far from the industry weightings of the S&P 500; this can mean investment in some stocks ranked only neutral by our System. For bond selection, we stay with high-quality issues. In recent years, we have invested in U.S. Treasuries only. Late in 1997, however, we swapped some Treasuries into bonds issued by U.S. agencies as yield spreads became more attractive.

--------------------------------------------------------------------------------
1 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

2 The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.

3 The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
Profile as of December 31, 1997
-------------------------------------------

--------------------------------------------------------------------------------
                             Top Ten Stock Holdings

 1. Coca-Cola Enterprises Inc.

 2. Safeway Inc.

 3. Omnicom Group Inc.

 4. Tyco International Ltd.

 5. Symbol Technologies

 6. U.S. Bancorp

 7. Conseco Inc.

 8. General Electric Co.

 9. Compuware Corp.

10. Pfizer Inc.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 12/31/97(1)
--------------------------------------------------------------------------------
1 Year.......................................       15.66%
5 Years......................................       12.88%
10 Years.....................................       15.38%
Since Inception (10/1/87)....................       14.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
               Date         SAM Trust     L G/C Index      S&P 500
               ----         ---------     -----------      -------
               10/1/87        10000          10000          10000
               87              9476          10583           7745
               88             10453          11385           9010
               89             13124          13006          11836
               90             13104          14083          11456
               91             18784          16355          14931
               92             21611          17594          16065
               93             24174          19535          17673
               94             22994          18849          17897
               95             29556          22476          24582
               96             34246          23128          30182
               12/31/97       39608          25388          39844
--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line SAM Trust, the S&P 500 Index and in the Lehman Government/Corporate Bond Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Asset Class

    [The following is represented by two pie charts in the printed material.]

      December 31, 1996                         December 31, 1997

      Cash        22.2%                         Cash        15.7%

      Stocks      48.0%                         Stocks      56.9%

      Bonds       29.8%                         Bonds       27.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

[PHOTO OMITTED]                    [PHOTO OMITTED]

John D. Laupheimer, Jr.            Kevin R. Parke
Co-Portfolio Manager               Co-Portfolio Manager

Q.    For the year ended December 31, 1997, how did the Series perform?

A. For the year ended December 31, 1997, the Series provided a total return of 29.78% (including the reinvestment of any distributions).(1) This compares to a 33.36% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.(2)

Q.    What factors affected the Series' performance during this period?

A. The Series' slight underperformance versus the S&P 500 can be attributed to underperformance in some of the Series' industrial goods and services stocks, a sector in which we were slightly overweighted. While a number of these companies, such as Cooper Industries, United Technologies, and Lockheed Martin, underperformed, we believe the long-term outlook for these companies is favorable and continue to hold large positions in them. On the positive side, the Series benefited from a major overweighting in financial services, which was one of the best-performing sectors of the market. In the S&P 500, this sector returned 50%, while the Series' financial services stocks returned 57%. Some of our major holdings in this sector performed very well, including Norwest Bank, US Bancorp, Progressive Corp., Allstate, and State Street Bank. Although the Series' technology weighting was less than 6% of the portfolio, compared with a 12% weighting for this sector in the S&P 500, our technology stocks gained over 40% for the year, while the S&P technology sector was up only 27%.

      The Series' health care weighting was increased during the year because we regard this industry as a good, steady growth part of the economy, particularly the pharmaceutical companies, as opposed to the health-maintenance or managed-care companies. The flow of products coming out of the pharmaceutical business has accelerated, in part because of a renewed focus by drug companies on product development. Also, there seems to be a greater understanding by the Food and Drug Administration that the approval process for these drugs has to be faster in order for them to benefit the public. The growth rates of these companies have been quite strong. The Series' largest holding is Bristol-Myers Squibb; we also have holdings in Pfizer, Johnson & Johnson, and Novartis, a Swiss drug company.

      The turmoil in emerging markets and, particularly in Asia has had no direct effect on the Series because it had no holdings in those parts of the world. However, we expect to see some effect on domestic companies with sales in those regions. For example, the Series had a small holding in Oracle, a stock that declined in December when the company announced that Japan was going to be a difficult environment for

--------------------------------------------------------------------------------
1 All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than the original cost. Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time.

2 The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

it. We have begun analyzing what companies have exposure in Asia and how much.

Q.    What are your expectations for 1998?

A. We see a continuation of the lower-inflation environment for 1998. The turmoil in emerging markets will probably have a positive effect on both interest rates and inflation here in the United States. In 1998, we anticipate that the risk will not be valuations, but earnings, and we're trying to be very careful that the companies in the portfolio are capable of making their earnings estimates.

--------------------------------------------------------------------------------
MFS Growth with Income Series
Profile as of December 31, 1997
-------------------------------

Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                             MFS            S&P            CPI
                             ---            ---            ---
            11/1/95         10000          10000          10000
            12/31/95        10771          10640           9980
            6/30/96         11969          11714          10191
            12/31/96        13406          13083          10319
            6/30/97         15812          15779          10429
            12/31/97        17399          17448          10540

--------------------------------------------------------------------------------

      To give you a comparison, the chart above shows the performance of a $10,000 investment made in MFSGrowth with Income Series, the S&P 500 Composite Index and the Consumer Price Index.

--------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                           FOR PERIODS ENDED 12/31/97 (1)

--------------------------------------------------------------------------------
1 Year.................................................................    29.78
Since Inception (10/9/95)..............................................    27.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
----------------------

[PHOTO OMITTED]

Alexander M. Grant, Jr.,
Portfolio Manager

Q.    How did the Guardian Cash Fund perform during 1997?

A. As of December 30, 1997, the effective 7-day annualized yield for The Guardian Cash Fund was 5.38%.(1) The Fund produced a total return of 5.14% in 1997.2 In contrast, the effective 7-day annualized yield of the Fund's peer group of Tier One money market funds, as measured by IBC Financial Data, was 5.20% and the average total return for 1997 for such funds was 5.04%. IBC Financial Data is a research firm that tracks money market funds.

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. On March 25, the Federal Reserve raised the Fed Funds target rate from 5.25% to 5.50%. This move followed several months of strong economic data particularly with respect to housing data, consumer consumption and payroll data. The Discount Rate was left unchanged at 5.00%. The Fed Funds target rate is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve.

      Uncertainty with the direction of the stock market contributed to large daily inflows and outflows of funds in the Cash Fund during late 1997. As the stock market rallied, our investors transferred cash to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's average maturity -- 24 days as of December 30, 1997. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 60 days.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased for the Fund's Portfolio, securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation. At year end, most of the portfolio (95.3%) was invested in commercial paper; the balance (4.7%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $10.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 Yields are annualized historical figures. Effective yield assumes that income is reinvested. Yields will vary as interest rates change. Past performance is not a guarantee of future results.

2 Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

---------                                                              ---------
Separate                                                               Separate
Account D                                                              Account D
---------                                                              ---------
    1                                                                      1
---------                                                              ---------

---------------------------------------------------------------------------------------------------------
The Guardian Separate Account D
----------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

                                                                 Guardian       Guardian        Guardian
                                                                   Stock          Bond            Cash
                                                 Combined          Fund           Fund            Fund
                                               ----------------------------------------------------------
FIFO Cost......................                       --       $1,610,368,589  $ 213,140,165  $ 202,833,830
                                               ------------------------------------------------------------
Assets
  Shares owned in underlying fund -- Note 1.          --           45,258,809     17,441,695     20,283,383
  Net asset value per share (NAV)...........          --                46.05          12.11          10.00
    Total Assets (Shares x NAV) ............    4,215,012,069   2,084,168,135    211,218,926    202,833,830
                                               --------------  --------------  -------------  -------------
Liabilities
  Risk charges and other liabilities........       23,244,799       4,182,123        430,192     15,160,067
                                               --------------  --------------  -------------  -------------
    Net Assets -- Note 3....................   $4,191,767,270  $2,079,986,012  $ 210,788,734  $ 187,673,763
                                               ==============  ==============  =============  =============

                                                                                            Baillie
                                                 Guardian       Gabelli       Baillie       Gifford
                                                   Small        Capital       Gifford      Emerging      Value Line
                                                Cap Stock        Asset     International    Markets       Centurion
                                                   Fund          Fund          Fund          Fund           Fund
                                               ------------------------------------------------------------------------
FIFO Cost......................                $ 47,390,233  $ 76,008,946  $ 245,394,761  $ 56,097,201  $ 332,024,373
                                               ------------------------------------------------------------------------
Assets
  Shares owned in underlying fund -- Note 1.      3,470,795     5,820,701     15,391,530     5,019,411     14,134,369
  Net asset value per share (NAV)...........          13.63         15.31          18.27         10.17          25.52
    Total Assets (Shares x NAV) ............     47,306,940    89,114,927    281,203,257     51,047,40    360,709,104
                                               ------------  ------------  -------------  ------------  -------------
Liabilities
  Risk charges and other liabilities........        149,390       181,444        528,211       115,062        711,171
                                               ------------  ------------  -------------  ------------  -------------
    Net Assets -- Note 3....................   $ 47,157,550  $ 88,933,483  $ 280,675,046  $ 50,932,345  $ 359,997,933
                                               ============  ============  =============  ============  =============

                                               Value Line
                                                Strategic
                                                   Asset      MFS Growth
                                                Management    with Income
                                                   Trust         Series
                                               --------------------------

FIFO Cost......................                $ 716,713,866  $ 5,031,372
                                               --------------------------
Assets
  Shares owned in underlying fund -- Note 1.      39,870,113      309,242
  Net asset value per share (NAV)...........           22.13        16.44
    Total Assets (Shares x NAV) ............     882,325,606    5,083,937
                                               -------------  -----------
Liabilities
  Risk charges and other liabilities........       1,774,793       12,346
                                               -------------  -----------
    Net Assets -- Note 3....................   $ 880,550,813  $ 5,071,591
                                               =============  ===========

------------------------------------------------------------------------------------------------
The Guardian Separate Account D
--------------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997

                                                                 Guardian       Guardian        Guardian
                                                                   Stock          Bond            Cash
                                                 Combined          Fund           Fund            Fund
                                               ------------------------------------------------------------

Investment Income
  Income:
    Reinvested dividends....................   $  69,468,255   $  20,611,457   $  12,620,664  $  10,540,071
  Expenses -- Note 4:
    Mortality and expense risk charges......      45,065,035      21,097,298       2,343,097      3,025,652
                                               -------------   -------------   -------------  -------------
  Net investment income/(expense)...........      24,403,220        (485,841)     10,277,567      7,514,419
                                               -------------   -------------   -------------  -------------

Realized and Unrealized Gain/(Loss)
from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of
      investments ..........................      93,771,904      40,363,364     (1,580,616)             --
    Reinvested realized gain distributions..     389,250,547     222,316,734              --             --
                                               -------------   -------------   -------------  -------------
    Net realized gain/(loss) on investments.     483,022,451     262,680,098     (1,580,616)             --
                                               -------------   -------------   -------------  -------------
  Unrealized appreciation/(depreciation) of
    investments:
    End of year.............................     710,008,733     473,799,546     (1,921,239)             --
    Beginning of year.......................     475,110,794     237,436,255     (8,110,231)             --
                                               -------------   -------------   -------------  -------------
    Change in unrealized appreciation/
    (depreciation) .........................    234,897,939      236,363,291      6,188,992              --
                                               -------------   -------------   -------------  -------------
  Net realized and unrealized gain/(loss)
    from investments........................    717,920,390      499,043,389      4,608,376              --
                                               -------------   -------------   -------------  -------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations.................   $742,323,610     $498,557,548   $ 14,885,943   $   7,514,419
                                               ============    =============   =============  =============
                                                                                            Baillie
                                                 Guardian       Gabelli       Baillie       Gifford
                                                   Small        Capital       Gifford      Emerging      Value Line
                                                Cap Stock        Asset     International    Markets       Centurion
                                                   Fund          Fund          Fund          Fund           Fund
                                               ------------------------------------------------------------------------

Investment Income
  Income:
    Reinvested dividends....................   $    89,634   $   106,784   $  4,428,103   $   285,373   $  1,109,438
  Expenses -- Note 4:
    Mortality and expense risk charges......       149,390       749,768      3,077,103       675,312      4,077,332
                                               -----------   -----------   ------------   -----------   ------------
  Net investment income/(expense)...........       (59,756)     (642,984)     1,351,000      (389,939)    (2,967,894)
                                               -----------   -----------   ------------   -----------   ------------

Realized and Unrealized Gain/(Loss)
from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of
      investments ..........................       671,168     4,011,213     10,972,459     4,397,770     13,776,968
    Reinvested realized gain distributions..       572,981     5,979,928     10,918,739     2,477,140     56,827,853
                                               -----------   -----------   ------------   -----------   ------------
    Net realized gain/(loss) on investments.     1,244,149     9,991,141     21,891,198     6,874,910     70,604,821
                                               -----------   -----------   ------------   -----------   ------------
  Unrealized appreciation/(depreciation) of
    investments:
    End of year.............................       (83,293)   13,105,981     35,808,496    (5,049,794)    28,684,731
    Beginning of year.......................            --     1,712,199     31,937,758     3,594,802     34,312,073
                                               -----------   -----------   ------------   -----------   ------------
    Change in unrealized appreciation/
    (depreciation) .........................       (83,293)   11,393,782      3,870,738    (8,644,596)    (5,627,342)
                                               -----------   -----------   ------------   -----------   ------------
  Net realized and unrealized gain/(loss)
    from investments........................     1,160,856    21,384,923     25,761,936    (1,769,686)    64,977,479
                                               -----------   -----------   ------------   -----------   ------------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations.................   $ 1,101,100   $20,741,939   $ 27,112,936   $(2,159,625)  $ 62,009,585
                                               ===========   ===========   ============   ===========   ============

                                               Value Line
                                                Strategic
                                                   Asset      MFS Growth
                                                Management    with Income
                                                   Trust         Series
                                               --------------------------
Investment Income
  Income:
    Reinvested dividends....................   $ 19,656,230  $ 20,501
  Expenses -- Note 4:
    Mortality and expense risk charges......      9,857,737    12,346
                                               ------------  --------
  Net investment income/(expense)...........      9,798,493     8,155
                                               ------------  --------

Realized and Unrealized Gain/(Loss)
from Investments
  Realized gain/(loss) from investments:
    Net realized gain/(loss) from sale of
      investments ..........................     21,154,961     4,617
    Reinvested realized gain distributions..     90,061,270    95,902
                                               ------------  --------
    Net realized gain/(loss) on investments.    111,216,231   100,519
                                               ------------  --------
  Unrealized appreciation/(depreciation) of
    investments:
    End of year.............................    165,611,740    52,565
    Beginning of year.......................    174,227,938        --
                                               ------------  --------
    Change in unrealized appreciation/
    (depreciation) .........................     (8,616,198)   52,565
                                               ------------  --------
  Net realized and unrealized gain/(loss)
    from investments........................    102,600,033   153,084
                                               ------------  --------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations.................   $112,398,526  $161,239
                                               ============  ========

                        See notes to financial statements
--------------------------------------------------------------------------------

                                    30 & 31

---------                                                              ---------
Separate                                                               Separate
Account D                                                              Account D
---------                                                              ---------
   1                                                                      1
---------                                                              ---------

-------------------------------------------------------------------------------------------------------------------------
The Guardian Separate Account D
----------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1996 and 1997

                                                                                       Guardian         Guardian         Guardian
                                                                                         Stock            Bond             Cash
                                                                     Combined            Fund             Fund             Fund
                                                                  ----------------------------------------------------------------

----------------------------------------
1996 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ..............................  $    21,711,109  $     3,161,770   $    10,059,256   $  6,759,484
  Net realized gain/(loss) from sale of investments ............       65,086,787       38,500,177          (689,178)            --
  Reinvested realized gain distributions .......................      221,656,687      149,892,295                --             --
  Change in unrealized appreciation/(depreciation)
    of investments .............................................      135,262,055       71,194,634        (6,280,919)            --
                                                                  ---------------  ---------------   ---------------  -------------
  Net increase/(decrease) resulting from operations ............      443,716,638      262,748,876         3,089,159      6,759,484
                                                                  ---------------  ---------------   ---------------  -------------

--------------------------
1996 Contract Transactions
--------------------------
  Net contract purchase payments ...............................      494,020,821      199,420,240        26,716,860     79,795,200
  Transfer between/within separate accounts ....................          354,889       25,123,972       (14,688,746)   (45,494,367)
  Administrative charges -- Note 4 ..............................      (2,379,092)        (991,077)         (163,975)      (117,388)
  Redemptions and annuity benefits .............................     (172,936,761)     (58,837,567)      (18,551,886)   (27,508,682)
                                                                  ---------------  ---------------   ---------------  -------------
  Net increase/(decrease) from contract transactions ...........      319,059,857      164,715,568        (6,687,747)     6,674,763
                                                                  ---------------  ---------------   ---------------  -------------
Actuarial Increase in Reserves for Contracts
  in Payment Period ............................................           92,877           24,109            18,983          4,951
                                                                  ---------------  ---------------   ---------------  -------------
Total Increase/(Decrease) in Net Assets ........................      762,869,372      427,488,553        (3,579,605)    13,439,198
   Net Assets at December 31, 1995 .............................    2,431,877,492      948,335,467       206,434,524    174,721,850
                                                                  ---------------  ---------------   ---------------  -------------
   Net Assets at December 31, 1996 -- Note 3 ...................  $ 3,194,746,864  $ 1,375,824,020   $   202,854,919  $ 188,161,048
                                                                  ===============  ===============   ===============  =============

----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ..............................  $    24,403,220  $      (485,841)  $    10,277,567  $   7,514,419
  Net realized gain/(loss) from sale of investments ............       93,771,904       40,363,364        (1,580,616)            --
  Reinvested realized gain distributions .......................      389,250,547      222,316,734                --             --
  Change in unrealized appreciation/(depreciation)
    of investments .............................................      234,897,939      236,363,291         6,188,992             --
                                                                  ---------------  ---------------   ---------------  -------------
  Net increase/(decrease) resulting from operations ............      742,323,610      498,557,548        14,885,943      7,514,419
                                                                  ---------------  ---------------   ---------------  -------------

--------------------------
1997 Contract Transactions
--------------------------
  Net contract purchase payments ...............................      512,922,473      252,679,999        16,580,207     77,967,964
  Transfer between/within separate accounts ....................        4,895,684       56,405,473        (4,595,729)   (50,862,109)
  Administrative charges -- Note 4 .............................       (2,693,491)      (1,235,570)         (147,080)      (115,908)
  Redemptions and annuity benefits .............................     (260,640,500)    (102,273,300)      (18,796,598)   (35,040,921)
  Transfers - Other ............................................           73,753            9,024              (779)         1,794
                                                                  ---------------  ---------------   ---------------  -------------
  Net increase/(decrease) from contract transactions ...........      254,557,919      205,585,626        (6,959,979)    (8,049,180)
                                                                  ---------------  ---------------   ---------------  -------------
  Actuarial Increase in Reserves for Contracts in
    Payment Period .............................................          138,877           18,818             7,851         47,476
                                                                  ---------------  ---------------   ---------------  -------------
Total Increase/(Decrease) in Net Assets ........................      997,020,406      704,161,992         7,933,815       (487,285)
  Net Assets at December 31, 1996 ..............................    3,194,746,864    1,375,824,020       202,854,919    188,161,048
                                                                  ---------------  ---------------   ---------------  -------------
  Net Assets at December 31, 1997 ..............................  $ 4,191,767,270  $ 2,079,986,012   $   210,788,734  $ 187,673,763
                                                                  ===============  ===============   ===============  =============


                                                                                                                           Baillie
                                                                     Guardian           Gabelli          Baillie           Gifford
                                                                       Small            Capital          Gifford          Emerging
                                                                     Cap Stock           Asset        International        Markets
                                                                       Fund              Fund             Fund              Fund
                                                                  ------------------------------------------------------------------
----------------------------------------
1996 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ..............................  $         --        $  (381,148)    $    912,337      $  (302,853)
  Net realized gain/(loss) from sale of investments ............            --            834,423        6,381,513        1,355,008
  Reinvested realized gain distributions .......................            --          1,249,171        3,368,980               --
  Change in unrealized appreciation/(depreciation)
    of investments .............................................            --          1,173,956       20,386,043        3,478,368
                                                                  ------------        -----------     ------------      -----------
  Net increase/(decrease) resulting from operations ............            --          2,876,402       31,048,873        4,530,523
                                                                  ------------        -----------     ------------      -----------

--------------------------
1996 Contract Transactions
--------------------------
  Net contract purchase payments ...............................            --         14,490,586       28,134,764        7,280,697
  Transfer between/within separate accounts ....................            --          5,336,300        1,944,494       12,647,826
  Administrative charges -- Note 4 .............................            --            (21,883)        (197,015)         (19,664)
  Redemptions and annuity benefits .............................            --         (1,548,142)     (11,646,242)      (1,041,178)
                                                                  ------------        -----------     ------------      -----------
  Net increase/(decrease) from contract transactions ...........            --         18,256,861       18,236,001       18,867,681
                                                                  ------------        -----------     ------------      -----------
Actuarial Increase in Reserves for Contracts
  in Payment Period ............................................            --                 --              294               --
                                                                  ------------        -----------     ------------      -----------
Total Increase/(Decrease) in Net Assets ........................            --         21,133,263       49,285,168       23,398,204
   Net Assets at December 31, 1995 .............................            --         23,204,838      209,422,964       12,427,505
                                                                  ------------        -----------     ------------      -----------
   Net Assets at December 31, 1996 -- Note 3 ...................  $         --        $44,338,101     $258,708,132      $35,825,709
                                                                  ============        ===========     ============      ===========

----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ..............................  $    (59,756)       $  (642,984)    $  1,351,000      $  (389,939)
  Net realized gain/(loss) from sale of investments ............       671,168          4,011,213       10,972,459        4,397,770
  Reinvested realized gain distributions .......................       572,981          5,979,928       10,918,739        2,477,140
  Change in unrealized appreciation/(depreciation)
    of investments .............................................       (83,293)        11,393,782        3,870,738       (8,644,596)
                                                                   -----------         ----------      -----------       ----------
  Net increase/(decrease) resulting from operations ............     1,101,100         20,741,939       27,112,936       (2,159,625)
                                                                   -----------         ----------      -----------       ----------

--------------------------
1997 Contract Transactions
--------------------------
  Net contract purchase payments ...............................     6,259,526         10,475,180       24,014,459       12,784,701
  Transfer between/within separate accounts ....................    40,284,497         16,524,547      (13,297,260)       7,127,768
  Administrative charges -- Note 4 .............................        (6,346)           (37,705)        (200,624)         (36,552)
  Redemptions and annuity benefits .............................      (485,925)        (3,161,647)     (15,629,361)      (2,688,820)
  Transfers - Other ............................................         4,698             53,068          (41,857)          79,164
                                                                  ------------        -----------     ------------      -----------
  Net increase/(decrease) from contract transactions ...........    46,056,450         23,853,443       (5,154,643)      17,266,261
                                                                  ------------        -----------     ------------      -----------
  Actuarial Increase in Reserves for Contracts in
    Payment Period .............................................            --                 --            8,621               --
                                                                  ------------        -----------     ------------      -----------
Total Increase/(Decrease) in Net Assets ........................    47,157,550         44,595,382       21,966,914       15,106,636
  Net Assets at December 31, 1996 ..............................            --         44,338,101      258,708,132       35,825,709
                                                                  ------------        -----------     ------------      -----------
  Net Assets at December 31, 1997 ..............................  $ 47,157,550        $88,933,483     $280,675,046      $50,932,345
                                                                  ============        ===========     ============      ===========


                                                                                       Value Line
                                                                                       Strategic
                                                                      Value Line          Asset       MFS Growth
                                                                       Centurion       Management     with Income
                                                                         Fund             Trust         Series
                                                                    ---------------------------------------------
----------------------------------------
1996 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ..............................    $  (2,021,149)   $  3,523,412    $       --
  Net realized gain/(loss) from sale of investments ............        9,510,921       9,193,923            --
  Reinvested realized gain distributions .......................       32,040,657      35,105,584            --
  Change in unrealized appreciation/(depreciation)
    of investments .............................................         (831,986)     46,141,959            --
                                                                    -------------    ------------    ----------
  Net increase/(decrease) resulting from operations ............       38,698,443      93,964,878            --
                                                                    -------------    ------------    ----------

--------------------------
1996 Contract Transactions
--------------------------
  Net contract purchase payments ...............................       42,251,208      95,931,266            --
  Transfer between/within separate accounts ....................        9,286,991       6,198,419            --
  Administrative charges -- Note 4 .............................         (234,347)       (633,743)           --
  Redemptions and annuity benefits .............................      (13,798,176)    (40,004,888)           --
                                                                    -------------    ------------    ----------
  Net increase/(decrease) from contract transactions ...........       37,505,676      61,491,054            --
                                                                    -------------    ------------    ----------
Actuarial Increase in Reserves for Contracts
  in Payment Period ............................................            4,284          40,256            --
                                                                    -------------    ------------    ----------
Total Increase/(Decrease) in Net Assets ........................       76,208,403     155,496,188            --
   Net Assets at December 31, 1995 .............................      234,406,403     622,923,941            --
                                                                    -------------    ------------    ----------
   Net Assets at December 31, 1996 -- Note 3 ...................    $ 310,614,806    $778,420,129    $       --
                                                                    =============    ============    ==========

----------------------------------------
1997 Increase/(Decrease) from Operations
----------------------------------------
  Net investment income/(expense) ..............................    $  (2,967,894)   $  9,798,493    $    8,155
  Net realized gain/(loss) from sale of investments ............       13,776,968      21,154,961         4,617
  Reinvested realized gain distributions .......................       56,827,853      90,061,270        95,902
  Change in unrealized appreciation/(depreciation)
    of investments .............................................       (5,627,342)     (8,616,198)       52,565
                                                                    -------------    ------------    ----------
  Net increase/(decrease) resulting from operations ............       62,009,585     112,398,526       161,239
                                                                    -------------    ------------    ----------

--------------------------
1997 Contract Transactions
--------------------------
  Net contract purchase payments ...............................       31,313,259      79,616,635     1,230,543
  Transfer between/within separate accounts ....................      (18,154,540)    (32,230,242)    3,693,279
  Administrative charges -- Note 4 .............................         (260,010)       (653,255)         (441)
  Redemptions and annuity benefits .............................      (25,494,062)    (57,057,221)      (12,645)
  Transfers - Other ............................................          (40,521)          9,546          (384)
                                                                    -------------    ------------    ----------
  Net increase/(decrease) from contract transactions ...........      (12,635,874)    (10,314,537)    4,910,352
                                                                    -------------    ------------    ----------
  Actuarial Increase in Reserves for Contracts in
    Payment Period .............................................            9,416          46,695            --
                                                                    -------------    ------------    ----------
Total Increase/(Decrease) in Net Assets ........................       49,383,127     102,130,684     5,071,591
  Net Assets at December 31, 1996 ..............................      310,614,806     778,420,129            --
                                                                    -------------    ------------    ----------
  Net Assets at December 31, 1997 ..............................     $359,997,933    $880,550,813    $5,071,591
                                                                    =============    ============    ==========

                        See notes to financial statements

--------------------------------------------------------------------------------


                                    32 & 33

---------
Separate
Account D
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account D
-----------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

--------------------
Note 1--Organization
--------------------

      The Guardian Separate Account D (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was organized by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 23, 1989 and commenced operations on January 16, 1990. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the individual and group deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the contractowner. Prior to February 28, 1997, contractowners could also allocate net premium purchase payments or transfers of contract values to The Guardian Real Estate Account (GREA), another separate investment account established by GIAC. Effective December 19, 1997 GREA was liquidated and all balances in that account were transferred to The Guardian Cash Fund, Inc. or other investment divisions within the account as instructed by the contractowners. Amounts allocated to the FRO are maintained by GIAC in its general account. On May 1 and June 1, 1997, GIAC created two new investment divisions within the Account, the MFS Growth With Income Series and The Guardian Small Cap Stock Fund. The contractowner may transfer his or her contract value among the ten investment options within the Account or the FRO. However, a contractowner may only invest in up to six of the investment divisions, including the FRO. The ten investment options of the Account correspond to the following underlying mutual funds in which the investment option invests: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF), The Guardian Cash Fund, Inc. (GCF), The Guardian Small Cap Stock Fund (GSCF), Gabelli Capital Asset Fund (GCAF), Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF), Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth With Income Series (collectively, the Funds and individually, a Fund). A tax-qualified and a non-tax-qualified in vestment division have been established within each investment option available in the Account. Beginning in 1997, contract owners who qualify may also purchase an optional Enhanced Death Benefit Rider which may provide greater death benefits than the proceeds payable under the basic contract.

      GSF, GBF, GCF and GSCF each has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GCAF has a management agreement with GISC. BGIF and BGEMF each has an investment advisory agreement with Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Between January 22, 1991 and March 14, 1991, GIAC allocated $10,000,000 from its general account funds to the Account and invested it in BGIF to facilitate the commencement of BGIF's operations. On September 13, 1994, Guardian Life contributed $20,000,000 to BGEMF to facilitate the commencement of BGEMF's operations. On May 1, 1995, GIAC contributed $100,000 to GCAF to facilitate the commencement of its operations.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.

--------------------------------------------------------------------------------

                                                                       ---------
                                                                        Separate
                                                                       Account D
                                                                       ---------
                                                                           1
                                                                       ---------

--------------------------------------------------------------------------------

---------------------------------------
Note 2--Significant Accounting Policies
---------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds of payments made by contract-owners to the Account are invested by the Account's investment divisions in shares of the corresponding Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Purchases and Sales

      During the years ended December 31, 1997 and December 31, 1996, purchases and sales of shares of the Funds were as follows:

The Guardian Separate Account D            Purchases            Purchases              Sales              Sales
                                          December 31,          December 31,         December 31,       December 31,
                                              1997                 1996                 1997               1996
                                         --------------       --------------        ------------        ------------
The Guardian Stock Fund, Inc. .........  $  518,140,344       $  414,806,486        $ 88,796,530        $ 95,636,165
The Guardian Bond Fund, Inc. ..........      38,638,405           42,270,607          35,207,718          38,631,551
The Guardian Cash Fund, Inc. ..........     192,776,077          213,940,697         188,065,185         196,526,656
The Guardian Small Cap Stock Fund .....      52,990,531                   --           6,271,465                  --
Gabelli Capital Asset Fund ............      44,600,446           28,146,244          15,800,294           8,559,097
Baillie Gifford International Fund ....      56,816,776           58,393,206          49,574,574          35,551,380
Baillie Gifford Emerging Markets Fund .      42,101,550           28,906,514          22,692,776          10,288,834
Value Line Centurion Fund, Inc. .......      99,978,654          118,917,188          58,547,238          50,970,558
Value Line Strategic Asset
Management Trust ......................     149,409,465          124,788,645          59,306,503          23,608,432
MFS Growth With Income Series .........       5,367,567                   --             340,812                  --
                                         --------------       --------------        ------------        ------------
    Total                                $1,200,819,815       $1,030,169,587        $524,603,095        $459,772,673
                                         ==============       ==============        ============        ============

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

--------------------------------------------------------------------------------

---------
Separate
Account D
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account D
--------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)

-------------------------------------
Note 3--Net Assets, December 31, 1997
-------------------------------------

                                                                               Accumulation           Total
REGULAR CONTRACT                                            Units Owned         Unit Value         Unit Value
                                                            -----------         ----------         ----------
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. .....................   30,904,191.704         $36.606672      $1,131,299,609
   The Guardian Bond Fund, Inc. ......................    6,393,334.802          17.194958         109,933,123
   The Guardian Cash Fund, Inc. ......................    6,727,794.321          13.288611          89,403,042
   The Guardian Small Cap Stock Fund .................    2,107,127.879          11.314256          23,840,584
   Gabelli Capital Asset Fund ........................    2,663,506.605          16.628626          44,290,455
   Baillie Gifford International Fund ................    8,104,837.143          17.717096         143,594,178
   Baillie Gifford Emerging Markets Fund .............    2,175,481.304          10.711125          23,301,852
   Value Line Centurion Fund, Inc. ...................    5,678,746.901          33.713529         191,450,598
   Value Line Strategic Asset Management Trust .......   17,793,318.248          28.414943         505,596,124
   MFS Growth With Income Series .....................      199,543.007          10.394790           2,074,208

Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. .....................   24,675,426.990          36.606672         903,285,262
   The Guardian Bond Fund, Inc. ......................    5,641,462.021          17.194958          97,004,703
   The Guardian Cash Fund, Inc. ......................    7,181,850.874          13.288611          95,436,823
   The Guardian Small Cap Stock Fund .................    1,574,231.719          11.314256          17,811,261
   Gabelli Capital Asset Fund ........................    2,309,345.664          16.628626          38,401,245
   Baillie Gifford International Fund ................    6,351,899.436          17.717096         112,537,212
   Baillie Gifford Emerging Markets Fund .............    2,246,907.099          10.711125          24,066,903
   Value Line Centurion Fund, Inc. ...................    4,796,413.924          33.713529         161,704,040
   Value Line Strategic Asset Management Trust .......   12,587,805.685          28.414943         357,681,781
   MFS Growth With Income Series .....................      246,297.945          10.394790           2,560,215

ENHANCED DEATH BENEFIT RIDER
Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. .....................    1,796,713.928          10.561216          18,975,484
   The Guardian Bond Fund, Inc. ......................      125,001.275          10.110112           1,263,777
   The Guardian Cash Fund, Inc. ......................      125,489.582          10.050009           1,261,171
   The Guardian Small Cap Stock Fund .................      118,657.517          10.142904           1,203,532
   Gabelli Capital Asset Fund ........................      139,475.077          10.638692           1,483,832
   Baillie Gifford International Fund ................      246,228.217          10.556200           2,599,234
   Baillie Gifford Emerging Markets Fund .............       94,205.891          10.892905           1,026,176
   Value Line Centurion Fund, Inc. ...................      236,286.847          10.208471           2,412,127
   Value Line Strategic Asset Management Trust .......      621,101.776          10.258609           6,371,640
   MFS Growth With Income Series .....................       28,771.201          10.654605             306,546

Non-Tax-Qualified Accounts:
   The Guardian Stock Fund, Inc. .....................    2,193,617.972          10.561216          23,167,273
   The Guardian Bond Fund, Inc. ......................      192,239.283          10.110112           1,943,561
   The Guardian Cash Fund, Inc. ......................      133,988.142          10.050009           1,346,582
   The Guardian Small Cap Stock Fund .................      424,155.968          10.142904           4,302,173
   Gabelli Capital Asset Fund ........................      431,108.074          10.638692           4,586,426
   Baillie Gifford International Fund ................      267,281.506          10.556200           2,821,477
   Baillie Gifford Emerging Markets Fund .............      232,941.964          10.892905           2,537,415
   Value Line Centurion Fund, Inc. ...................      391,939.114          10.208471           4,001,099
   Value Line Strategic Asset Management Trust .......      767,916.314          10.258609           7,877,753
   MFS Growth With Income Series .....................       12,259.691          10.654605             130,622
                                                                                                --------------
                                                                                                 4,164,891,119
   Contracts receiving annuity payments .......................................................      8,144,432
   Interest of GIAC in separate account .......................................................     18,731,719
                                                                                                --------------
     Total Net Assets ......................................................................... $4,191,767,270
                                                                                                ==============

--------------------------------------------------------------------------------

                                                                       ---------
                                                                        Separate
                                                                       Account D
                                                                       ---------
                                                                           1
                                                                       ---------

--------------------------------------------------------------------------------

Other Matters

      The amount retained by GIAC in the Account is comprised of amounts which GIAC allocated to the Account to facilitate the commencement of operations of the Account and certain of the Funds, as well as amounts accruing to GIAC from the operations of the Account. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

-------------------------------------------------------------
Note 4--Administrative and Mortality and Expense Risk Charges
-------------------------------------------------------------

Contractual charges paid to GIAC include:

      (1) a fixed annual contract fee of $35 is deducted on each contract anniversary date before annuitization and upon surrender prior to annuitization to cover GIAC's administrative expenses;

      (2) a charge for mortality and expense risk is computed daily and is equal to an annual rate of 1.15% of the average daily net assets applicable to contract owners. There is an additional charge for the Enhanced Death Benefit Rider equal to an annual rate of .30% of the daily net assets of the applicable contracts;

      (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first seven contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for seven years; and

      (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

--------------------------------------------------------------------------------
Note 5 -- Accumulation Unit Values for the Current Year and the Four Prior Year Ends for Both Qualified and Non-Qualified Accounts
--------------------------------------------------------------------------------

                                                December 31,  December 31, December 31,  December 31,  December 31,
                                                    1997          1996         1995          1994          1993
                                                ------------  ------------ -----------   ------------  ------------
REGULAR CONTRACT
The Guardian Stock Fund, Inc. ................  $36.606672    $27.313449   $21.774794    $16.358812    $16.762756
The Guardian Bond Fund, Inc. .................   17.194958     15.960396    15.694939     13.502913     14.148558
The Guardian Cash Fund, Inc. .................   13.288611     12.785111    12.319068     11.808794     11.506661
The Guardian Small Cap Stock Fund ............   11.314256            --           --            --            --
Gabelli Capital Asset Fund ...................   16.628626     11.797549    10.750707            --            --
Baillie Gifford International Fund ...........   17.717096     16.012486    14.035634     12.765807     12.802570
Baillie Gifford Emerging Markets Fund ........   10.711125     10.626424     8.628815      8.782325            --
Value Line Centurion Fund, Inc. ..............   33.713529     28.096610    24.224164     17.494618     18.098849
Value Line Strategic Asset Management Trust ..   28.414943     24.854247    21.700306     17.078883     18.163921
MFS Growth With Income Series ................   10.394790            --           --            --            --

ENHANCED DEATH BENEFIT RIDER
The Guardian Stock Fund, Inc. ................   10.561216            --           --            --            --
The Guardian Bond Fund, Inc. .................   10.110112            --           --            --            --
The Guardian Cash Fund, Inc. .................   10.050009            --           --            --            --
The Guardian Small Cap Stock Fund ............   10.142904            --           --            --            --
Gabelli Capital Asset Fund ...................   10.638692            --           --            --            --
Baillie Gifford International Fund ...........   10.556200            --           --            --            --
Baillie Gifford Emerging Markets Fund ........   10.892905            --           --            --            --
Value Line Centurion Fund, Inc. ..............   10.208471            --           --            --            --
Value Line Strategic Asset Management Trust ..   10.258609            --           --            --            --
MFS Growth With Income Series ................   10.654605            --           --            --            --

NOTE: In some instances the calculation of total assets may not agree due to rounding.

--------------------------------------------------------------------------------

---------
Separate
Account D
---------
    1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account D
---------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Contractowners of The Guardian Separate
Account D, "Guardian Investor"

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions relating to The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., The Guardian Small Cap Stock Fund, Gabelli Capital Asset Fund, Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund, Value Line Centurion Fund, Inc., Value Line Strategic Asset Management Trust and MFS Growth With Income Series (constituting The Guardian Separate Account D, "Guardian Investor") at December 31, 1997, and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
February 13, 1998

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 92.6%
----------------------

Shares                                                     Value
----------------------------------------------------------------
Aerospace and Defense -- 2.1%
     24,000 Alliant Techsystems, Inc.*               $ 1,338,000
     32,600 General Dynamics Corp.                     2,817,862
     77,025 Lockheed Martin Corp.                      7,586,962
    170,290 Northrop Grumman Corp.                    19,583,350
    201,750 Precision Castparts Corp.                 12,168,047
     95,800 Rockwell Int'l. Corp.                      5,005,550
     25,000 Sundstrand Corp.                           1,259,375
     40,000 Thiokol Corp.                              3,250,000
     53,000 TRW, Inc.                                  2,828,875
    168,100 United Technologies Corp.                 12,239,781
                                                     -----------
                                                      68,077,802
                                                     -----------

Air Transportation -- 1.1%
     63,000 Alaska Air Group, Inc.*                    2,441,250
    143,000 AMR Corp., DE*                            18,375,500
     43,000 Comair Hldgs., Inc.*                       1,037,375
    151,000 Continental Airlines, Inc.*                7,266,875
     77,000 UAL Corp.*                                 7,122,500
                                                     -----------
                                                      36,243,500
                                                     -----------

Appliance and Furniture -- 0.6%
    115,000 Ethan Allen Interiors, Inc.                4,434,687
    174,000 Furniture Brands Int'l., Inc.*             3,567,000
     50,000 Hon Industries, Inc.                       2,950,000
     50,000 Knoll Corp.*                               1,606,250
     30,000 Leggett & Platt, Inc.                      1,256,250
    100,000 Herman Miller, Inc.                        5,456,250
                                                     -----------
                                                      19,270,437
                                                     -----------

Automotive Parts -- 0.9%
     38,000 Arvin Industries, Inc.                     1,265,875
     19,437 Autoliv, Inc.                                636,562
     37,500 Borg-Warner Automotive, Inc.               1,950,000
    131,000 Cooper Tire & Rubber Co.*                  3,193,125
     73,000 Cummins Engines, Inc.                      4,311,562
     84,000 Goodyear Tire & Rubber Co.                 5,344,500
     45,000 Kaydon Corp.                               1,468,125
    276,933 Meritor Automotive, Inc.                   5,832,901
     24,000 Modine Manufacturing Co.*                    819,000
    112,000 Timken Co.                                 3,850,000
     17,000 Tower Automotive, Inc.*                      715,062
                                                     -----------
                                                      29,386,712
                                                     -----------

Biotechnology -- 0.2%
     93,600 Amgen, Inc.                                5,066,100
                                                     -----------

Building Materials and Homebuilders -- 1.0%
     58,000 AK Steel Hldg. Corp.                       1,025,875
     18,000 Armstrong World Industries, Inc.           1,345,500
     33,000 Centex Construction Products, Inc.           994,125
     65,000 Fleetwood Enterprises, Inc.                2,758,437
     92,500 Lafarge Corp.                              2,734,531
     95,000 Lennar Corp.                               2,048,437
      9,400 Lone Star Industries, Inc.                   499,375
     79,650 Martin Marietta Materials, Inc.            2,912,203
    120,000 McGrath Rentcorp                           2,940,000
     24,000 Medusa Corp.                               1,003,500
     68,200 Sherwin-Williams Co.                       1,892,550
     62,000 Southdown, Inc.                            3,658,000
     65,000 USG Corp.*                                 3,185,000
     36,000 U.S. Home Corp.*                           1,413,000
      6,300 Valspar Corp.                                200,812
     45,700 Vulcan Materials Co.                       4,667,112
                                                     -----------
                                                      33,278,457
                                                     -----------

Chemicals -- 3.6%
     68,000 Albemarle Corp.                            1,623,500
    141,000 Cambrex Corp.                              6,486,000
     49,000 Carlisle Cos., Inc.                        2,094,750
    115,000 Crompton & Knowles Corp.*                  3,047,500
     51,000 Dexter Corp.                               2,202,562
    160,000 Dow Chemical Co.                          16,240,000
    798,000 E.I. Dupont de Nemours, Inc.              47,929,875
     81,100 Lubrizol Corp.                             2,990,562
    150,000 Millennium Chemicals, Inc.*                3,534,375
    113,500 Minnesota Mng. & Mfg. Co.                  9,314,094
    147,000 Morton Int'l., Inc.                        5,053,125
    102,000 PPG Industries, Inc.                       5,826,750
     40,000 Rohm & Haas Co.                            3,830,000
    150,900 Solutia, Inc.*                             4,027,144
     56,300 Union Carbide Corp.*                       2,435,537
                                                     -----------
                                                     116,635,774
                                                     -----------

Computer Software -- 2.3%
    134,400 Adobe Systems, Inc.                        5,544,000
    145,000 Autodesk, Inc.*                            5,365,000
     11,700 ChoicePoint, Inc.*                           558,675

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

     Shares                                                Value
----------------------------------------------------------------

     27,000 DST Systems, Inc.*                       $ 1,152,562
      9,900 J.D. Edwards*                                292,050
    404,100 Microsoft Corp.*                          52,229,925
     52,000 Sterling Software, Inc.*                   2,132,000
    138,800 SunGuard Data Systems, Inc.*               4,302,800
     65,000 Symantec Corp.*                            1,425,937
     36,000 Wind River Systems, Inc.*                  1,428,750
                                                     -----------
                                                      74,431,699
                                                     -----------

Computer Systems -- 6.4%
    351,000 Compaq Computer Corp.                     19,809,562
     49,500 Diebold, Inc.                              2,505,937
     30,300 DII Group, Inc.*                             825,675
     57,500 Honeywell, Inc.                            3,938,750
    654,500 Int'l. Business Machines                  68,436,156
    478,200 Lexmark Int'l. Group, Inc.*               18,171,600
    246,000 Oracle Systems Corp.*                      5,488,875
    115,000 Pitney Bowes, Inc.                        10,342,812
    160,600 Quantum Corp.*                             3,222,037
     30,700 Sanmina Corp.*                             2,079,925
    174,000 SCI Systems, Inc.*                         7,579,875
     72,000 Smart Modular Technologies, Inc.*          1,656,000
    738,200 Storage Technology Corp.*                 45,722,262
     91,000 Stratus Computer, Inc.*                    3,440,937
    227,800 Sun Microsystems, Inc.*                    9,083,525
    247,800 Western Digital Corp.*                     3,980,287
                                                     -----------
                                                     206,284,215
                                                     -----------

Conglomerates -- 1.3%
    205,800 Allied Signal, Inc.                        8,013,337
    149,800 Loews Corp.                               15,897,525
    310,000 Textron, Inc.                             19,375,000
                                                     -----------
                                                      43,285,862
                                                     -----------

Containers-Metals and Plastic -- 0.1%
     37,000 Aptargroup, Inc.                           2,053,500
                                                     -----------

Cosmetics and Toiletries -- 0.1%
     21,600 Alberto-Culver Co.                           583,200
     60,800 Helen of Troy Ltd.*                          980,400
     43,000 Herbalife Int'l., Inc.                       917,332
                                                     -----------
                                                       2,480,932
                                                     -----------
Drugs and Hospitals -- 5.4%
    228,100 Abbott Laboratories                       14,954,806
    110,000 Acuson, Inc.*                              1,821,875
     99,660 Allegiance Corp.                           3,531,701
     31,300 C.R. Bard, Inc.*                             980,081
     44,200 Becton Dickinson & Co.                     2,210,000
    429,600 Bristol-Myers Squibb Corp.                40,650,900
     44,200 Columbia Healthcare Corp.*                 1,312,077
     25,000 Health Care & Retirement Co.*              1,006,250
     42,000 ICN Pharmaceuticals, Inc.                  2,050,125
     34,200 Integrated Health Svcs., Inc.              1,066,612
    205,696 Eli Lilly & Co., Inc.                     14,321,584
     56,300 Lincare Hldgs., Inc.*                      3,209,100
    209,700 Merck & Co., Inc.                         22,280,625
     81,300 Mylan Labs, Inc.                           1,702,219
     18,000 Patterson Dental Co.*                        814,500
    142,800 Pfizer, Inc.                              10,647,525
     26,000 Safeskin Corp.*                            1,475,500
    413,400 Schering-Plough Corp.                     25,682,475
     12,000 Unitrin, Inc.                                775,500
    354,000 Universal Health Services, Inc.*          17,832,750
     46,700 Warner-Lambert Co.                         5,790,800
     26,000 Wellpoint Health Networks, Inc.*           1,098,500
                                                     -----------
                                                     175,215,505
                                                     -----------

Electrical Equipment -- 3.9%
     94,600 Emerson Electric Co.                       5,338,987
  1,541,200 General Electric Co.                     113,085,550
     12,800 W.W. Grainger, Inc.                        1,244,000
     25,000 Hubbel, Inc.                               1,232,812
     13,000 Jabil Circuit, Inc.*                         516,750
     90,000 Raychem Corp.                              3,875,625
                                                     -----------
                                                     125,293,724
                                                     -----------

Electronics and Instruments -- 0.4%
     64,400 Analogic Corp.                             2,447,200
     84,400 Dynatech Corp.*                            3,956,250
     75,000 Fluke Corp.                                1,954,687
     60,000 Tektronix, Inc.                            2,381,250
     39,900 Texas Instruments, Inc.*                   1,792,859
                                                     -----------
                                                      12,532,246
                                                     -----------

Energy-Miscellaneous -- 0.4%
    192,500 Giant Industries, Inc.                     3,657,500
    237,430 Holly Corp.                                6,559,004

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

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Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

     Shares                                                Value
----------------------------------------------------------------

     84,000 Howell Corp.                             $ 1,454,250
                                                     -----------
                                                      11,670,754
                                                     -----------

Entertainment and Leisure-- 0.1%
     16,500 Anchor Gaming*                               919,875
     34,000 Harley-Davidson, Inc.                        930,750
                                                     -----------
                                                       1,850,625
                                                     -----------

Financial-Banks -- 12.1%
     20,000 Associated Bank Corp.                      1,102,500
    720,000 BankAmerica Corp.                         52,560,000
    172,011 Bank of Boston Corp.                      16,158,282
    130,000 Bank of New York, Inc.                     7,515,625
    146,000 Barnett Banks, Inc.                       10,493,750
     13,000 CCB Financial Corp.                        1,397,500
    434,468 Chase Manhattan Corp.                     47,574,246
    417,484 Citicorp                                  52,785,632
     81,000 City National Corp.                        2,991,938
     96,800 Comerica, Inc.                             8,736,200
     26,250 Commerce Bankshares, Inc.                  1,778,437
     30,000 Compass Bancshares, Inc.                   1,312,500
     20,000 Cullen Frost Bankers, Inc.                 1,213,750
    313,700 First Chicago NBD Corp.                   26,193,950
     19,900 First Empire State Corp.                   9,253,500
     60,000 First Merit Corp.                          1,702,500
    543,800 First Union Corp.                         27,869,750
    185,000 Fleet Financial Group, Inc.               13,863,437
     81,922 Hubco, Inc.                                3,205,197
     43,000 Imperial Bancorp*                          2,120,437
     70,000 KeyCorp                                    4,956,875
    197,000 Mellon Bank Corp.                         11,943,125
     87,796 National City Corp.                        5,772,587
    332,800 Nationsbank Corp.                         20,238,400
    270,120 Norwest Corp.                             10,433,385
     50,000 Premier Bancshares, Inc., GA               1,343,750
     79,500 Provident Financial Group, Inc.            3,855,750
    108,000 Star Banc Corp.                            6,196,500
    116,000 State Street Corp.                         6,749,750
    327,033 Summit Bancorp                            17,414,507
     49,500 Union BanCal Corp.*                        5,321,250
     23,000 U.S. Trust Corp.                           1,440,375
     21,500 Webster Financial Corp.                    1,429,750
     12,000 Westamerica Bancorp                        1,227,000
     72,000 Zions Bancorp                              3,267,000
                                                     -----------
                                                     391,419,135
                                                     -----------

Financial-Other -- 7.3%
    294,400 American Express Co.                      26,275,200
     75,000 Bear Stearns Cos., Inc.*                   3,562,500
     11,000 Community First Bankshares                   585,750
    102,000 Countrywide Credit Industries, Inc.        4,373,250
     11,600 Donaldson Lufkin & Jenrette*                 922,200
     21,666 Duff & Phelps Credit Rating Co.              880,181
    190,200 A.G. Edwards, Inc.                         7,560,450
    258,400 Federal Home Loan Mortgage Corp.          10,836,650
    434,600 Federal National Mortgage Assn.           24,799,362
     33,000 Fidelity National Financial, Inc.*         1,027,125
    144,000 Franklin Resources, Inc.                  12,519,000
    125,000 H & R Block, Inc.                          5,601,562
    338,000 Jefferies Group, Inc.                     13,836,875
     43,667 Legg Mason, Inc.                           2,442,604
    109,500 Lehman Brothers Hldgs., Inc.               5,584,500
    188,000 McDonald & Co. Investments, Inc.           5,334,500
    257,200 Merrill Lynch & Co., Inc.                 18,759,525
    384,075 Morgan Keegan, Inc.                        9,721,897
    180,100 Morgan Stanley Dean Witter                10,648,412
     22,000 ONBANCorp, Inc.                            1,551,000
     37,666 Pacific Crest Capital, Inc.*                 687,405
    175,000 Paine Webber Group, Inc.*                  6,048,438
    230,737 Raymond James Financial, Inc               9,157,375
     50,000 SLM Hldg. Corp.*                           6,956,250
    846,000 Travelers Group, Inc.                     45,578,250
                                                     -----------
                                                     235,250,261
                                                     -----------

Financial-Thrift -- 2.1%
     67,200 Astoria Financial Corp.                    3,746,400
    325,000 Bank Atlantic Bancorp, Inc.                5,371,563
     27,040 California Federal Bancorp, Inc.*            770,640
    163,170 Charter One Financial, Inc.               10,300,106
     73,500 CitFed Bancorp, Inc.                       2,866,500
     66,000 Coastal Bancorp, Inc.                      2,301,750
     20,000 Coast Savings Financial, Inc.*             1,371,250
    155,925 Commercial Federal Corp.                   5,545,083
    101,000 Dime Bancorp, Inc.*                        3,055,250
     40,000 Golden State Bancorp, Inc.*                1,495,000
     76,000 Greenpoint Financial Corp.                 5,514,750

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

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                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

     Shares                                                Value
----------------------------------------------------------------

    124,000 Long Island Bancorp, Inc.                $ 6,153,500
     29,452 MAF Bancorp, Inc.                          1,041,865
    123,543 Progressive Bank, Inc.                     4,725,520
    634,129 Sovereign Bancorp, Inc.                   13,158,177
                                                     -----------
                                                      67,417,354
                                                     -----------

Food, Beverage and Tobacco -- 2.2%
    204,000 Campbell Soup Co.                         11,857,500
     58,900 CKE Restaurants, Inc.                      2,481,163
    187,200 ConAgra, Inc.                              6,142,500
     71,000 Dean Foods Co.                             4,224,500
     53,744 Earthgrains Co.                            2,525,968
     86,000 Fortune Brands, Inc.                       3,187,375
     56,000 Hershey Foods Corp.                        3,468,500
     35,000 Hormel Foods Corp.                         1,146,250
    142,000 Interstate Bakeries Corp.                  5,307,250
    493,600 Philip Morris Cos., Inc.                  22,366,250
     18,100 Ralston-Purina Group                       1,682,169
     18,000 Schweitzer-Mauduit Int'l., Inc.              670,500
     38,000 Smithfield Foods, Inc.*                    1,254,000
     74,300 Unilever NV                                4,639,106
                                                     -----------
                                                      70,953,031
                                                     -----------

Footwear -- 0.3%
     81,200 Footstar, Inc.*                            2,182,250
     49,000 Payless ShoeSource, Inc.*                  3,289,125
    147,700 Reebok Int'l. Ltd.*                        4,255,606
     64,000 Stride Rite Corp.*                           768,000
                                                     -----------
                                                      10,494,981
                                                     -----------

Household Products -- 0.8%
    105,000 Dial Corp.                                 2,185,313
    249,800 Procter & Gamble Co.                      19,937,163
    200,000 Tupperware Corp.                           5,575,000
                                                     -----------
                                                      27,697,476
                                                     -----------

Insurance -- 6.8%
     37,500 Allied Group, Inc.                         1,073,438
    382,300 Allstate Corp.                            34,741,513
     76,000 AMBAC Financial Group, Inc.                3,496,000
    198,000 Amer. Bankers Ins. Group, Inc.             9,095,625
     30,000 W.R. Berkley Corp.*                        1,316,250
     46,000 Chubb Corp.                                3,478,750
     74,100 Cigna Corp.                               12,823,931
     60,000 CMAC Investment Corp.                      3,622,500
     18,000 Enhance Financial Svcs. Group, Inc.        1,071,000
    130,000 Equitable Cos., Inc.*                      6,467,500
     98,000 Everest Reinsurance Hldgs.                 4,042,500
     66,700 Executive Risk, Inc.                       4,656,494
     42,000 Financial Sec. Assur. Hldgs. Ltd.          2,026,500
     40,000 Fremont General Corp.                      2,190,000
     78,000 Frontier Insurance Group, Inc.             1,784,250
     66,300 General RE Corp.                          14,055,600
     81,900 Hartford Financial Svcs. Group, Inc.       7,662,769
    150,000 Horace Mann Educators Corp.                4,265,625
     36,000 Jefferson Pilot Corp.                      2,803,500
    103,270 Liberty Financial Cos., Inc.               3,898,443
    132,000 Lincoln National Corp., Inc.              10,312,500
    181,400 Marsh & McLennan Cos., Inc.               13,525,638
     50,600 MBIA, Inc.                                 3,380,713
     30,000 Mercury General Corp.                      1,657,500
    315,000 MGIC Investment Corp.                     20,947,500
     21,000 NAC RE Corp.                               1,025,063
     40,000 Ohio Casualty Corp.                        1,785,000
    118,000 Old Republic Int'l. Corp.                  4,388,125
     33,000 Orion Capital Corp.                        1,532,438
     84,371 ReliaStar Financial Group                  3,475,030
     97,800 St. Paul Cos., Inc.*                       8,025,713
    108,000 State Auto Financial Corp.                 3,483,000
    162,000 SunAmerica, Inc.                           6,925,500
     88,000 Torchmark, Inc.                            3,701,500
     60,000 Travelers Ppty. Casualty Corp.             2,640,000
    225,000 USF&G Corp.*                               4,964,063
     35,000 Vesta Insurance Group, Inc.*               2,078,125
                                                     -----------
                                                     218,419,596
                                                     -----------

Lodging -- 0.2%
    238,000 Prime Hospitality Corp.*                   4,849,250
     17,000 Promus Hotel Corp.*                          714,000
                                                     -----------
                                                       5,563,250
                                                     -----------

Machinery and Equipment -- 2.1%
     68,000 AAR Corp.                                  2,635,000
     25,000 Applied Power, Inc.                        1,725,000
     58,000 Case Corp.                                 3,505,375
    297,600 Caterpillar, Inc.                         14,452,200
     91,400 Deere & Co.                                5,329,763

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

     Shares                                                Value
----------------------------------------------------------------

    250,000 Dover Corp.                              $ 9,031,250
     95,000 Eaton Corp.                                8,478,750
     79,900 Illinois Tool Works, Inc.                  4,803,988
     53,000 Kennametal, Inc.                           2,746,063
     99,100 Parker Hannifin Corp.*                     4,546,213
     50,000 Robbins & Myers, Inc.                      1,981,250
     25,000 SPX Corp.*                                 1,725,000
     54,000 Texas Industries, Inc.                     2,430,000
     63,000 Universal Corp., VA                        2,590,875
     65,000 US Industries, Inc.                        1,958,125
                                                     -----------
                                                      67,938,852
                                                     -----------

Merchandising-Department Stores -- 1.4%
    110,000 Carson Pirie Scott & Co.*                  5,513,750
     61,000 Dayton Hudson Corp.                        4,117,500
    125,000 Federated Department Stores, Inc.*         5,382,813
    215,000 Fred Meyer, Inc., DE*                      7,820,625
     38,000 MacFrugals Bargains Closeouts*             1,562,750
     87,000 Shopko Stores, Inc.*                       1,892,250
     20,000 Stein Mart, Inc.*                            535,000
    138,400 TJX Cos., Inc.                             4,757,500
    321,000 Wal-Mart Stores, Inc.                     12,659,438
                                                     -----------
                                                      44,241,626
                                                     -----------

Merchandising-Drugs -- 0.2%
     50,250 Arbor Drugs, Inc.                            929,625
     50,000 Bergen Brunswig Corp.                      2,106,250
     37,000 General Nutrition Cos., Inc.*              1,258,000
    110,000 Walgreen Co.                               3,451,250
                                                     -----------
                                                       7,745,125
                                                     -----------

Merchandising-Food -- 0.6%
     60,000 Fleming Cos., Inc.*                          806,250
    188,995 Safeway, Inc.*                            11,953,934
     20,000 Suiza Foods Corp.*                         1,191,250
    113,000 Supervalu, Inc.                            4,731,875
                                                     -----------
                                                      18,683,309
                                                     -----------

Merchandising-Mass -- 0.1%
     43,500 Brylane, Inc.*                             2,142,375
     20,000 Lands End, Inc.*                             701,250
                                                     -----------
                                                       2,843,625
                                                     -----------

Merchandising-Special -- 1.5%
     34,000 Barnes & Noble, Inc.*                      1,134,750
     69,000 BJ's Wholesale Club, Inc.*                 2,164,875
    107,400 Burlington Coat Factory*                   1,765,388
     70,000 Claire's Stores, Inc.                      1,360,625
     70,736 CVS Corp.                                  4,531,525
     71,000 The Dress Barn*                            2,014,625
    360,000 GAP, Inc.                                 12,757,500
     35,000 Homebase, Inc.*                              275,625
    137,160 Host Marriott Services Corp.*              2,040,255
    135,000 Pier 1 Imports, Inc.                       3,054,375
     46,000 Proffitts, Inc.*                           1,308,125
    159,000 Ross Stores, Inc.                          5,783,625
    250,000 Tandy Corp.                                9,640,625
     42,500 Tiffany & Co., Inc.                        1,532,656
                                                     -----------
                                                      49,364,574
                                                     -----------

Metals-Miscellaneous -- 0.2%
     70,700 Alumax, Inc.*                              2,403,800
     24,800 Aluminum Co. of America*                   1,746,506
     54,000 Titanium Metals Corp.*                     1,559,250
                                                     -----------
                                                       5,709,556
                                                     -----------

Miscellaneous-Capital Goods -- 0.3%
     69,000 Aeroquip-Vickers, Inc.*                    3,385,313
    100,000 Tidewater, Inc.                            5,512,500
                                                     -----------
                                                       8,897,813
                                                     -----------

Miscellaneous-Consumer Growth Staples -- 0.7%
     70,000 American Greetings Corp.                   2,738,750
     93,100 Cognizant Corp.                            4,148,769
     86,500 Deluxe Corp.*                              2,984,250
     52,500 Interpublic Group Cos., Inc.               2,615,156
    110,000 A.C. Nielsen Corp.*                        2,681,250
    190,000 Valassis Communications, Inc.*             7,030,000
                                                     -----------
                                                      22,198,175
                                                     -----------

Natural Gas-Diversified -- 0.2%
    267,600 Mitchell Energy & Dev. Corp.               7,793,850
                                                     -----------

Oil and Gas Producing -- 3.6%
    294,000 Apache Corp.                              10,308,375
    148,000 Barrett Resources Corp.*                   4,477,000
    205,000 Basin Exploration, Inc.*                   3,638,750
    280,400 Tom Brown, Inc.*                           5,397,700
     64,300 Callon Petroleum Co.*                      1,046,884
    304,000 Chieftain Int'l., Inc.*                    6,460,000

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

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                                                                    ------------
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                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

     Shares                                                Value
----------------------------------------------------------------

    247,000 Devon Energy Corp.                       $ 9,509,500
    163,600 Diamond Offshore Drilling, Inc.            7,873,250
    238,288 EEX Corp.*                                 2,159,485
    228,100 Enron Oil and Gas Co.                      4,832,869
     61,900 Forcenergy Gas Exploration, Inc.*          1,621,006
    151,200 Meridian Resource Corp.*                   1,445,850
    750,900 Petromet Resources Ltd.*                   1,642,594
     45,900 Petsec Energy Ltd.*                          631,125
    137,600 Pogo Producing Co.                         4,059,200
     95,000 Pride Int'l., Inc.*                        2,398,750
  1,160,000 Ranger Oil Ltd.                            7,975,000
    650,700 Rigel Energy Corp.*                        5,327,606
    325,100 St. Mary Land & Exploration Co.           11,378,500
    487,520 Seagull Energy Corp.*                     10,055,100
     60,700 Snyder Oil Corp.                           1,107,775
    100,000 USX Marathon Group                         3,375,000
    152,100 Vastar Resources, Inc.*                    5,437,575
    107,000 Vintage Petroleum, Inc.                    2,033,000
    451,300 Wainoco Oil Ltd.*                          3,582,194
                                                     -----------
                                                     117,774,088
                                                     -----------

Oil and Gas Services -- 4.0%
     75,000 BJ Services Co.*                           5,395,313
     86,090 Camco Int'l., Inc.                         5,482,857
     58,400 Cliffs Drilling Co.*                       2,912,700
     70,000 Cooper Cameron Corp.*                      4,270,000
    148,000 ENSCO Int'l., Inc.                         4,958,000
    190,400 Halliburton Co.                            9,888,900
     30,276 Halter Marine Group, Inc.*                   874,220
    376,800 Input/Output, Inc.*                       11,186,250
     55,000 Lone Star Technologies, Inc.*              1,560,625
    521,000 Nabors Industries, Inc.*                  16,378,938
    360,000 Noble Drilling Corp.*                     11,025,000
    189,300 Offshore Logistics, Inc.*                  4,046,288
    339,400 Schlumberger Ltd.                         27,321,700
    125,000 Smith Int'l., Inc.*                        7,671,875
     52,000 Transocean Offshore, Inc.                  2,505,750
    235,400 Varco Int'l., Inc.*                        5,046,388
     30,000 Veritas DGC, Inc.*                         1,185,000
    118,000 Weatherford Enterra, Inc.*                 5,162,500
    100,000 Willbros Group, Inc.*                      1,500,000
                                                     -----------
                                                     128,372,304
                                                     -----------

Oil-Integrated-Domestic -- 1.7%
    247,600 Amoco Corp.                               21,076,950
    114,600 Atlantic Richfield Co.                     9,182,325
    185,000 Murphy Oil Corp.                          10,024,688
    142,000 Sun, Inc.*                                 5,972,875
    460,500 Tesoro Petroleum, Inc.*                    7,137,750
                                                     -----------
                                                      53,394,588
                                                     -----------

Oil-Integrated-International -- 6.0%
    228,800 Chevron Corp.                             17,617,600
  1,539,800 Exxon Corp.                               94,216,513
    529,800 Mobil Corp.                               38,244,938
    578,500 Royal Dutch Petroleum Co.                 31,347,469
    226,800 Texaco, Inc.                              12,332,250
                                                     -----------
                                                     193,758,770
                                                     -----------

Paper and Forest Products -- 0.8%
     52,857 Deltic Timber Corp.                        1,446,960
    548,000 Rayonier, Inc.                            23,324,250
                                                     -----------
                                                      24,771,210
                                                     -----------

Publishing-News -- 0.7%
     35,100 Central Newspapers, Inc.                   2,595,206
    133,400 Gannett Co., Inc.                          8,245,788
     74,100 Harte-Hanks Communications                 2,750,963
     27,000 Houghton Mifflin Co.                       1,036,125
     80,000 New York Times Co.                         5,290,000
      6,700 Washington Post Co.                        3,259,550
                                                     -----------
                                                      23,177,632
                                                     -----------

Railroads -- 0.7%
     47,949 Burlington Northern Santa Fe               4,456,260
    109,000 Kansas City Southern Inds., Inc.           3,460,750
    216,600 Norfolk Southern Corp.                     6,673,988
    107,900 Union Pacific Corp.                        6,737,006
                                                     -----------
                                                      21,328,004
                                                     -----------

Real Estate -- 0.1%
     95,000 LNR Property Corp.                         2,244,375
                                                     -----------

Semiconductor -- 0.3%
     41,000 ADE Corp.*                                   717,500
     80,000 Dallas Semiconductor Corp.                 3,260,000
    200,000 National Semiconductor Corp.*              5,187,500
     42,000 Unitrode Corp.*                              903,000

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

     Shares                                                Value
----------------------------------------------------------------

     43,000 VLSI Technology, Inc.*                   $ 1,015,875
                                                   -------------
                                                      11,083,875
                                                   -------------

Textile-Apparel and Production -- 0.8%
     70,000 Burlington Industries, Inc.*                 966,875
     98,000 Jones Apparel Group, Inc.*                 4,214,000
     29,000 Kellwood Co.*                                870,000
    129,000 Liz Claiborne, Inc.                        5,393,813
     37,500 Nautica Enterprises, Inc.*                   871,875
     15,000 St. John Knits, Inc.                         600,000
    115,000 Unifi, Inc.                                4,679,063
    148,000 V.F. Corp.                                 6,798,750
     29,200 Westpoint Stevens, Inc.*                   1,379,700
                                                   -------------
                                                      25,774,076
                                                   -------------

Transportation-Miscellaneous -- 0.6%
     96,000 Airborne Freight Corp.                     5,964,000
     33,000 Air Express Int'l. Corp.*                  1,006,500
     37,000 Alexander & Baldwin, Inc.*                 1,010,563
     22,000 Expeditors Int'l. Wash., Inc.                847,000
     54,000 GATX Corp.                                 3,918,375
    376,700 Maritrans, Inc.                            3,672,825
     58,000 Trinity Industries, Inc.                   2,588,250
                                                   -------------
                                                      19,007,513
                                                   -------------

Truckers -- 0.3%
     25,000 Arnold Industries, Inc.                      431,250
     32,100 FRP Pptys., Inc.*                          1,007,138
     25,000 Roadway Express, Inc.                        553,125
     33,000 Rollins Truck Leasing Corp.                  589,875
     25,000 Swift Transportation, Inc.*                  809,375
     60,000 U.S. Freightways Corp.                     1,950,000
     45,000 Werner Enterprises, Inc.                     922,500
    105,000 Yellow Corp.*                              2,638,125
                                                   -------------
                                                       8,901,388
                                                   -------------

Utilities-Electric -- 0.9%
     22,700 Central LA Electric Co.*                     734,913
     76,740 Duke Energy Co.                            4,249,478
    135,000 Florida Progress Corp.*                    5,298,750
    160,000 FPL Group, Inc.                            9,470,000
     56,500 IPALCO Enterprises                         2,369,469
     26,000 KU Energy Corp.                            1,020,500
      7,000 Minnesota Power & Light Co. *                304,938
     40,000 New Century Energies, Inc.                 1,917,500
     29,000 NIPSCO Industries, Inc.                    1,433,688
     96,300 Texas Utilities Co.                        4,002,469
                                                   -------------

                                                      30,801,705
                                                   -------------

Utilities-Gas and Pipeline -- 0.2%
      5,100 Indiana Energy, Inc.*                        167,981
     45,000 KN Energy, Inc.                            2,430,000
     79,800 New York State E&G Corp.*                  2,832,900
     26,300 NICOR, Inc.                                1,109,531
                                                   -------------
                                                       6,540,412
                                                   -------------

Utilities-Telecommunications -- 2.9%
     29,000 Aliant Communications, Inc.                  909,875
    438,000 Ameritech Corp.                           35,259,000
    241,900 Bay Networks, Inc.*                        6,183,569
     82,204 Bell Atlantic Corp.                        7,480,565
    423,200 Bellsouth Corp.                           23,831,450
     29,000 Harris Corp., DE                           1,330,375
    191,000 SBC Communications, Inc.                  13,990,750
    150,000 WorldCom, Inc.*                            4,550,150
                                                   -------------
                                                      93,535,734
                                                   -------------

TOTAL COMMON STOCKS
     (Cost $2,043,457,680)                         2,986,155,107
                                                   -------------

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 7.4%
----------------------------
 Principal
   Amount                                                  Value
----------------------------------------------------------------

$239,782,000 Goldman Sachs Group, LP
             repurchase agreement,
             dated 12/31/97, maturity
             value $239,861,927
             at 6.00%, due 1/2/98
             (collateralized by
             $244,695,000 U.S.
             Treasury Notes,
             6.125%, due 12/31/01)                $  239,782,000
                                                  --------------

TOTAL REPURCHASE AGREEMENT
  (Cost $239,782,000)                                239,782,000
                                                  --------------

TOTAL INVESTMENTS -- 100.0%
  (Cost $2,283,239,680)                            3,225,937,107
                                                  --------------

LIABILITIES IN EXCESS OF
  CASH, RECEIVABLES
  AND OTHER ASSETS-- (0.0%)                           (3,750,262)
                                                  --------------

NET ASSETS-- 100.00%                              $3,222,186,845
                                                  ==============

                       See notes to financial statements.

* Non-income producing security.
--------------------------------------------------------------------------------


                                       47
----------------
 The Guardian
Stock Fund,Inc.
----------------
      2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investments, at identified cost*                $2,283,239,680
                                                  ==============

  Investments, at market                           2,986,155,107
  Repurchase agreement                               239,782,000
                                                  --------------
  TOTAL INVESTMENTS                                3,225,937,107

  Cash                                                       683
  Receivable for securities sold                      25,827,847
  Dividends receivable                                 3,018,922
  Receivable for fund shares sold                      1,743,539
  Interest receivable                                     40,004
                                                  --------------
  TOTAL ASSETS                                     3,256,568,102
                                                  --------------
LIABILITIES:
  Payable for securities purchased                    26,459,564
  Payable for fund shares redeemed                     3,539,469
  Accrued expenses                                       316,955
  Due to affiliates                                    4,065,269
                                                  --------------
TOTAL LIABILITIES                                     34,381,257
                                                  --------------
    NET ASSETS                                    $3,222,186,845
                                                  ==============
COMPONENTS OF NET ASSETS:
  Capital stock, at par                            $   6,996,855
  Additional  paid-in capital                      2,178,293,026
  Undistributed net investment income                    298,413
  Accumulated net realized gain on investments        93,901,124
  Net unrealized appreciation of investments         942,697,427
                                                  --------------
    NET ASSETS                                    $3,222,186,845
                                                  ==============

Shares Outstanding -- $0.10 par value                 69,968,553
                                                  --------------
NET ASSET VALUE PER SHARE                         $        46.05
                                                  ==============
* Includes repurchase agreement.

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Dividends                                       $   38,097,129
  Interest                                             8,826,326
  Less: Foreign tax withheld                            (226,317)
                                                  --------------
  Total Income                                        46,697,138
                                                  --------------
Expenses:
  Investment advisory fees -- Note B                  13,778,322
  Custodian fees                                         327,608
  Registration fees                                      112,000
  Printing expense                                        66,200
  Audit fees                                              17,500
  Insurance expense                                       15,509
  Directors' fees-- Note B                                12,500
  Legal fees                                               5,600
  Transfer agent fees                                      3,300
  Other                                                      700
                                                  --------------
  Total Expenses                                      14,339,239
                                                  --------------

  Net Investment Income                               32,357,899
                                                  --------------
Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
  Net realized gain on investments                   392,500,062
  Net change in unrealized appreciation
  of investments                                     391,861,332
                                                  --------------
Net Realized and Unrealized Gain
  on Investments                                     784,361,394
                                                  --------------
Net Increase in Net Assets
  from Operations                                 $  816,719,293
                                                  ==============

                       See notes to financial statements.
--------------------------------------------------------------------------------


                                       48
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                                                                  The Guardian
                                                                 Stock Fund,Inc.
                                                                ----------------
                                                                       2
                                                                ----------------
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended December 31,
                                                                    1997              1996
                                                                 --------------   -------------
INCREASE IN NET ASSETS
  From Operations:
   Net investment income                                      $    32,357,899   $    27,147,649
   Net realized gain on investments                               392,500,062       222,958,266
   Net change in unrealized appreciation of investments           391,861,332       203,188,926
                                                              ---------------   ---------------
      Net Increase in Net Assets from Operations                  816,719,293       453,294,841
                                                              ---------------   ---------------

Dividends and Distributions to Shareholders from:
   Net investment income                                          (32,059,486)      (27,352,727)
   Net realized gain on investments                              (344,492,912)     (243,546,609)
                                                               ---------------   ---------------
      Total Dividends and Distributions to Shareholders          (376,552,398)     (270,899,336)
                                                               ---------------   ---------------
From Capital Share Transactions:
   Net increase in net assets from capital share
     transactions -- Note G                                       555,292,020       429,061,626
                                                              ---------------   ---------------
     Net Increase in Net Assets                                   995,458,915       611,457,131

Net Assets:
   Beginning of year                                            2,226,727,930     1,615,270,799
                                                              ---------------   ---------------
   End of year*                                               $ 3,222,186,845   $ 2,226,727,930
                                                              ===============   ===============

* Includes undistributed net investment income of:            $       298,413   $            --


                        See notes to financial statements
-------------------------------------------------------------------------------

                                       49
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Stock Fund,Inc.
---------------
      2
---------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                        Year Ended December 31,
                               ----------------------------------------------------------------------------------------------------
                                     1997          1996          1995          1994        1993        1992        1991       1990
                               ----------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year .........  $    38.59    $    34.72    $    27.33    $    29.00    $  25.52    $  23.28    $  17.85   $  21.39
                               ----------    ----------    ----------    ----------    --------    --------    --------   --------
Income from investment
  operations
  Net investment
    income ..................        0.52          0.53          0.44          0.40        0.58        0.48        0.63       0.69
  Net realized and
    unrealized gain/
    (loss) on investments ...       12.97          8.62          9.01         (0.77)       4.47        3.97        5.74      (3.13)
                               ----------    ----------    ----------    ----------    --------    --------    --------   --------
 Net increase/
  (decrease) from
  investment operations .....       13.49          9.15          9.45         (0.37)       5.05        4.45        6.37      (2.44)
                               ----------    ----------    ----------    ----------    --------    --------    --------   --------
Dividends and Distributions
  to Shareholders from:
  Net investment income .....       (0.52)        (0.54)        (0.44)        (0.40)      (0.59)      (0.48)      (0.64)     (0.71)
  Net realized gain .........       (5.51)        (4.74)        (1.62)        (0.90)      (0.98)      (1.73)      (0.30)     (0.39)
                               ----------    ----------    ----------    ----------    --------    --------    --------   --------
Total dividends and
  distributions .............       (6.03)        (5.28)        (2.06)        (1.30)      (1.57)      (2.21)      (0.94)     (1.10)
                               ----------    ----------    ----------    ----------    --------    --------    --------   --------
Net asset value, end of
  year ......................  $    46.05    $    38.59    $    34.72    $    27.33    $  29.00    $  25.52    $  23.28   $  17.85
                               ----------    ----------    ----------    ----------    --------    --------    --------   --------
Total return* ...............       35.58%        26.90%        34.65%        (1.27)      19.96%      20.07%      35.96%    (11.85)%
                               ----------    ----------    ----------    ----------    --------    --------    --------   --------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) .........  $3,222,187    $2,226,728    $1,615,271    $1,038,991    $869,114    $537,354    $380,962   $256,039
  Ratio of expenses to
    average net assets ......        0.52%         0.53%         0.53%         0.53%       0.54%       0.55%       0.56%      0.57%
  Ratio of net invest-
    ment income to
    average net assets ......        1.17%         1.50%         1.39%         1.49%       2.20%       2.14%       3.07%      3.66%
  Portfolio turnover
    rate ....................          51%           66%           78%           53%         45%         62%         51%        54%
  Average rate of
    commissions paid(a) .....  $   0.0457    $   0.0469

                              Year Ended December 31,
                              -----------------------
                                   1989        1988
                              -----------------------
Net asset value,
  beginning of year .........  $  19.18    $  16.35
                               --------    --------
Income from investment
  operations
  Net investment
    income ..................      0.84        0.52
  Net realized and
    unrealized gain/
    (loss) on investments ...      3.61        2.80
                               --------    --------
 Net increase/
  (decrease) from
  investment operations .....      4.45        3.32
                               --------    --------
Dividends and Distributions
  to Shareholders from:
  Net investment income .....     (0.90)      (0.49)
  Net realized gain .........     (1.34)         --
                               --------    --------
Total dividends and
  distributions .............     (2.24)      (0.49)
                               --------    --------
Net asset value, end of
  year ......................  $  21.39    $  19.18
                               --------    --------
Total return* ...............     23.55%      20.37%
                               --------    --------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) .........  $269,950    $172,900
  Ratio of expenses to
    average net assets ......      0.57%       0.61%
  Ratio of net invest-
    ment income to
    average net assets ......      4.13%       2.88%
  Portfolio turnover
    rate ....................        38%         71%
  Average rate of
    commissions paid(a) .....

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                       51
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      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

---------------------
ASSET BACKED -- 12.6%
---------------------

Principal
  Amount                                              Value
--------------------------------------------------------------
$ 2,700,000      Amresco 1997 -- 1 M1F
                   7.42% due 3/25/27              $  2,744,280
  4,000,000      Bear Asset Trust 1997-1 A
                   6.682% due 2/15/06                4,010,000
  4,000,000      California Infrastructure
                   Dev. PG & E 97-1 A7
                   6.42% due 9/25/08                 4,038,800
  4,000,000      California Infrastructure
                   Dev. SCE 97-1 A6
                   6.38% due 9/25/08                 4,027,600
  3,500,000      Deutsche Financial 1997-1 A2
                   6.55% due 9/15/27                 3,507,700
  4,000,000      Federal Home Loan
                   Mtg. Corp. T-9 A4
                   6.78% due 3/25/17                 4,002,800
  5,160,000      Green Tree 1997-E HEM1
                   7.28% due 1/15/29                 5,184,252
  2,971,622      Green Tree Recreational 1997-B A1
                   6.55% due 7/15/28                 3,063,485
  3,900,000      Premier Auto Tr. 1997-2 B
                   6.53% due 12/6/03                 3,921,918
  6,250,000      UCFC Loan Tr. 1997-D A6
                   7.095% due 4/15/27                6,297,500
  4,000,000      Vanderbilt Mtg. 1997-C 1A4
                   6.92% due 10/7/12                 4,040,000
                                                  ------------
TOTAL ASSET BACKED
  (Cost $44,559,554)                                44,838,335
                                                  ------------

-------------------------
CORPORATE  BONDS -- 20.5%
-------------------------
Energy-Miscellaneous -- 0.7%
$ 2,500,000      Consumers Energy Co.
                   7.50% due 6/1/02               $  2,532,475
                                                  ------------
Financial-Other -- 6.0%
  2,000,000      Bear Stearns Cos., Inc.
                   6.625% due 10/1/04                2,006,480
  9,500,000      Lehman Brothers, Inc.
                   6.92% due 10/4/99                 9,597,850
  3,500,000      Salomon, Inc.
                   6.65% due 7/15/01                 3,529,540
  6,000,000      Salomon, Inc.
                   6.625% due 11/30/00               6,055,980
                                                  ------------
                                                    21,189,850
                                                  ------------
Insurance -- 1.1%
  3,500,000      Zurich Capital Tr.+
                   8.376% due 6/1/37                 3,814,020
                                                  ------------
Machinery and Construction -- 1.1%
  4,000,000      McDermott Int'l., Inc.
                   6.57% due 4/20/98                 4,000,520
                                                  ------------
Merchandising-Mass -- 1.0%
  3,400,000      Wal Mart Stores, Inc.
                   8.75% due 12/29/06                3,484,490
                                                  ------------
Miscellaneous-Capital Goods -- 1.4%
  5,000,000      Ikon Capital, Inc.
                   6.73% due 6/15/01                 5,063,750
                                                  ------------
Oil-Integrated-International -- 0.7%
  3,500,000      LG Caltex Oil Corp.+
                   7.50% due 7/15/07                 2,521,050
                                                  ------------
Railroads -- 2.0%
  3,100,000      Burlington Northern Santa Fe
                   6.875% due 12/1/27                3,111,191
  3,500,000      Norfolk Southern Corp.
                   7.80% due 5/15/27                 3,934,140
                                                  ------------
                                                     7,045,331
                                                  ------------
Telecommunications -- 3.3%
  4,000,000      TCI Communications, Inc.
                   8.75% due 8/1/15                  4,635,960
  7,000,000      TCI Communications, Inc.
                   7.25% due 6/15/99                 7,080,290
                                                  ------------
                                                    11,716,250
                                                  ------------
Tobacco -- 1.2%
  4,000,000      Philip Morris Cos., Inc.
                   7.50% due 4/1/04                  4,189,080
                                                  ------------


                       See notes to financial statements.

+ Rule 144A restricted security.

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                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------
--------------------------------------------------------------------------------

Principal
  Amount                                              Value
--------------------------------------------------------------
Utilities-Gas and Pipeline -- 2.0%
$ 3,500,000      Tennessee Gas Pipeline Co.
                   7.50% due 4/1/17               $  3,730,510
  3,500,000      TransCanada Pipelines Ltd.
                   7.06% due 10/14/25                3,556,945
                                                  ------------
                                                     7,287,455
                                                  ------------
TOTAL CORPORATE BONDS
  (Cost $72,314,479)                                72,844,271
                                                  ------------
------------------------------
MORTGAGE PASS-THROUGHS -- 7.8%
------------------------------
$22,050,000      FNMA TBA
                   7.00% due 1/1/28 (a)           $ 22,213,170
  1,805,510      FHLMC Pool #E54124
                   7.00% due 8/1/08                  1,844,743
    502,703      FNMA Pool #068106
                   8.50% due 8/1/09                    525,510
    877,341      FNMA Pool #068772
                   8.00% due 6/1/08                    912,900
     10,054      FNMA Pool #072923
                   8.25% due 1/1/09                     10,469
  2,100,000      GNMA TBA
                   7.00% due 1/1/28                  2,117,934
      4,855      GNMA Pool #000375
                   11.50% due 7/20/00                    5,108
                                                  ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $27,341,069)                                27,629,834
                                                  ------------
-----------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 4.2%
-----------------------
$ 5,000,000      Federal Home Loan Mtg. Corp.
                   1998 EB 7.00% due 1/15/25      $  5,019,000
  4,000,000      Federal National Mortgage Assn.
                   1995-13C 6.50% due 10/25/08       3,980,000
  5,887,372      GE Capital Mortgage Svcs., Inc.
                   1996-3A7 7.00% due 3/25/26        5,897,381
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $14,765,717)                                14,896,381
                                                  ------------
----------------------
US GOVERNMENT -- 50.3%
----------------------
$20,000,000      US Treasury Bonds
                   6.625% due 2/15/27             $ 21,712,400
  7,150,000      US Treasury Bonds
                   6.375%  due 8/15/27               7,541,034
  4,500,000      US Treasury Notes
                   7.875% due 11/15/04               5,030,865
 12,000,000      US Treasury Notes
                   7.75% due 2/15/01                12,688,080
  3,000,000      US Treasury Notes
                   7.50% due 10/31/99                3,092,820
 23,600,000      U.S. Treasury Notes
                   6.875% due 8/31/99               24,042,500
 30,700,000      U.S. Treasury Notes
                   6.625% due 6/30/01               31,549,162
 12,500,000      U.S. Treasury Notes
                   6.125% due 8/15/07               12,845,750
 15,750,000      U.S. Treasury Notes
                   6.00% due 8/15/00                15,863,243
  4,100,000      U.S. Treasury Notes
                   5.875% due 11/15/99               4,114,719
 10,000,000      U.S. Treasury Notes
                   5.875% due 3/31/99               10,026,600
  8,250,000      U.S. Treasury Notes
                   5.75% due 8/15/03                 8,255,115
 15,000,000      U.S. Treasury Notes
                   5.75% due 11/30/02               15,011,700
  7,000,000      U.S. Treasury Notes
                   5.625% due 10/31/99               6,993,420
                                                  ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $176,848,279)                              178,767,408
                                                  ------------
--------------------
YANKEE BONDS -- 2.1%
--------------------
$ 4,000,000      Avon Energy Partners Hldgs.+
                   6.73% due 12/11/02             $  4,027,600
  3,500,000      People's Republic of China
                   7.375% due 7/3/01                 3,462,550
                                                  ------------
TOTAL YANKEE BONDS
  (Cost $7,579,450)                                  7,490,150
                                                  ------------


                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

                                       53
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Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1997

Principal
  Amount                                              Value
--------------------------------------------------------------

-----------------------------
COMMERCIAL PAPER (a) -- 21.0%
-----------------------------
Chemicals -- 3.7%
$13,099,000      Dow Chem Co.
                   6.70% due 1/2/98               $ 13,096,562
                                                  ------------
Conglomerates -- 7.6%
 15,044,000      Koch Industries, Inc.
                   6.70% due 1/2/98                 15,041,200
 11,955,000      Sony Europe Fin. PLC
                   5.88% due 1/20/98                11,917,900
                                                  ------------
                                                    26,959,100
                                                  ------------
Electronics and Instruments -- 4.5%
 16,000,000      Dominion Semiconductors
                   5.78% due 1/14/98                15,966,604
                                                  ------------
Other Major Banks -- 4.0%
 14,062,000      Barclays U.S. Funding Corp.
                   5.80% due 1/14/98                14,032,548
                                                  ------------
Paper and Forest Products -- 0.6%
  2,127,000      Union Camp Corp.
                   5.96% due 1/22/98                 2,119,605
                                                  ------------
Savings and Loan -- 0.6%
  2,300,000      Standard Credit Card Master Tr.
                   6.02% due 1/14/98                 2,295,000
                                                  ------------
TOTAL COMMERCIAL PAPER
  (Cost $74,469,419)                                74,469,419
                                                  ------------

----------------------------
REPURCHASE AGREEMENT -- 1.6%
----------------------------
  5,824,000      State Street Bank & Trust Co.
                 repurchase agreement,
                 dated 12/31/97, maturity
                 value $5,825,893 at 5.85%
                 due 1/2/98 (collateralized by
                 $5,945,000 U.S. Treasury
                 Notes, 5.875% due 2/28/99)       $  5,824,000
                                                  ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $5,824,000)                                  5,824,000
                                                  ------------

TOTAL INVESTMENTS -- 120.1%
  (Cost $423,701,967)                              426,759,798

PAYABLES FOR REVERSE REPURCHASE
  AGREEMENTS(a) -- (7.9%)                          (28,131,250)

PAYABLES FOR MORTGAGE
  PASS-THROUGHS DELAYED
  DELIVERY SECURITIES(a) -- (6.8%)                 (24,331,104)

OTHER LIABILITIES IN EXCESS OF
  CASH, RECEIVABLES AND OTHER
  ASSETS -- (5.4%)                                 (18,885,533)
                                                  ------------

NET ASSETS -- 100.0%                              $355,411,911
                                                  ============


(a) Total commercial paper is segregated to cover delayed delivery securities purchases and reverse repurchase agreements.


                       See notes to financial statements.

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                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------
--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investments, at identified cost*              $ 423,701,967
                                                =============

  Investments, at market                          420,935,798
  Repurchase agreement                              5,824,000
                                                -------------
  TOTAL INVESTMENTS                               426,759,798

  Cash                                                    333
  Receivable for securities sold                   30,719,969
  Interest receivable                               4,576,914
  Receivable for fund shares sold                     126,974
                                                -------------
  TOTAL ASSETS                                    462,183,988
                                                -------------

LIABILITIES:
  Payable for securities purchased                 53,511,187
  Payable for reverse repurchase
  agreements -- Note D                             28,131,250
  Payable for mortgage pass-through
  delayed delivery securities -- Note E            24,331,104
  Payable for fund shares redeemed                    284,083
  Accrued expenses                                     31,995
  Due to affiliates                                   482,458
                                                -------------
  TOTAL LIABILITIES                               106,772,077
                                                -------------
    NET ASSETS                                  $ 355,411,911
                                                =============

COMPONENTS OF NET ASSETS:
  Capital stock, at par                         $   2,934,910
  Additional paid-in capital                      351,115,236
  Undistributed net investment income                 598,263
  Accumulated net realized loss on investments     (2,294,329)
  Net unrealized appreciation of investments        3,057,831
                                                -------------
     NET ASSETS                                 $ 355,411,911
                                                =============

  Shares Outstanding -- $0.10 par value            29,349,095
                                                -------------

NET ASSET VALUE PER SHARE                       $       12.11
                                                =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Interest                                      $  23,174,400
                                                -------------

Expenses:
  Investment advisory fees -- Note B                1,730,953
  Custodian fees                                      116,476
  Audit fees                                           17,500
  Directors' fees -- Note B                            12,500
  Printing expense                                      8,500
  Transfer agent fees                                   3,300
  Legal fees                                            2,985
  Registration fees                                     2,652
  Insurance expense                                     2,467
  Other                                                   700
                                                -------------
  Total Expenses                                    1,898,033
                                                -------------

  Net Investment Income                            21,276,367
                                                -------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
  Net realized loss on investments                    (62,653)
  Net change in unrealized depreciation
  of investments                                    8,436,647
                                                -------------
Net Realized and Unrealized Gain
  on Investments                                    8,373,994
                                                -------------
Net Increase in Net Assets
  from Operations                               $  29,650,361
                                                =============


* Includes repurchase agreement

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                       55
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Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended December 31,
                                                             1997            1996
                                                        -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                 $  21,276,367   $  22,010,719
  Net realized gain/(loss) on investments                     (62,653)      2,193,816
  Net change in unrealized appreciation/(depreciation)
    of investments                                          8,436,647     (14,421,607)
                                                        -------------   -------------
    Net Increase in Net Assets from Operations             29,650,361       9,782,928
                                                        -------------   -------------

Dividends to Shareholders from:
  Net investment income                                   (21,605,507)    (22,033,188)
                                                        -------------   -------------

From Capital Share Transactions:
  Net decrease in net assets from capital share
    transactions -- Note G                                 (7,065,940)     (7,778,324)
                                                        -------------   -------------
    Net Increase/(Decrease) in Net Assets                     978,914     (20,028,584)

Net Assets:
  Beginning of year                                       354,432,997     374,461,581
                                                        -------------   -------------
  End of year*                                          $ 355,411,911   $ 354,432,997
                                                        =============   =============

* Includes undistributed net investment income of:      $     598,263   $     998,872


                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                   Year Ended December 31,
                          ----------------------------------------------------------------------------------------------------------
                              1997       1996       1995       1994       1993      1992       1991       1990       1989      1988
                          ----------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year ..... $  11.83   $  12.25   $  11.08   $  12.24   $  12.26  $  12.33   $  11.56   $  11.67   $  11.16  $  11.12
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
Income from investment
  operations
  Net investment
    income ..............     0.75       0.76       0.76       0.40       0.70      0.81       0.92       0.97       0.98      1.03
  Net realized and
    unrealized gain/
    (loss) on invest-
    ments ...............     0.29      (0.42)      1.17      (0.82)      0.50      0.13       0.91      (0.11)      0.55      0.02
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
  Net increase/
    (decrease) from
    investment
    operations ..........     1.04       0.34       1.93      (0.42)      1.20      0.94       1.83       0.86       1.53      1.05
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------

Dividends and Distributions
  to Shareholders from:
  Net investment income .    (0.76)     (0.76)     (0.76)     (0.68)     (0.70)    (0.81)     (0.92)     (0.97)     (1.02)    (1.01)
  Net realized gain .....       --         --         --      (0.06)     (0.52)    (0.20)     (0.14)        --         --        --
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
  Total dividends and
    distributions .......    (0.76)     (0.76)     (0.76)     (0.74)     (1.22)    (1.01)     (1.06)     (0.97)     (1.02)    (1.01)
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
Net asset value, end of
  year .................. $  12.11   $  11.83   $  12.25   $  11.08   $  12.24  $  12.26   $  12.33   $  11.56   $  11.67  $  11.16
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------

Total return* ...........     8.99%      2.88%     17.59%     (3.45)%     9.85%     7.70%     16.19%      7.57%     13.88%     9.70%
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) ..... $355,412   $354,433   $374,462   $308,978   $340,269  $284,330   $222,299   $165,844   $147,753  $113,616
  Ratio of expenses to
    average net assets ..     0.55%      0.54%      0.54%      0.54%      0.55%     0.56%      0.57%      0.58%      0.60%     0.61%
  Ratio of net invest-
    ment income to
    average net assets ..     6.15%      6.12%      6.43%      5.69%      5.56%     6.70%      7.81%      8.53%      8.78%     8.97%
  Portfolio turnover
    rate ................      340%       188%       298%       311%       220%       57%        43%        39%       158%       24%


* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.

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Cash Fund,Inc.
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

-------------------------
COMMERCIAL PAPER -- 95.3%
-------------------------

Principal
  Amount                                              Value
--------------------------------------------------------------

FINANCIAL -- 30.4%

Bank Holding Companies -- 4.4%
$16,000,000      J.P. Morgan & Co., Inc.
                   5.60%  due 1/6/98              $ 15,987,556
                                                  ------------
Finance Companies -- 13.0%
 16,000,000      Nat'l. Rural Utils. Coop. Fin. Corp.
                   5.54%  due 1/8/98                15,982,764
 16,000,000      Private Export Funding Corp.
                   5.70%  due 2/4/98                15,913,867
 16,000,000      USAA Capital Corp.
                   5.67%  due 1/26/98               15,937,000
                                                  ------------
                                                    47,833,631
                                                  ------------
Other Major Banks -- 13.0%
 16,000,000      Barclays U.S. Funding Corp.
                   5.68% due 1/21/98                15,949,511
 16,000,000      Commerzbank U.S. Fin.
                   5.69% due 1/14/98                15,967,124
 16,000,000      Deutsche Bank Fin., Inc.
                   5.69% due 1/16/98                15,962,067
                                                  ------------
                                                    47,878,702
                                                  ------------
                 Total Financial                   111,699,889
                                                  ------------
INDUSTRIAL -- 64.9%

Automotive -- 8.7%
 16,000,000      Ford Motor Credit Co.
                   5.71% due 1/15/98                15,964,471
 16,000,000      Toyota Motor Credit Co.
                   5.65% due 1/28/98                15,932,200
                                                  ------------
                                                    31,896,671
                                                  ------------
Conglomerates -- 4.3%
 16,000,000      General Electric Cap. Corp.
                   5.60% due 1/20/98                15,952,711
                                                  ------------
Containers-Metals and Plastics -- 4.3%
 16,000,000      Sonoco Products Co.
                   5.82% due 1/13/98                15,968,960
                                                  ------------
Electrical Equipment -- 4.3%
 16,000,000      Emerson Electric
                   5.73% due 1/29/98                15,928,693
                                                  ------------
Electronic Components -- 4.3%
 16,000,000      Rockwell Int'l. Corp.
                   5.75% due 2/3/98                 15,915,667
                                                  ------------
Food and Beverage -- 13.0%
 16,000,000      Cargill, Inc.
                   5.72% due 2/18/98                15,877,973
 16,000,000      Coca Cola Co.
                   5.73% due 2/9/98                 15,900,680
 16,000,000      Kellogg Co.
                   5.70% due 2/13/98                15,891,066
                                                  ------------
                                                    47,669,719
                                                  ------------
Household Products -- 4.4%
 16,000,000      Procter & Gamble Co.
                   5.57% due 1/9/98                 15,980,196
                                                  ------------
Publishing-News -- 4.3%
 16,000,000      Gannett, Inc.
                   5.65% due 1/12/98                15,972,378
                                                  ------------
Telecommunications -- 13.0%
 16,000,000      American Telephone & Telegraph
                   Co. 5.53% due 1/5/98             15,990,169
 16,000,000      British Telecommunications PLC
                   5.70% due 2/5/98                 15,911,333
 16,000,000      Lucent Technologies, Inc.
                   5.68% due 2/2/98                 15,919,218
                                                  ------------
                                                    47,820,720
                                                  ------------
Utilities-Electric -- 4.3%
 16,000,000      Carolina Power & Light Co.
                   5.82% due 1/30/98                15,924,987
                                                  ------------
                 Total Industrial                  239,030,702
                                                  ------------
TOTAL COMMERCIAL PAPER
  (Cost $350,730,591)                              350,730,591
                                                  ------------

                       See notes to financial statements.

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                                                                  Cash Fund,Inc.
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 4.7%
----------------------------

Principal
  Amount                                              Value
--------------------------------------------------------------

$17,265,000      State Street Bank & Trust Co.
                 repurchase agreement, dated
                 12/31/97, maturity value
                 $17,270,611 at 5.85% due
                 1/2/98 (collateralized by
                 $17,615,000 U.S. Treasury
                 Notes, 5.875% due 2/28/99)       $ 17,265,000
                                                  ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $17,265,000)                                17,265,000
                                                  ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $367,995,591)                              367,995,591
CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.0%                      126,858
                                                  ------------

NET ASSETS -- 100.0%                              $368,122,449
                                                  ============


                       See notes to financial statements.

--------------------------------------------------------------------------------

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--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997


ASSETS:
  Investments, at identified cost*       $367,995,591
                                         ============

  Investments, at market                  350,730,591
  Repurchase agreement                     17,265,000
                                         ------------
  TOTAL INVESTMENTS                       367,995,591

  Cash                                            113
  Receivable for fund shares sold             928,773
  Interest receivable                           2,805
                                         ------------
  TOTAL ASSETS                            368,927,282
                                         ------------

LIABILITIES:
  Payable for fund shares redeemed            242,066
  Accrued expenses                             57,515
  Due to affiliates                           505,252
                                         ------------
  TOTAL LIABILITIES                           804,833
                                         ------------
    NET ASSETS                           $368,122,449
                                         ============

COMPONENTS OF NET ASSETS:
  Capital stock, at par                  $  3,681,225
  Additional  paid-in capital             364,441,224
                                         ------------
    NET ASSETS                           $368,122,449
                                         ============

  Shares Outstanding -- $0.10 par value    36,812,245
                                         ------------

NET ASSET VALUE PER SHARE                $      10.00
                                         ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Interest                               $ 21,731,247
                                         ------------

Expenses:
  Investment advisory fees -- Note B        1,955,040
  Custodian fees                               81,651
  Registration fees                            18,321
  Audit fees                                   17,000
  Directors' fees -- Note B                    12,500
  Printing expense                              9,600
  Transfer agent fees                           3,300
  Legal fees                                    2,800
  Insurance expense                             2,635
  Other                                           700
                                         ------------
  Total Expenses                            2,103,547
                                         ------------

  Net Investment Income,
    Representing Net Increase in
    Net Assets from Operations           $ 19,627,700
                                         ============

* Includes repurchase agreement.

                       See notes to financial statements.

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                                                                  Cash Fund,Inc.
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                       1997            1996
                                                  -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
  Net investment income                           $  19,627,700   $  18,377,984
                                                  -------------   -------------
    Net Increase in Net Assets from Operations       19,627,700      18,377,984
                                                  -------------   -------------

Dividends to Shareholders from:
  Net investment income                             (19,627,700)    (18,377,984)
                                                  -------------   -------------

From Capital Share Transactions:
  Net increase/(decrease) in net assets from
    capital share transactions -- Note G            (10,199,261)     21,501,621
                                                  -------------   -------------
    Net Increase/(Decrease) in Net Assets           (10,199,261)     21,501,621

Net Assets:
  Beginning of year                                 378,321,710     356,820,089
                                                  -------------   -------------
  End of year                                     $ 368,122,449   $ 378,321,710
                                                  =============   =============


                       See notes to financial statements.

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Cash Fund,Inc.
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                    Year Ended December 31,
                           --------------------------------------------------------------------------------------------------------
                               1997      1996       1995       1994       1993       1992       1991       1990      1989      1988
                           --------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year .....  $  10.00  $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00  $  10.00  $  10.00
                           --------  --------   --------   --------   --------   --------   --------   --------  --------  --------
Income from investment
  operations
  Net investment income .      0.50      0.49       0.54       0.38       0.26       0.35       0.54       0.77      0.87      0.72

Dividends to
  Shareholders from:
  Net investment income .     (0.50)    (0.49)     (0.54)     (0.38)     (0.26)     (0.35)     (0.54)     (0.77)    (0.87)    (0.72)
                           --------  --------   --------   --------   --------   --------   --------   --------  --------  --------

Net asset value, end of
  year ..................  $  10.00  $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00  $  10.00  $  10.00
                           --------  --------   --------   --------   --------   --------   --------   --------  --------  --------

Total return* ...........      5.14%     4.98%      5.52%      3.82%      2.64%      3.21%      5.59%      7.95%     8.70%     7.20%
                           --------  --------   --------   --------   --------   --------   --------   --------  --------  --------

Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) .....  $368,122  $378,322   $356,820   $386,986   $310,798   $318,879   $331,677   $331,600  $262,865  $228,310
  Ratio of expenses to
    average net assets ..      0.54%     0.54%      0.54%      0.54%      0.54%      0.54%      0.55%      0.56%     0.56%     0.58%
  Ratio of net invest-
    ment income to
    average net assets ..      5.02%     4.86%      5.39%      3.81%      2.61%      3.17%      5.44%      7.67%     8.67%     7.17%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.

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                                                                    Stock, Bond
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--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). The Funds are available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC. Significant accounting policies of the Funds are as follows:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

      Investments in GSF and GBF are carried at value. Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Directors. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on the identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of

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      4
--------------

--------------------------------------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (continued)

distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 1997, GBF reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investments. Increase (decrease) to the various capital accounts were as follows:

                          Undistributed/           Accumulated
                        (overdistributed)          net realized
         Paid-in          net investment          gain/(loss) on
         capital             income                 investments
         -------        -----------------         --------------
  GBF       --              $(71,469)                 $71,469

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

      All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
-----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceeds 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the year ended December 31, 1997.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked to market daily while the


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--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (continued)

agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. Government securities or liquid, unencumbered securities that are marked to market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the year ended December 31, 1997 amounted to $128,421.

      Information regarding transactions by The Guardian Bond Fund under reverse repurchase agreements is as follows:

   Face                                                                Market
   Value                                                               Value
   -----                                                               -----
$13,093,750   Reverse Repurchase Agreement with Lehman Brothers,
              Inc., 6.125% dated 12/31/97, to be repurchased at
              $13,097,715 on 1/2/98, collateralized by
              $13,099,000 Dow Chem Co., 6.70% due 1/2/98 .........  $13,093,750
 15,037,500   Reverse Repurchase Agreement with Goldman Sachs,
              LP, 5.75% dated 12/31/97, to be repurchased at
              $15,041,552 on 1/2/98, collateralized by
              $15,044,000 Koch Industries, Inc., 6.70% due 1/2/98    15,037,500
                                                                    -----------
                                                                    $28,131,250
                                                                    ===========

              Average amount outstanding during the year .........  $   417,211
              Average monthly shares outstanding during the year .   31,244,159
              Average debt per share outstanding during the year .  $      0.01
              Weighted average interest rate during the year .....         4.86%


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                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
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                                                                  --------------

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COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (continued)

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

   GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them.

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1997 were as follows:

                                                     GSF              GBF
                                                     ---              ---
      Purchases...........................      $1,425,160,077   $1,154,534,542
      Proceeds............................      $1,319,415,028   $1,145,649,039

   The cost of investments owned at December 31, 1997 for federal income tax purposes was the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 1997 for GSF and GBF were as follows:

                                                     GSF              GBF
                                                     ---              ---
      Gross Appreciation..................      $  973,907,288   $    4,232,080
      Gross Depreciation..................         (31,209,861)      (1,174,249)
                                                --------------   --------------
        Net Unrealized Appreciation.......      $  942,697,427    $   3,057,831
                                                ==============    =============


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--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (continued)

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 100,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                    Year Ended December 31,       Year Ended December 31,
                                      1997          1996           1997            1996
--------------------------------------------------------------------------------------------
                                            Shares                       Amount
--------------------------------------------------------------------------------------------
o The Guardian Stock Fund, Inc.
Shares sold                         9,514,978     9,984,589   $ 429,926,820   $ 376,271,228
Shares issued in reinvestment of
  dividends and distributions       8,346,801     7,056,955     376,552,398     270,899,336
Shares repurchased                 (5,599,554)   (5,854,449)   (251,187,198)   (218,108,938)
--------------------------------------------------------------------------------------------
   Net increase                    12,262,225    11,187,095   $ 555,292,020   $ 429,061,626
--------------------------------------------------------------------------------------------

o The Guardian Bond Fund, Inc.
Shares sold                         3,714,602     4,464,537   $  45,183,038   $  53,654,579
Shares issued in reinvestment of
  dividends and distributions       1,799,751     1,871,161      21,605,507      22,033,188
Shares repurchased                 (6,115,919)   (6,951,420)    (73,854,485)    (83,466,091)
--------------------------------------------------------------------------------------------
   Net decrease                      (601,566)     (615,722)  $  (7,065,940)  $  (7,778,324)
--------------------------------------------------------------------------------------------

o The Guardian Cash Fund, Inc.
Shares sold                        30,190,330    33,287,898   $ 301,903,299   $ 332,878,981
Shares issued in reinvestment of
  dividends and distributions       1,962,770     1,837,798      19,627,700      18,377,984
Shares repurchased                (33,173,026)  (32,975,534)   (331,730,260)   (329,755,344)
--------------------------------------------------------------------------------------------
   Net increase/(decrease)         (1,019,926)    2,150,162   $ (10,199,261)  $  21,501,621
--------------------------------------------------------------------------------------------

------------------------
Note H -- Line of Credit
------------------------

      A $20,000,000 line of credit available to each Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1997, none of the Funds borrowed against this line of credit.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Stock Fund, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
February 9, 1998


--------------------------------------------------------------------------------

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  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 86.9%
----------------------

   Shares                                                  Value
-------------------------------------------------------------------

Aerospace -- 1.5%
     65,000      Fairchild Corp., Class A               $ 1,616,875
                                                        -----------
Agriculture -- 0.6%
     16,000      Monsanto Co.                               672,000
                                                        -----------
Automotive: Parts and Accessories -- 5.2%
     15,000      Echlin Inc.                                542,812
     40,000      GenCorp Inc.                             1,000,000
     30,000      Handy & Harman                           1,035,000
     40,000      Modine Manufacturing Co.                 1,365,000
      7,100      Ragan (Brad) Inc.                          259,150
     15,000      TransPro Inc.                              135,000
     37,000      Wynn's International Inc.                1,179,375
                                                        -----------
                                                          5,516,337
                                                        -----------
Aviation: Parts and Services -- 3.3%
     11,000      AAR Corp.                                  426,250
     35,000      Coltec Industries Inc. +                   811,563
     10,000      Curtiss-Wright Corp.                       363,125
      7,500      Hi-Shear Industries Inc.                    15,469
     31,000      Hudson General Corp.                     1,488,000
     10,000      Moog Inc., Class A +                       349,375
                                                        -----------
                                                          3,453,782
                                                        -----------
Broadcasting -- 8.8%
     68,000      Ackerley Communications Inc.             1,151,750
     26,442      Chris-Craft Industries Inc.              1,383,247
      4,000      Gray Communications Systems Inc.           105,000
     50,000      Gray Communications
                   Systems Inc., Class B                  1,287,500
     24,000      Grupo Televisa SA, GDR +                   928,500
     50,000      LIN Television Corp.+                    2,725,000
     16,000      United Television Inc.                   1,662,000
                                                        -----------
                                                          9,242,997
                                                        -----------
Cable -- 9.4%
     35,000      BET Holdings Inc., Class A +             1,911,875
     45,000      Cablevision Systems Corp.,
                   Class A +                              4,308,750
     60,000      Tele-Communications Inc./
                   Liberty Media Group, Class A +         2,175,000
     27,000      Tele-Communications
                   International Inc., Class A +            486,000
     15,000      United International Holdings
                   Inc., Class A +                          172,500
     30,000      US WEST Media Group +                      866,250
                                                        -----------
                                                          9,920,375
                                                        -----------
Consumer Products -- 3.2%
     75,000      Carter-Wallace Inc.                      1,265,625
      5,000      Fortune Brands Inc.                        185,313
     20,000      Gallaher Group plc +                       427,500
     18,000      General Cigar Holdings Inc.,
                   Class B                                  389,250
     35,000      General Housewares Corp.                   367,500
     18,000      National Presto Industries Inc.            712,125
                                                        -----------
                                                          3,347,313
                                                        -----------

Consumer Services -- 2.9%
     40,000      HSN Inc.+                                2,060,000
     50,000      Rollins Inc.                             1,015,625
                                                        -----------
                                                          3,075,625
                                                        -----------

Diversified Industrial -- 6.3%
      7,500      Crane Co.                                  325,312
     16,000      GATX Corp.                               1,161,000
     18,000      Honeywell Inc.                           1,233,000
     10,000      ITT Industries Inc.                        313,750
     49,000      Katy Industries Inc.                       998,375
     15,000      Thomas Industries Inc.                     296,250
     60,000      TriMas Corp.                             2,062,500
     50,000      Tyler Corp.+                               275,000
                                                        -----------
                                                          6,665,187
                                                        -----------

Energy -- 5.3%
     10,000      Eastern Enterprises                        450,000
     90,000      Kaneb Services Inc. +                      466,875
     20,000      Pennzoil Co.                             1,336,250
     35,000      Tejas Gas Corp.                          2,143,750
     60,000      USX-Delhi Group                          1,230,000
                                                        -----------
                                                          5,626,875
                                                        -----------

Entertainment -- 6.9%
     79,664      Ascent Entertainment Group Inc. +          826,514
     42,000      Gaylord Entertainment Co., Class A       1,341,375
     30,000      GC Companies Inc. +                      1,421,250
     25,000      Time Warner Inc.                         1,550,000
     53,000      Viacom Inc., Class A +                   2,166,375
                                                        -----------
                                                          7,305,514
                                                        -----------


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Gabelli Capital
                                                                    Asset Fund
                                                                 ---------------
                                                                       5
                                                                 ---------------

--------------------------------------------------------------------------------

   Shares                                                   Value
-------------------------------------------------------------------
Equipment and Supplies -- 8.2%
     11,000      Aeroquip-Vickers Inc.                 $    539,688
     25,000      AMETEK Inc.                                675,000
     22,000      Ampco-Pittsburgh Corp.                     430,375
      6,000      CLARCOR Inc.                               177,750
     15,000      CTS Corp.                                  479,063
     12,500      Franklin Electric Co. Inc.                 803,125
     35,000      Fedders Corp.                              218,750
      4,000      Ingersoll-Rand Co.                         162,000
     25,000      Navistar International Corp. +             620,312
     14,200      Pittway Corp.                              978,913
     17,300      Portec Inc.                                250,850
     30,000      Sequa Corp., Class A +                   1,951,875
     24,000      SPS Technologies Inc. +                  1,047,000
     15,000      Sterling Electronics Corp.                 313,125
                                                       ------------
                                                          8,647,826
                                                       ------------
Financial Services -- 1.9%
      2,000      Block (H&R) Inc.                            89,625
      2,000      Mellon Bank Corp.                          121,250
     22,000      Midland Co.                              1,386,000
     15,000      Pioneer Group Inc.                         421,875
                                                       ------------
                                                          2,018,750
                                                       ------------
Food and Beverage -- 6.3%
     50,000      Celestial Seasonings Inc. +              1,575,000
      2,000      CPC International Inc.                     215,500
     14,000      General Mills Inc.                       1,002,750
      5,000      Heinz (H.J.) Co.                           254,062
     22,000      Quaker Oats Co.                          1,160,500
     45,000      Seagram Co. Ltd.                         1,454,063
     10,786      Tootsie Roll Industries Inc.               674,125
     10,000      Twinlab Corp.                              247,500
                                                       ------------
                                                          6,583,500
                                                       ------------
Health Care -- 0.5%
     75,000      IVAX Corp. +                               506,250
                                                       ------------
Hotels and Gaming -- 3.0%
     45,000      Aztar Corp. +                              281,250
     11,000      Hilton Hotels Corp.                        327,250
     15,000      ITT Corp, New +                          1,243,125
     90,000      Jackpot Enterprises Inc.                 1,018,125
     38,000      Trump Hotels & Casino Resorts Inc.+        254,125
                                                       ------------
                                                          3,123,875
                                                       ------------
Publishing -- 5.8%
      5,000      Dow Jones & Co. Inc.                       268,438
     20,000      Golden Books Family Entertainment
                   Inc. +                                   206,250
     15,000      Harcourt General Inc.                      822,187
     15,000      Lee Enterprises Inc.                       443,438
     10,000      McClatchy Newspapers Inc., Class A         271,875
     35,000      Media General Inc., Class A              1,463,436
     28,000      Meredith Corp.                             999,250
     10,000      Pulitzer Publishing Co.                    628,125
     15,000      Reader's Digest Association Inc.,
                   Class B                                  365,625
     55,000      Thomas Nelson Inc.                         635,937
                                                       ------------
                                                          6,104,561
                                                       ------------
Real Estate -- 1.0%
     30,000      Griffin Land & Nurseries Inc.              465,000
     30,000      Catellus Development Corp.                 600,000
                                                       ------------
                                                          1,065,000
                                                       ------------
Retail -- 2.6%
     70,000      Bruno's Inc., New +                        144,375
     35,000      Giant Food Inc., Class A                 1,179,063
     45,000      Neiman Marcus Group Inc. +               1,361,250
      2,000      Scheib (Earl) Inc.                          16,000
                                                       ------------
                                                          2,700,688
                                                       ------------
Specialty Chemical -- 0.4%
     18,000      Ferro Corp.                                437,625
                                                       ------------
Telecommunications -- 1.8%
     50,000      Citizens Utilities Co., Class B            481,250
     28,000      Southern New England
                   Telecommunications Corp.               1,408,750
                                                       ------------
                                                          1,890,000
                                                       ------------

--------------------------------------------------------------------------------

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Gabelli Capital
  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

   Shares                                                  Value
-------------------------------------------------------------------

Wireless Communications -- 2.0%
     20,000      Centennial Cellular Corp., Class A +  $    410,000
     32,000      COMSAT Corp.                               776,000
     20,000      Rogers Cantel Mobile
                   Communications Inc., Class B +           185,000
     15,000      Telephone and Data Systems Inc.            698,437
                                                       ------------
                                                          2,069,437
                                                       ------------

TOTAL COMMON STOCKS
  (Cost $70,799,877)                                   $ 91,590,392
                                                       ------------

----------------------------
U.S. TREASURY BILLS -- 13.0%
----------------------------

 Principal
   Amount                                                  Value
-------------------------------------------------------------------

$ 13,716,000     5.010% to 5.278%++ due 01/08/98 --
                   02/26/98                            $ 13,676,179
                                                       ------------
TOTAL U.S. TREASURY BILLS
  (Cost $13,676,179)                                     13,676,179
                                                       ------------
TOTAL INVESTMENTS -- 99.9%
  (Cost $84,476,056)(a)                                 105,266,571
                                                       ------------

OTHER ASSETS AND LIABILITIES
  (Net) -- 0.1%                                              83,694
                                                       ------------

NET ASSETS -- 100.0%                                   $105,350,265
                                                       ============

(a) Aggregate cost for Federal tax purposes was $84,535,164. Net unrealized appreciation for Federal tax purposes was $20,731,407 (gross unrealized appreciation was $22,308,942 and gross unrealized depreciation was $1,577,535).
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
GDR -- Global Depositary Receipt


                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                 ---------------
                                                                 Gabelli Capital
                                                                    Asset Fund
                                                                 ---------------
                                                                          5
                                                                 ---------------

--------------------------------------------------------------------------------

  STATEMENT OF ASSETS
  AND LIABILITIES
  December 31, 1997


Assets:
  Investments, at value (cost $84,476,056)       $ 105,266,571
  Deferred organizational expenses                      46,576
  Dividends receivable                                  63,289
  Receivable for investments sold                       99,496
  Receivable for Fund shares sold                    1,060,546
                                                 -------------
    Total Assets                                   106,536,478
                                                 -------------

Liabilities:
  Payable for investments purchased                    915,104
  Payable for Fund shares redeemed                     117,384
  Payable for management fees                           82,860
  Accrued Directors' fees                                6,600
  Other accrued expenses                                64,265
                                                 -------------
    Total Liabilities                                1,186,213
                                                 -------------
    Net assets applicable to 6,881,175 shares
      outstanding                                $ 105,350,265
                                                 =============
    Net Asset Value, offering and redemption
      price per share                            $       15.31
                                                 =============

Net Assets consist of:
  Shares of common stock at par value            $       6,881
  Additional paid-in capital                        84,603,284
  Distribution in excess of net realized
    gain on investments                                (50,415)
  Net unrealized appreciation on investments        20,790,515
                                                 -------------
    Total Net Assets                             $ 105,350,265
                                                 =============

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1997

Investment Income:
  Dividends                                      $     594,615
  Interest                                             343,370
                                                 -------------
    Total Investment Income                            937,985
                                                 -------------

Expenses:
  Management fees                                      700,568
  Legal and audit fees                                  32,144
  Custodian fees                                        25,813
  Directors' fees                                       24,288
  Amortization of organizational expenses               20,000
  Shareholder services fees                              9,521
  Miscellaneous                                          7,365
                                                 -------------
  Total Expenses                                       819,699
                                                 -------------
Net Investment Income                                  118,286
                                                 -------------

Net Realized and Unrealized Gain on
Investments:
  Net realized gain on investments                   7,046,284
  Net change in unrealized appreciation
    on investments                                  17,681,316
                                                 -------------
Net realized and unrealized gain on investments     24,727,600
                                                 -------------
Net increase in net assets resulting from
  operations                                     $  24,845,886
                                                 =============


                       See notes to financial statements.

--------------------------------------------------------------------------------

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Gabelli Capital
  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1997


                                                               1997            1996
                                                           -------------   ------------
Operations:
  Net investment income                                    $     118,286   $     92,133
  Net realized gain on investments                             7,046,284      1,411,324
  Net change in unrealized appreciation on investments        17,681,316      2,258,045
                                                           -------------   ------------
  Net increase in net assets resulting from operations        24,845,886      3,761,502
Distributions to shareholders:
  From net investment income                                    (118,286)       (95,723)
  From excess of net investment income                            (8,067)            --
  From net realized gain on investments                       (7,046,284)    (1,416,212)
  In excess of net realized gain on investments                  (29,472)            --
Share Transactions:
  Net increase in net assets from fund share transactions     36,244,957     22,848,022
                                                           -------------   ------------
  Net increase in net assets                                  53,888,734     25,097,589
Net Assets:
  Beginning of year                                           51,461,531     26,363,942
                                                           -------------   ------------

  End of year                                              $ 105,350,265   $ 51,461,531
                                                           =============   ============


                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                 Gabelli Capital
                                                                    Asset Fund
                                                                 ---------------
                                                                        5
                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

-------------------------------------
1. -- Significant Accounting Policies
-------------------------------------

      Gabelli Capital Asset Fund (the "Fund"), a series of Gabelli Capital Series Funds, Inc. (the "Company"), was organized on April 8, 1993 as a Maryland corporation. The Company is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is growth of capital. Shares of the Fund are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.

      Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Securities Transactions and Investment Income.

      Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders.

      Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Provisions for Income Taxes.

      The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

--------------------------------------------------------------------------------

                                       75
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Gabelli Capital
  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

Organizational Expenses.

      A total of $100,000 was incurred in connection with the organization of the Fund. These costs were advanced by the Guardian Insurance & Annuity Company Inc. and will be reimbursed by the Fund. These organizational costs were deferred and are being amortized on a straight-line basis over a period of 60 months from the date the Fund commenced investment operations.

----------------------------------------
2. -- Agreements with Affiliated Parties
----------------------------------------

      Pursuant to a management agreement (the "Management Agreement"), the Fund will pay Guardian Investor Services Corporation (the "Manager") a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets. Pursuant to an Investment Advisory Agreement among the Fund, the Manager and the Adviser, the Adviser, under the supervision of the Company's Board of Directors and the Manager, manages the Fund's assets in accordance with the Fund's investment objectives and policies, makes investment decisions for the Fund, places purchase and sale orders on behalf of the Fund, provides investment research and provides facilities and personnel required for the Fund's administrative needs. The Adviser may delegate its administrative role and currently has done so to First Data Investor Services Group, Inc., the Fund's sub-administrator (the "Sub-Administrator"). The Adviser will supervise the performance of administrative and professional services provided by others and pays the compensation of the Sub-Administrator and all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Manager pays the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.75 percent of the value of the Fund's average daily net assets.

--------------------------
3. -- Portfolio Securities
--------------------------

      Purchases and sales of securities for the year ended December 31, 1997, other than U.S. government obligations and short term securities, aggregated $56,210,307 and $42,191,156, respectively.

----------------------------------
4. -- Transactions with Affiliates
----------------------------------

      During the year ended December 31, 1997, the Fund paid brokerage commissions of $99,105 to Gabelli & Company, Inc. and its affiliates.

----------------------------
5. -- Shares of Common Stock
----------------------------

      Transactions in shares of common stock were as follows:

                                  Year Ended                  Year Ended
                                   12/31/97                    12/31/96
                                  ---------                    --------
                            Shares        Amount        Shares        Amount
                            ------        ------        ------        ------
Shares sold                3,454,754   $ 50,227,654    2,913,475   $ 33,336,923
Shares issued upon re-
 investment of dividends     478,228      7,202,109      131,244      1,511,935
Shares redeemed           (1,507,694)   (21,184,806)  (1,052,170)   (12,000,836)
                          ----------   ------------   ----------   ------------
Net increase               2,425,288   $ 36,244,957    1,992,549   $ 22,848,022
                          ==========   ============   ==========   ============

--------------------------------------------------------------------------------

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                                                                 Gabelli Capital
                                                                    Asset Fund
                                                                 ---------------
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                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Per share amounts for a Fund share outstanding throughout each period.

                                                                 Year Ended December 31,
--------------------------------------------------------------------------------------------
                                                                1997        1996       1995*
                                                              --------    -------    -------
Operating performance:
  Net asset value, beginning of period                        $  11.55    $ 10.70    $ 10.00
                                                              --------    -------    -------
  Net investment income                                           0.02       0.02       0.03(a)
  Net realized and unrealized gain on investments                 4.88       1.16       0.80
                                                              --------    -------    -------
  Total from investment operations                                4.90       1.18       0.83
                                                              --------    -------    -------
Distributions to shareholders:
  From net investment income                                     (0.02)     (0.02)     (0.03)
  From net realized gains                                        (1.12)     (0.31)     (0.09)
  In excess of net realized gain on investments                  (0.00)(c)    --       (0.01)
  Total distributions                                            (1.14)     (0.33)     (0.13)
                                                              --------    -------    -------
Net asset value, end of period                                $  15.31    $ 11.55    $ 10.70
                                                              ========    =======    =======
  Total return**                                                  42.6%      11.0%       8.4%
                                                              ========    =======    =======

Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's)                          $105,350    $51,462    $26,364
Ratio of net investment income to average
  net assets                                                      0.17%      0.21%      0.75%+
Ratio of operating expenses to average
  net assets                                                      1.17%      1.31%      1.78%+(b)
Portfolio turnover rate                                           65.5%      53.2%      81.4%
Average commission rate per share (d)                         $ 0.0447    $0.0496        N/A

------------
*   The Fund commenced operations on May 1, 1995.
** Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized. The performance of the fund does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.
+   Annualized.
(a) Net investment income before expenses assumed by the Manager and Adviser was $0.03.
(b) Ratio of operating expenses to average net assets before expenses assumed by the Manager and Adviser was 1.92%.
(c) Amount represents less than $0.01 per share.
(d) For fiscal years beginning after September 1, 1995, the SEC requires a fund to disclose the average commission rate paid per share.


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
Gabelli Capital
  Asset Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Gabelli Capital Asset Fund
--------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Directors
Gabelli Capital Asset Fund
(a series of Gabelli Capital Series Funds, Inc.)

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Gabelli Capital Asset Fund (the Fund) (a series of Gabelli Capital Series Funds, Inc.) as of December 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Capital Asset Fund at December 31, 1997, and the results of its operations for the year then ended, and the changes in its net assets for the two years in the period then ended and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


                                              /s/ Ernst & Young LLP



New York, New York
February 4, 1998



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Baillie Gifford
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       6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 98.4%
----------------------

Shares                                                               Value
--------------------------------------------------------------------------
ARGENTINA -- 0.8%
 Banks -- 0.4%
     76,000            Banco de Galicia Y
                         Buenos Aires S.A. ADR*               $  1,957,000
 Oil and Gas -- 0.4%
    315,055            Perez Companc S.A.                        2,249,920
                                                              ------------
                                                                 4,206,920
                                                              ------------
AUSTRALIA -- 2.1%
 Banks -- 0.6%
    496,000            Australia & NZ Bank Group                 3,277,937
 Beverage -- 0.5%
  1,335,300            Fosters Brewing Group                     2,541,222
 Business Services -- 0.6%
    175,700            Brambles Industries Ltd.                  3,486,904
 Real Estate -- 0.4%
    101,632            Lend Lease Corp.                          1,987,159
                                                              ------------
                                                                11,293,222
                                                              ------------
BRAZIL -- 2.2%
 Food, Beverage and Tobacco -- 0.3%
    110,000            Comp. Cerveja Ria Brahma ADR              1,560,625
 Petroleum Services -- 0.3%
     75,000            Petroleo Brasileiro S.A. ADR              1,725,000
 Retail-Food -- 0.3%
     64,000            Comp. Brasileira de Distribution GDR+     1,240,000
 Telecommunications -- 0.9%
     43,553            Telecom. Brasileiras ADR                  5,071,202
 Utilities-Electric -- 0.4%
     27,300            Comp. Energetica de Minas ADR             1,201,200
     61,000            Comp. Pamanaense de Energia ADR             834,938
                                                              ------------
                                                                11,632,965
                                                              ------------
CHILE -- 0.2%
 Retail-Food -- 0.2%
     65,604            Distribucion Y Servicio S.A. ADR*         1,217,774
                                                              ------------
CZECH REPUBLIC -- 0.2%
 Banks -- 0.2%
     75,866            Komercni Banka S.A. GDR                     910,392
                                                              ------------
FRANCE -- 4.0%
 Electronics-Semiconductor -- 1.0%
     86,200            SGS Thomson Microelectronics NV*          5,335,133
 Oil-Integrated -- 1.9%
     86,550            Elf Aquitaine                            10,066,462
 Retail Trade -- 1.1%
     11,850            Comptoirs Modernes                        6,064,302
                                                              ------------
                                                                21,465,897
                                                              ------------
GERMANY -- 13.4%
 Automobile -- 2.3%
     16,110            Bayerische Motoren Werke AG*             12,044,776
 Banks -- 2.4%
    199,700            Bayerische Vereinsbank AG*               13,065,783
 Chemicals -- 0.7%
    108,610            BASF AG                                   3,848,849
 Drugs and Health Care -- 0.9%
     99,440            GEHE AG                                   4,974,902
 Footwear -- 2.2%
     89,300            Adidas AG                                11,744,840
 Industrial Machineries -- 2.3%
     24,180            Mannesmann AG                            12,218,027
 Insurance -- 0.7%
      9,370            Munchener Ruckvers*                       3,531,427
 Software -- 1.9%
     34,140            SAP AG                                   10,371,333
                                                              ------------
                                                                71,799,937
                                                              ------------
HONG KONG -- 3.0%
 Conglomerates -- 1.2%
    579,000            CITIC Pacific Ltd.                        2,301,355
    644,000            Hutchison Whampoa                         4,039,024
 Real Estate -- 1.8%
    891,000            Henderson Land Development                4,196,864
  1,088,220            Hong Kong Land Hldgs.                     2,089,382
    598,000            Hysan Development Co.                     1,192,296
    698,000            New World Development Co.                 2,414,041
                                                              ------------
                                                                16,232,962
                                                              ------------

                       See notes to financial statements.

* Non-income producing security.
+ Rule 144A restricted security.

--------------------------------------------------------------------------------

                                       80
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                                                                 Baillie Gifford
                                                                  International
                                                                      Fund
                                                                 ---------------
                                                                       6
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------
HUNGARY -- 1.1%
 Food and Beverage -- 0.4%
     27,000            Pick Szeged RT                          $ 2,154,765
 Pharmaceuticals -- 0.7%
     31,700            Richter Gedeon VEG                        3,599,998
                                                              ------------
                                                                 5,754,763
                                                              ------------
IRELAND -- 1.9%
 Banks -- 0.9%
    512,000            Allied Irish Bank                         4,955,358
 Construction Materials -- 1.0%
    444,600            CRH PLC                                   5,183,889
                                                              ------------
                                                                10,139,247
                                                              ------------
ITALY -- 5.4%
 Oil-lntegrated -- 1.3%
  1,214,200            Eni Spa                                   6,884,356
 Telecommunications -- 4.1%
  1,625,440            Telecom. Italia SPA                      10,382,969
  2,435,000            Telecom. Italia MOB                      11,238,991
                                                              ------------
                                                                28,506,316
                                                              ------------
JAPAN -- 14.8%
 Automobiles -- 1.2%
    176,000            Honda Motor Co.                           6,456,613
 Chemicals -- 0.7%
    200,000            Shin Etsu Chemical Co.                    3,814,046
 Computer Systems -- 1.1%
        107            NTT Data Comm. Systems                    5,760,971
 Drugs and Health Care -- 0.6%
    146,000            Sanyo Co.                                 3,298,613
 Electronics -- 2.7%
     75,000            Rohm Co.                                  7,639,580
     77,400            Sony Corp.                                6,876,311
 Financial  Services -- 3.0%
    240,100            Credit Saison Co.                         5,921,130
    111,440            Promise Co.                               6,179,257
     12,800            Shohkoh Fund & Co.*                       3,901,662
 Industrial Machineries -- 0.9%
     57,700            SMC Corp.                                 5,081,948
 Leisure Products -- 0.4%
     18,150            Toho Co.                                  1,932,182
 Photography -- 1.9%
    185,000            Canon, Inc.                               4,307,268
    153,000            Fuji Photo Film Co.                       5,858,926
 Real Estate -- 0.9%
    426,000            Mitsubishi Estate                         4,632,917
 Retail Trade -- 0.3%
    133,000            Jusco Co.                                 1,874,244
 Telecommunications -- 1.1%
    210,000            Matsushita Communications                 5,596,997
                                                              ------------
                                                                79,132,665
                                                              ------------
MEXICO -- 1.0%
 Conglomerates -- 0.2%
    156,000            Alfa S.A.                                 1,057,332
 Media and Entertainent -- 0.3%
     83,000            TV Azteca S.A. de C.V. ADR*               1,872,687
 Retail Trade -- 0.2%
    290,000            Organiz. Soriana*                         1,275,634
 Telecommunications -- 0.3%
     23,800            Telefonos de Mexico S.A. ADR              1,334,288
                                                              ------------
                                                                 5,539,941
                                                              ------------
NETHERLANDS -- 5.6%
 Banks -- 2.6%
    700,250            ABN Amro Hldgs. NV                       13,641,345
 Broadcasting and Publishing -- 1.9%
    360,000            Ver Ned Uitgevers                        10,155,599
 Semiconductor-Equipment -- 1.1%
     90,150            ASM Lithography Hldgs.*                   5,913,225
                                                              ------------
                                                                29,710,169
                                                              ------------
NEW ZEALAND -- 0.6%
 Telecommunications -- 0.6%
    679,000            Telecom. Corp. of New Zealand             3,292,082
                                                              ------------


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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Baillie Gifford
 International
     Fund
---------------
      6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

Shares                                                               Value
--------------------------------------------------------------------------
NORWAY -- 0.8%
 Publishing -- 0.8%
    261,800            Schibsted ASA*                         $  4,483,969
                                                              ------------
POLAND -- 0.5%
 Electrical Equipment -- 0.5%
    266,150            Elektrim                                  2,574,671
                                                              ------------
SINGAPORE -- 0.3%
 Publishing -- 0.3%
    127,000            Singapore Press Hldgs.                    1,589,855
                                                              ------------
SPAIN -- 2.5%
 Banks -- 2.5%
    394,500            Banco Santander S.A.                     13,180,209
                                                              ------------
SWEDEN -- 4.2%
 Conglomerates -- 1.2%
     72,000            Incentive AB                              6,501,845
 Construction and Mining Equipment -- 1.2%
    216,000            Atlas Copco AB                            6,433,834
 Telecommunications -- 1.8%
    255,500            LM Ericsson*                              9,605,505
                                                              ------------
                                                                22,541,184
                                                              ------------
SWITZERLAND -- 9.8%
 Business Services -- 1.0%
     18,309            Adecco S.A.                               5,306,502
 Industrial Machineries -- 0.4%
      1,245            Bobst AG                                  1,831,885
 Insurance -- 2.5%
     28,080            Zurich Versicherungs-Gesellschaft*       13,375,089
 Pharmaceuticals -- 5.9%
     19,530            Novartis AG                              31,676,773
                                                              ------------
                                                                52,190,249
                                                              ------------
UNITED KINGDOM -- 24.0%
 Banks -- 6.1%
    642,000            Abbey National                           11,557,156
    437,500            HSBC Hldgs.                              10,793,278
    550,000            Lloyds TSB Group PLC*                     7,155,272
    188,000            National Westminster Bank Co. PLC         3,124,955
 Conglomerates -- 2.5%
  1,675,000            Rentokil Initial PLC                      7,412,522
  1,077,000            Williams Hldgs.                           5,979,127
 Containers-Paper and Plastic -- 0.5%
    600,000            Bunzl PLC                                 2,330,708
 Distributors -- 0.2%
    204,000            Litho Supplies                              789,090
 Drugs and Health Care -- 3.4%
    583,000            Glaxo Wellcome                           13,899,046
    124,000            Zeneca Group                              4,392,246
 Electronics -- 0.7%
    373,000            Eletrocomponents                          2,775,316
    139,000            Premier Farnell                             999,987
 Engineering -- 0.9%
    243,000            Siebe                                     4,769,574
 Food, Beverage and Tobacco -- 2.4%
    350,000            Devro Int'l.                              2,167,279
    961,900            Imperial Tobacco                          6,051,097
    327,702            Whitbread                                 4,811,960
 Insurance -- 0.6%
    100,000            Britannic Assurance                       1,798,538
    420,000            Cox Insurance Hldgs. PLC                  1,634,944
 Leisure Products -- 0.7%
    243,000            Granada Group                             3,711,886
 Mining -- 0.2%
    239,672            Antofagasta Hldgs.                        1,299,082
 Newspapers -- 0.2%
    164,000            Southnews PLC                             1,225,633
 Oil-lnternational -- 2.1%
    847,872            British Petroleum                        11,216,099
 Retail Trade -- 1.5%
    331,000            Argos PLC                                 2,987,453
    475,087            Dixons Group                              4,767,819
 Telecommunications -- 1.6%
    992,991            Cable & Wireless Co.*                     4,305,808
    585,000            Vodafone Group                            4,227,795


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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                                                                 Baillie Gifford
                                                                  International
                                                                      Fund
                                                                 ---------------
                                                                       6
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------
 Transportation -- 0.4%
    288,000            BAA PLC                                $  2,355,739
                                                              ------------
                                                               128,539,409
                                                              ------------
 TOTAL COMMON STOCKS
  (Cost $420,480,722)                                          525,934,798
                                                              ------------

----------------------------
REPURCHASE AGREEMENT -- 0.6%
----------------------------

Principal
 Amount                                                              Value
--------------------------------------------------------------------------
$ 3,262,000            State Street Bank & Trust Co.
                       repurchase agreement, dated
                       12/31/97, maturity value
                       $3,262,906 at 5.00% due 1/2/98
                       (collateralized by $3,330,000
                       U.S. Treasury Notes, 5.625%
                       due 11/30/99)                          $  3,262,000
                                                              ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $3,262,000)                                              3,262,000
                                                              ------------

TOTAL INVESTMENTS -- 99.0%
  (Cost $423,742,722)                                          529,196,798

CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.0%                                       5,514,672
                                                              ------------

NET ASSETS -- 100.0%                                          $534,711,470
                                                              ============

Glossary of terms:
ADR - American Depository Receipt.
GDR - Global Depository Receipt.


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                       83
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Baillie Gifford
 International
     Fund
---------------
      6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investments, at identified cost*                   $ 423,742,722
                                                     =============
  Investments, at market                               525,934,798
  Repurchase agreement                                   3,262,000
                                                     -------------
  TOTAL INVESTMENTS                                    529,196,798

  Cash                                                         466
  Foreign currency (cost $4,725,729)                     4,538,813
  Receivable for securities sold                         2,554,830
  Dividends receivable                                     724,862
  Dividend reclaims receivable                             277,112
  Receivable for fund shares sold                          117,808
  Interest receivable                                          453
                                                     -------------
  TOTAL ASSETS                                         537,411,142
                                                     -------------
LIABILITIES:
  Payable for fund shares redeemed                       1,166,441
  Accrued expenses                                         170,941
  Due to affiliates                                      1,362,290
                                                     -------------
  TOTAL LIABILITIES                                      2,699,672
                                                     -------------
    NET ASSETS                                       $ 534,711,470
                                                     =============

COMPONENTS OF NET ASSETS:
  Capital stock, at  par                             $   2,926,929
  Additional paid-in capital                           427,576,050
  Distributions in excess of net investment income      (4,371,711)
  Accumulated net realized gain on investments
    and foreign currency related transactions            3,341,529
  Net unrealized appreciation of investments
    and translation of other assets and liabilities
    denominated in foreign currencies                  105,238,673
                                                     -------------
    NET ASSETS                                       $ 534,711,470
                                                     =============

  Shares Outstanding -- $0.10 par value                 29,269,287
                                                     -------------

NET ASSET VALUE PER SHARE                            $       18.27
                                                     =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Dividends                                          $   9,121,720
  Interest                                                 622,498
  Less: Foreign tax withheld                              (968,229)
                                                     -------------
  Total Income                                           8,775,989
                                                     -------------

Expenses:
  Investment advisory fees -- Note B                     4,111,020
  Custodian fees                                           767,340
  Registration fees                                         29,000
  Audit fees                                                21,000
  Directors' fees -- Note B                                 12,500
  Printing expense                                          12,500
  Transfer agent fees                                        3,300
  Insurance expense                                          3,179
  Legal fees                                                 2,950
  Other                                                        700
                                                     -------------
  Total Expenses                                         4,963,489
                                                     -------------
  Net Investment Income                                  3,812,500
                                                     -------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies -- Note C
    Net realized gain on investments -- Note A          24,244,922
    Net realized loss on foreign currency
      related transactions -- Note A                      (806,875)
    Net change in unrealized appreciation of
      investments -- Note C                             27,413,628
    Net change in unrealized depreciation from
      translation of other assets and liabilities
      denominated in foreign currencies -- Note C         (161,464)
                                                     -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                    50,690,211
                                                     -------------
Net Increase in Net Assets
  from Operations                                    $  54,502,711
                                                     -------------

* Includes repurchase agreement.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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                                                                 Baillie Gifford
                                                                  International
                                                                      Fund
                                                                 ---------------
                                                                       6
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                             Year Ended December 31,
                                                              1997             1996
                                                          -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
   Net investment income                                  $   3,812,500   $   3,598,533
   Net realized gain on investments and foreign currency
     related transactions                                    23,438,047       6,850,247
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets and
     liabilities denominated in foreign currencies           27,252,164      45,984,301
                                                          -------------   -------------
     Net Increase in Net Assets from Operations              54,502,711      56,433,081
                                                          -------------   -------------

Dividends and Distributions to Shareholders from:
   Net investment income                                     (3,812,500)     (3,598,533)
   Distributions in excess of net investment income          (4,530,809)     (2,499,964)
   Net realized gain from investments                       (20,727,823)     (5,631,085)
                                                          -------------   -------------
     Total Dividends and Distribution to Shareholders       (29,071,132)    (11,729,582)
                                                          -------------   -------------

From Capital Share Transactions:
   Net increase in net assets from capital share
     transactions -- Note E                                  53,077,150      94,212,372
                                                          -------------   -------------
     Net Increase in Net Assets                              78,508,729     138,915,871

Net Assets:
   Beginning of year                                        456,202,741     317,286,870
                                                          -------------   -------------
   End of year*                                           $ 534,711,470   $ 456,202,741
                                                          =============   =============

* Includes overdistributed net investment income of:      $  (4,371,711)  $    (180,888)


                       See notes to financial statements.

--------------------------------------------------------------------------------

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 International
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---------------
      6
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

FINANCIAL HIGHLIGHTS

                                                                                                             February 8,
                                                              Year Ended December 31,                          1991* to
                                        ------------------------------------------------------------------   December 31,
                                          1997        1996        1995        1994        1993        1992       1991
                                        ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ................  $  17.26    $  15.37    $  14.69    $  14.69    $  11.16    $ 12.37    $ 10.00
                                        --------    --------    --------    --------    --------    -------    -------
Income from Investment Operations
     Net investment income ...........      0.15        0.15        0.16        0.15        0.23       0.09       0.04
     Net realized and unrealized
       gain/(loss) on investments and
       translation of other assets and
       liabilities denominated
       in foreign currencies .........      1.91        2.21        1.49       (0.02)       3.54      (1.20)      2.52
                                        --------    --------    --------    --------    --------    -------    -------
     Net increase/(decrease) from
       investment operations .........      2.06        2.36        1.65        0.13        3.77      (1.11)      2.56
                                        --------    --------    --------    --------    --------    -------    -------

Dividends and Distributions to
  Shareholders from:
     Net investment income ...........     (0.15)      (0.14)      (0.15)      (0.13)      (0.24)     (0.10)     (0.04)
     Distributions in excess of
       net investment income .........     (0.15)      (0.10)      (0.12)         --          --         --         --
     Net realized gain on investments
       and foreign currency related
       transactions ..................     (0.75)      (0.23)      (0.70)         --          --         --      (0.15)
                                        --------    --------    --------    --------    --------    -------    -------
     Total dividends and distributions     (1.05)      (0.47)      (0.97)      (0.13)      (0.24)     (0.10)     (0.19)
                                        --------    --------    --------    --------    --------    -------    -------

Net asset value, end of period .......  $  18.27    $  17.26    $  15.37    $  14.69    $  14.69    $ 11.16    $ 12.37
                                        ========    ========    ========    ========    ========    =======    =======

Total return** .......................     11.93%      15.41%      11.23%       0.87%      34.04%     (8.90)%     8.56%
                                        ========    ========    ========    ========    ========    =======    =======

Ratios/supplemental data:
     Net assets, end of period
       (000's omitted) ...............  $534,711    $456,203    $317,287    $303,050    $186,795    $55,175    $36,012
     Ratio of expenses to average
       net assets ....................      0.97%       0.98%       0.99%       1.03%       1.11%      1.26%      1.67%(a)
     Ratio of net investment income to
       average net assets ............      0.74%       0.94%       0.97%       1.11%       1.75%      0.88%      0.61%(a)
     Portfolio turnover
       rate ..........................        51%         38%         52%         27%         18%        44%        14%
     Average rate of commissions
       paid(b) .......................  $ 0.0214    $ 0.0364


*     Commencement of operations.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

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   Emerging
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      7
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--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 92.0%
----------------------

Shares                                                                 Value
----------------------------------------------------------------------------
ARGENTINA -- 7.9%
 Banks -- 1.6%
       51,900            Banco Galicia Y Buenos Aires S.A.      $  1,336,425
 Building Construction -- 0.6%
      114,000            Dycasa Dragados S.A.                        495,994
 Oil and Gas -- 2.7%
      185,200            Perez Companc S.A.                        1,322,579
       31,000            YPF Sociedad Anonima ADR                  1,059,813
 Real Estate -- 1.3%
       29,732            IRSA Inversiones Y Represente             1,118,667
 Retail-Food -- 1.2%
       54,000            Imp. Y Exp. Patagonia                       972,185
 Telecommunications -- 0.5%
       13,000            Telefonica de Argentina S.A. ADR            484,250
                                                                ------------
                                                                   6,789,913
                                                                ------------
BRAZIL -- 20.2%
 Banks -- 1.4%
    2,221,000            Banco Itau S.A.                           1,194,033
    1,840,000            Encorpar*                                     1,977
 Food, Beverage and Tobacco  -- 1.1%
    1,400,000            Comp. Cerv. Ria Brahma                      940,818
 Industrial Machineries -- 1.0%
       69,000            Elevadores Atlas                            834,640
 Petroleum Services -- 2.4%
    8,880,000            Petroleo Brasileiro S.A.                  2,076,681
 Real Estate -- 0.4%
       18,100            Brazil Realty S.A.                          373,005
 Retail-Food -- 1.5%
       67,000            Comp. Brasileiras de Dist. GDR            1,298,125
 Telecommunications -- 7.4%
   19,566,000            Ericsson Telecom. S.A.*                     627,627
       24,300            Telecom. Brasileiras S.A. ADR             2,829,431
   16,000,000            Telecom. Brasileiras S.A.                 1,627,167
    5,776,274            Telecom. de Sao Paolo S.A.*               1,325,598
 Textile-Apparel and Production -- 0.5%
      151,600            Confeccoes Guararapes S.A.                  487,132
 Tobacco -- 0.5%
       57,000            Comp. Souza Cruz                            459,657
 Utilities -- 0.5%
    1,759,998            Comp. Saneam. Basico
                           Est. de Sao Paolo                         417,901
 Utilities-Electric -- 3.5%
1,180,000,000            Comp. de Elect. do Est. de
                           Rio de Janeiro*                           761,256
   10,000,000            Comp. Energetica de Minas                   434,478
   34,586,000            Comp. Paranaense de Energia               1,043,798
    2,767,891            Light Particapacoes                         830,826
                                                                ------------
                                                                  17,564,150
                                                                ------------
CHILE -- 4.8%
 Chemicals -- 0.8%
       16,000            Sociedad Quimica Y Minera
                           De Chile S.A.*                            704,000
 Food and Beverage -- 0.2%
        9,800            Embotelladora Andina S.A. ADR               190,488
 Mining -- 1.0%
      160,000            Antofagasta Hldgs.                          867,240
 Mutual Fund -- 1.2%
       25,600            Genesis Chile Fund                          985,600
 Retail-Food -- 1.6%
       12,498            Disco S.A.*                                 561,629
       46,584            Distribucion Y Servicio ADR*                864,716
                                                                ------------
                                                                   4,173,673
                                                                ------------
COLOMBIA -- 2.1%
 Banks -- 0.4%
       17,000            Banco Ganadero S.A.                         408,000
 Gas Distribution -- 0.6%
       91,000            Promigas S.A.                               480,739
 Retail-Food -- 0.9%
      227,000            Almacenes Exito S.A.                        752,786
 Tobacco -- 0.2%
       76,018            Coltabaco                                   219,849
                                                                ------------
                                                                   1,861,374
                                                                ------------
CZECH REPUBLIC -- 3.1%
 Banks -- 1.1%
       28,000            Komercni Banka*                             554,964
       35,000            Komercni Banka AS GDR                       420,000
 Financial Services -- 0.4%
       56,000            IKS KB Plus*                                310,877


                       See notes to financial statements.

* Non-income producing security.

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                                                                    Emerging
                                                                     Markets
                                                                 ---------------
                                                                       7
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                                 Value
----------------------------------------------------------------------------
 Food and Beverages -- 0.9%
        5,000            Plzensky Prazdroj                      $    453,941
       79,500            Prazske Pivovary                            303,418
 Telecommunications -- 0.7%
        6,100            SPT Telecom AS*                             642,876
                                                                ------------
                                                                   2,686,076
                                                                ------------
HONG KONG -- 6.4%
 Automobile -- 1.1%
       86,000            TVS Suzuki Ltd.*                            972,985
 Conglomerates -- 1.6%
      420,000            China Resources EN                          937,669
      110,000            CITIC Pacific Ltd.                          437,218
 Electronics -- 0.7%
    2,300,000            Elec. & Eltek Int'l. Hldgs. Ltd.            569,880
 Real Estate -- 3.0%
    2,900,000            China Overseas Land                         888,824
    1,815,000            Hon Kwok Land Inv. Ltd.                     327,913
      409,000            New World Development Co.                 1,414,531
                                                                ------------
                                                                   5,549,020
                                                                ------------
HUNGARY -- 8.4%
 Building Construction and Materials -- 1.0%
       18,580            Zalakeramia                                 862,388
 Consumer Goods -- 1.1%
       18,500            Graboplast Textile                          978,237
 Food Beverage and Tobacco -- 1.1%
       12,500            Pick Szeged RT                              997,576
 Lodging -- 1.0%
       28,150            Danubius Hotel*                             854,513
 Pharmaceuticals -- 1.9%
       14,700            Richter Gedeon VEG                        1,625,583
 Plastics -- 1.3%
       21,260            Pannonplast                               1,119,079
 Transportations -- 1.0%
       36,500            North American Bus*                         893,535
                                                                ------------
                                                                   7,330,911
                                                                ------------
INDIA -- 4.1%
 Banks -- 0.4%
       20,000            State Bank of India                         357,600
 Computer Software -- 1.8%
       34,900            Aptech Ltd.*                                485,217
       34,800            Infosys Technology Ltd.                   1,094,380
 Mutual Fund -- 1.1%
      113,500            Indian Opportunity Fund                     956,238
 Telecommunications -- 0.8%
       50,000            Videsh Sanchar Nigam Ltd.*                  701,250
                                                                ------------
                                                                   3,594,685
                                                                ------------
INDONESIA -- 0.4%
 Banks -- 0.0%
      445,500            Bank Bira                                    26,325
 Food and Beverage --  0.3%
      390,000            Davomas Abadi                                70,909
      520,000            Fiskar Agung Perkasa                         70,909
      264,000            London Sumatra                              150,000
 Household  Products -- 0.1%
        6,000            Unilever Indonesia                           32,727
                                                                ------------
                                                                     350,870
                                                                ------------
MALAYSIA -- 0.2%
 Food, Beverage and Tobacco -- 0.2%
      130,000             RJ Reynolds Berhad                         212,238
                                                                ------------
MEXICO -- 15.1%
 Conglomerates -- 1.8%
       85,000            Alfa S.A.                                   576,111
       32,000            Grupo Carso S.A. de C.V.+                   214,113
       55,000            Grupo Carso S.A. de C.V. ADR                721,875
 Financial  Services -- 2.4%
      941,000            Grupo Financiero Banorte*                 1,639,361
      106,000            Grupo Financiero Inbursa S.A.               433,430
 Food, Beverage and Tobacco -- 1.3%
      150,000            Grupo Continental                           533,424
       19,200            Pan American Beverages, Inc.                626,400
 Media and Entertainment -- 3.1%
      184,380            Corp. Interamericana
                           Entretenimiento*                        1,434,740
       56,400            TV Azteca S.A. de C.V.*                   1,272,525
 Paper and Forest Products -- 1.1%
      192,000            Kimberly-Clark de Mexico                    939,719


                       See notes to financial statements.

* Non-income producing security.
+ Rule 144A restricted security.

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Baillie Gifford
   Emerging
   Markets
---------------
      7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

Shares                                                                 Value
----------------------------------------------------------------------------
 Real Estate -- 0.8%
      120,000            Corp. Geo S.A.*                          $  736,014
 Retail Trade -- 2.3%
       32,000            Grupo Elektra S.A. GDR*                   1,126,000
      200,000            Organiz Soriana                             879,747
 Telecommunications -- 2.3%
       35,800            Telefonos de Mexico S.A.                  2,007,038
                                                                ------------
                                                                  13,140,497
                                                                ------------
PAKISTAN -- 4.0%
 Banks -- 1.0%
    1,556,000            Faysal Bank*                                846,844
 Chemicals -- 1.1%
      500,000            Fauji Fertilizer                            957,256
 Utilities-Electric -- 1.9%
       53,000            Hub Power Co. GDR*                        1,649,625
                                                                ------------
                                                                   3,453,725
                                                                ------------
PEOPLE'S REPUBLIC OF CHINA -- 2.0%
 Household Products -- 1.2%
    1,000,000            Guandong Kelon Elec. Hldgs.*              1,025,939
 Utilities-Electric -- 0.8%
    1,540,000            Beijing Datang Power Gen. Co.*              705,510
                                                                ------------
                                                                   1,731,449
                                                                ------------
PERU -- 1.2%
 Food and Beverages -- 0.6%
      532,757            Cerv. Backus Johnston & Co.                 488,768
 Telecommunications -- 0.6%
      245,000            Telefonica Del Peru                         547,541
                                                                ------------
                                                                   1,036,309
                                                                ------------
PHILIPPINES -- 0.5%
 Business Services -- 0.1%
      450,000            Int'l. Container Terminal Svcs.*             55,556
 Conglomerates -- 0.4%
      110,000            Benpres Hldgs. Corp.*                       310,750
 Food and Beverage -- 0.0%
      385,368            RFM Corp.                                    62,800
 Real Estate -- 0.0%
    1,908,000            MRC Allied Industries*                       47,111
                                                                ------------
                                                                     476,217
                                                                ------------
POLAND -- 2.6%
 Banks -- 1.8%
       37,000            Bank Handlowy Warsaw*                       472,340
       53,000            Bank Roswoju Eksport                      1,097,589
 Electrical Equipment -- 0.8%
       72,050            Elektrim                                    696,994
                                                                ------------
                                                                   2,266,923
                                                                ------------
SINGAPORE -- 0.4%
 Construction -- 0.1%
       98,000            Clipsal Industries Ltd.                     125,440
 Publishing -- 0.3%
       18,000            Singapore Press HD                          225,334
                                                                ------------
                                                                     350,774
                                                                ------------
SOUTH AFRICA -- 2.6%
 Banks -- 1.0%
      102,000            First National Bank                         906,504
 Conglomerates -- 1.1%
       57,434            Barlow Ltd.                                 487,419
      103,000            C.G. Smith                                  423,302
 Oil-Domestic -- 0.5%
       44,683            Sasol                                       468,269
                                                                ------------
                                                                   2,285,494
                                                                ------------
SRI LANKA -- 1.1%
 Banks -- 1.1%
      264,800            National Development Bank*                  985,228
                                                                ------------
TAIWAN -- 4.9%
 Banks -- 0.0%
           84            ICBC                                            152
 Computers and Business Equipment -- 1.7%
       90,000            Asustek Computer, Inc. GDR*               1,496,250
 Financial Services -- 1.2%
      372,375            China Development                         1,061,483
 Industrial Machineries -- 1.1%
      603,000            Yungtay Engineering Co. Ltd.*               933,379
 Textile-Apparel and Production -- 0.9%
      705,000            Far East Textile                            764,966
                                                                ------------
                                                                   4,256,230
                                                                ------------
 TOTAL COMMON STOCKS
  (Cost $76,011,839)                                              80,095,756
                                                                ------------


                       See notes to financial statements.

* Non-income producing security.

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                                                                    Emerging
                                                                     Markets
                                                                 ---------------
                                                                       7
                                                                 ---------------

--------------------------------------------------------------------------------

-------------------------
CONVERTIBLE BONDS -- 1.1%
-------------------------

Principal
  Amount                                                               Value
----------------------------------------------------------------------------
$   1,075,000            Metro Pacific Capital,
                         2.50% due 4/11/03                       $   745,512
      200,000            RFM Capital,
                         2.75% due 5/30/06                           189,667
                                                                 -----------
TOTAL CONVERTIBLE BONDS
  (Cost $1,437,944)                                                  935,179
                                                                 -----------

----------------------------
REPURCHASE AGREEMENT -- 4.0%
----------------------------

$   3,470,000            State Street Bank & Trust  Co.
                         repurchase agreement,
                         dated 12/31/97, maturity
                         value $3,470,964 at 5.00%
                         due 1/2/98 (collateralized
                         by $3,545,000 U.S.
                         Treasury Notes, 5.625%,
                         due 11/30/99)                           $ 3,470,000
                                                                 -----------
TOTAL REPURCHASE AGREEMENT
 (Cost $3,470,000)                                                 3,470,000
                                                                 -----------
TOTAL INVESTMENTS -- 97.1%
 (Cost $80,919,783)                                               84,500,935

CASH, RECEIVABLES AND OTHER
 ASSETS LESS LIABILITIES -- 2.9%                                   2,512,774
                                                                 -----------

NET ASSETS-- 100.0%                                              $87,013,709
                                                                 ===========

Glossary of terms:
ADR - American Depository Receipt.
GDR - Global Depository Receipt.


                       See notes to financial statements.

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Baillie Gifford
   Emerging
   Markets
---------------
      7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investments, at identified cost*                   $ 80,919,783
                                                     ============

  Investments, at market                               81,030,935
  Repurchase agreement                                  3,470,000
                                                     ------------
  TOTAL INVESTMENTS                                    84,500,935

  Foreign currency (Cost $2,774,793)                    2,784,712
  Dividends receivable                                    143,366
  Receivable for fund shares sold                         111,669
  Interest receivable                                      23,146
  Dividend reclaims receivable                              2,898
  Deferred organization expenses                              908
                                                     ------------
  TOTAL ASSETS                                         87,567,634
                                                     ------------

LIABILITIES:
  Due to custodian                                         15,008
  Payable for fund shares redeemed                        153,029
  Accrued expenses                                         21,653
  Due to affiliates                                       364,235
                                                     ------------
  TOTAL LIABILITIES                                       553,925
    NET ASSETS                                       $ 87,013,709
                                                     ============

COMPONENTS OF NET ASSETS:
  Capital stock, at par                              $    855,276
  Additional paid-in capital                           84,369,781
  Distributions in excess of net investment income       (562,888)
  Distributions in excess of net realized gain on
    investments and foreign currency
    related transactions                               (1,239,215)
  Net unrealized appreciation of investments
    and translation of other assets and liabilities
    denominated in foreign currencies                   3,590,755
                                                     ------------
    NET ASSETS                                       $ 87,013,709
                                                     ============

  Shares Outstanding -- $0.10 par value                 8,552,762
                                                     ------------

  NET ASSET VALUE PER SHARE                          $      10.17
                                                     ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Dividends                                          $  2,073,436
  Interest                                                261,782
    Less: Foreign tax withheld                           (245,244)
                                                     ------------
  Total Income                                          2,089,974
                                                     ------------

Expenses:
  Investment advisory fees -- Note B                      968,350
  Custodian fees                                          337,819
  Audit fees                                               21,000
  Directors' fees -- Note B                                12,500
  Registration fees                                         7,800
  Transfer agent fees                                       3,300
  Printing expense                                          2,500
  Legal fees                                                1,019
  Deferred organization expense                               507
  Insurance expense                                           464
  Other                                                       700
                                                     ------------
  Total Expenses                                        1,355,959
                                                     ------------

  Net Investment Income                                   734,015
                                                     ------------

Realized and Unrealized Gain/(Loss) on
 Investments and Foreign Currencies -- Note C
  Net realized gain on investments -- Note A            3,671,792
  Net realized loss on foreign currency related
    transactions -- Note A                             (1,030,266)
  Net change in unrealized appreciation of
    investments -- Note C                              (4,545,941)
  Net change in unrealized depreciation from
    translation of other assets and liabilities
    denominated in foreign currencies -- Note C            11,568
                                                     ------------
Net Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies                   (1,892,847)
                                                     ------------
Net Decrease in Net Assets
  from Operations                                    $ (1,158,832)
                                                     ------------


* Includes repurchase agreement.

                       See notes to financial statements.

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                                                                    Emerging
                                                                     Markets
                                                                 ---------------
                                                                       7
                                                                 ---------------

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                              Year Ended December 31,
                                                                1997          1996
                                                            ------------   -----------
INCREASE/(DECREASE) IN NET ASSETS
 From Operations:
   Net investment income                                    $    734,015   $   434,950
   Net realized gain on investments and foreign
     currency related transactions                             2,641,526     1,463,090
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets
     and liabilities denominated in foreign currencies        (4,534,373)    8,859,289
                                                            ------------   -----------
     Net Increase/(Decrease) in Net Assets from Operations    (1,158,832)   10,757,329
                                                            ------------   -----------

 Dividends and Distributions to Shareholders from:
   Net investment income                                        (470,207)           --
   Net realized gains on investments and foreign currency
     related transactions                                     (2,641,526)           --
   In excess of net realized gains on investments and
     foreign currency related transactions                    (1,578,227)           --
                                                            ------------   -----------
     Total Dividends and Distributions to Shareholders        (4,689,960)           --
                                                            ------------   -----------

 From Capital Share Transactions:
   Increase in net assets from capital share transactions
     -- Note E                                                25,800,397    22,086,308
                                                            ------------   -----------
     Net Increase in Net Assets                               19,951,605    32,843,637

 Net Assets:
   Beginning of year                                          67,062,104    34,218,467
                                                            ------------   -----------
   End of year*                                             $ 87,013,709   $67,062,104
                                                            ============   ===========
 * Includes undistributed/(distributions in excess of)
     net investment income of:                              $   (562,888)  $    30,593


                       See notes to financial statements.

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   Emerging
   Markets
---------------
      7
---------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                                             October 17,
                                                                          Year Ended December 31,              1994* to
                                                              -------------------------------------------    December 31,
                                                                  1997            1996           1995            1994
                                                              -------------------------------------------    ------------
Net asset value, beginning of period ......................   $      10.54    $       8.46   $       8.68    $       9.87
                                                              ------------    ------------   ------------    ------------
Income from Investment Operations
  Net investment income/(loss) ............................           0.09            0.07           0.07           (0.01)
  Net realized and unrealized gain/(loss) on
  investments and translation of other assets
  and liabilities denominated in foreign currency .........           0.12            2.01          (0.12)          (1.17)
                                                              ------------    ------------   ------------    ------------
  Net increase/(decrease) from investment operations ......           0.21            2.08          (0.05)          (1.18)
                                                              ------------    ------------   ------------    ------------

Dividends and Distributions to Shareholders from:
  Net investment income ...................................          (0.06)             --          (0.07)          (0.01)
  Dividends in excess of net investment income ............             --              --          (0.10)             --
  Net realized gain on investments and foreign currency
  related transactions ....................................          (0.33)             --             --              --
  In excess of net realized gain on investments ...........          (0.19)             --             --              --
                                                              ------------    ------------   ------------    ------------
  Total dividends and distributions .......................          (0.58)             --          (0.17)          (0.01)
                                                              ------------    ------------   ------------    ------------

Net asset value, end of period ............................   $      10.17    $      10.54   $       8.46    $       8.68
                                                              ============    ============   ============    ============

Total return** ............................................           1.97%          24.59%         (0.60)%        (11.97)%
                                                              ============    ============   ============    ============

Ratios/supplemental data:
  Net assets, end of period (000's omitted) ...............   $     87,014    $     67,062   $     34,218    $     24,069
  Ratio of expenses to average net assets .................           1.40%           1.53%          1.67%           2.28%(a)
  Ratio of net investment income to average net assets ....           0.76%           0.85%          0.89%           0.94%(a)
  Portfolio turnover rate .................................             64%             46%            52%             --
  Average rate of commissions paid(b) .....................   $     0.0003    $     0.0313

*     Commencement of public offering of the Fund's shares.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                       See notes to financial statements.

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------------
The Guardian
  Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 94.1%
----------------------

Shares                                                                 Value
----------------------------------------------------------------------------
Aerospace and Defense -- 0.3%
        4,900            Alliant Techsystems, Inc.*              $   273,175
                                                                 -----------
Air Transportation -- 0.5%
       12,000            Alaska Air Group, Inc.*                     465,000
                                                                 -----------
Appliance and Furniture -- 3.2%
       45,900            Ethan Allen Interiors, Inc.               1,770,019
       32,000            Furniture Brands Int'l., Inc.*              656,000
       10,000            Libbey, Inc.*                               378,750
                                                                 -----------
                                                                   2,804,769
                                                                 -----------
Automotive Parts -- 2.8%
       18,100            Arvin Industries, Inc.                      602,956
       26,500            Kaydon Corp.                                864,562
       10,500            SPX Corp.*                                  724,500
        9,900            Varlen Corp.                                242,705
                                                                 -----------
                                                                   2,434,723
                                                                 -----------
Building Materials and Homebuilders -- 4.0%
       17,100            Cameron Ashley Building Products*           286,425
       22,000            Centex Construction Products, Inc.          662,750
       10,000            Crossman Communities, Inc.*                 276,250
       77,000            FM Ppty., Inc.*                             399,438
       55,000            Griffon Corp.*                              804,375
       11,000            Lone Star Industries, Inc.                  584,375
        8,900            Southdown, Inc.                             525,100
                                                                 -----------
                                                                   3,538,713
                                                                 -----------
Capital Goods-Miscellaneous Technology -- 2.5%
       73,500            AFC Cable Systems, Inc.*                  2,186,625
                                                                 -----------
Chemicals -- 2.6%
       15,000            Cambrex Corp.                               690,000
       23,000            LeaRonal, Inc.                              540,500
        9,500            MacDermid, Inc.                             806,313
       10,000            McWhorter Technologies, Inc.*               257,500
                                                                 -----------
                                                                   2,294,313
                                                                 -----------
Coal -- 0.3%
       17,000            Zeigler Coal Hldg. Co.                      277,312
                                                                 -----------
Computer Software -- 1.4%
        6,100            National Computer Systems, Inc.             215,025
        6,800            Pervasive Software, Inc.*                    49,300
        6,000            Visio Corp.*                                230,250
       18,200            Wind River Systems, Inc.*                   722,313
                                                                 -----------
                                                                   1,216,888
                                                                 -----------
Computer Systems -- 3.1%
       10,000            DII Group, Inc.*                            272,500
       53,000            EFTC Corp.*                                 861,250
        2,300            Hadco Corp.*                                104,075
       18,500            Jack Henry & Associates, Inc.*              504,125
        4,100            Sanmina Corp.*                              277,775
       19,000            Smart Modular Technologies, Inc.*           437,000
        6,900            Stratus Computer, Inc.*                     260,906
                                                                 -----------
                                                                   2,717,631
                                                                 -----------
Containers-Metal and Plastic -- 0.6%
        9,100            Aptargroup, Inc.                            505,050
                                                                 -----------
Drugs and Hospitals -- 2.7%
        4,400            Boron LePore & Associates, Inc.*            121,000
       42,000            DepoTech, Inc.*                             149,625
        5,700            Genesis Health Ventures, Inc.*              150,337
        9,000            Integrated Health Sacs., Inc.               280,688
       12,000            Jones Medical Industries, Inc.              459,000
       15,500            Life Technologies, Inc.                     515,375
       20,000            Respironics, Inc.*                          447,500
        9,500            Total Renal Care Hldgs., Inc.*              261,250
                                                                 -----------
                                                                   2,384,775
                                                                 -----------
Electrical Equipment -- 0.9%
        8,700            Esterline Technologies Corp.*               313,200
       18,000            Power One, Inc.*                            247,500
        6,000            Uniphase Corp.*                             248,250
                                                                 -----------
                                                                     808,950
                                                                 -----------
Electronics and Instruments -- 0.9%
        3,200            ANADIGICS, Inc.*                             96,400
       41,000            FARO Technologies, Inc.*                    476,625
        6,750            National Instruments Corp.*                 195,750
                                                                 -----------
                                                                     768,775
                                                                 -----------
Entertainment and Leisure -- 1.6%
       42,300            American Coin Merchandising*                745,538
       11,200            Anchor Gaming*                              624,400
                                                                 -----------
                                                                   1,369,938
                                                                 -----------
Financial-Banks -- 3.4%
       22,000            CFX Corp.                                   671,000
        8,100            Cullen Frost Bankers, Inc.                  491,569
        3,500            Prime Bancshares, Inc.                       73,062
        6,800            Silicon Valley Bancshares*                  382,500


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                       96
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                                                                    The Guardian
                                                                      Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                                 Value
----------------------------------------------------------------------------
       10,900            U.S. Bancorp, Inc.                      $   795,700
        5,500            Westamerica Bancorp                         562,375
                                                                 -----------
                                                                   2,976,206
                                                                 -----------
Financial-Other -- 1.2%
       15,000            Bowne & Co., Inc.                           598,125
        6,100            Jefferies Group, Inc.*                      249,719
        5,000            McDonald & Co. Investments, Inc.*           141,875
        3,800            Morgan Keegan, Inc.*                         96,188
                                                                 -----------
                                                                   1,085,907
                                                                 -----------
Financial-Thrift -- 2.6%
        5,500            Astoria Financial Corp.                     306,625
       22,000            Bank Atlantic Bancorp, Inc.                 358,875
       18,000            CitFed Bancorp, Inc.                        702,000
       10,800            Coast Savings Financial, Inc.*              740,475
        4,500            Commercial Federal Corp.                    160,031
                                                                 -----------
                                                                   2,268,006
                                                                 -----------
Food, Beverage and Tobacco -- 2.6%
       19,800            Earthgrains Co.                             930,600
       50,000            Hain Food Group, Inc.*                      459,375
       11,000            Smithfield Foods, Inc.*                     363,000
        9,200            Tootsie Roll Industries, Inc.               575,000
                                                                 -----------
                                                                   2,327,975
                                                                 -----------
Household Products -- 0.8%
       31,600            Home Products Int'l., Inc.*                 371,300
       13,800            Oneida Ltd.                                 368,287
                                                                 -----------
                                                                     739,587
                                                                 -----------
Insurance -- 10.3%
       13,300            American Heritage Life Investments          478,800
       12,750            W.R. Berkley Corp.                          559,406
       10,100            CMAC Investment Corp.                       609,788
       15,000            Enhance Financial Sacs. Group, Inc.         892,500
        9,000            Executive Risk, Inc.                        628,312
       79,200            Fidelity National Financial, Inc.*        2,465,100
       12,000            Financial Sec. Assur. Hldgs. Ltd.           579,000
       18,000            Frontier Insurance Group, Inc.              411,750
        4,800            Markel Corp.*                               749,400
       17,000            Penn America Group, Inc.                    348,500
       23,000            State Auto Financial Corp.                  741,750
        9,900            Vesta Insurance Group, Inc.                 587,813
                                                                 -----------
                                                                   9,052,119
                                                                 -----------
Lodging -- 1.0%
        7,200            Fairfield Communities, Inc.*                317,700
       25,500            Signature Resorts, Inc.*                    557,812
                                                                 -----------
                                                                     875,512
                                                                 -----------
Machinery and Equipment -- 4.3%
        4,100            AAR Corp.                                   158,875
       12,100            Applied Power, Inc.                         834,900
       24,000            Chart Industries, Inc.                      547,500
        7,300            Kennametal, Inc.                            378,231
       13,800            Manitowoc, Inc.                             448,500
       11,000            Northwest Pipe Co.*                         264,000
       27,800            Robbins & Myers, Inc.                     1,101,575
                                                                 -----------
                                                                   3,733,581
                                                                 -----------
Merchandising-Department Stores -- 1.8%
       13,000            Carson Pirie Scott & Co.*                   651,625
       27,200            Shopko Stores, Inc.*                        591,600
       13,000            Stein Mart, Inc.*                           347,750
                                                                 -----------
                                                                   1,590,975
                                                                 -----------
Merchandising-Mass -- 1.5%
       19,100            Brylane, Inc.*                              940,675
       10,000            Lands End, Inc.*                            350,625
                                                                 -----------
                                                                   1,291,300
                                                                 -----------
Merchandising-Special -- 4.6%
        7,000            Best Buy Co., Inc.                          258,125
       37,400            Burlington Coat Factory*                    614,763
       21,000            Claire's Stores, Inc.                       408,187
       19,200            Daisytek Int'l. Corp.*                      667,200
       26,000            The Dress Barn*                             737,750
       50,000            The Good Guys, Inc.*                        381,250
       22,000            New England Business Sacs., Inc.            742,500
       23,000            SED Int'l. Hldgs., Inc.*                    258,750
                                                                 -----------
                                                                   4,068,525
                                                                 -----------
Metals -- 1.4%
       25,000            Quanex Corp.                                703,125
       17,500            Titanium Metals Corp.*                      505,313
                                                                 -----------
                                                                   1,208,438
                                                                 -----------
Miscellaneous-Consumer Growth Staples -- 3.0%
       24,900            Mail-Well, Inc.*                          1,008,450
       41,000            Sotheby's Hldgs., Inc.                      758,500
       12,300            StaffMark, Inc.*                            388,988


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
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  Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31,1997

Shares                                                                 Value
----------------------------------------------------------------------------
       12,000            Valassis Communications, Inc.*          $   444,000
                                                                 -----------
                                                                   2,599,938
                                                                 -----------
Oil and Gas Producing -- 5.4%
       30,000            Basin Exploration, Inc.*                    532,500
      175,800            Beau Canada Exploration*                    356,755
       22,000            Bellwether Exploration Co.*                 242,000
       21,800            Callon Petroleum Co.*                       354,931
      242,800            Canadian 88 Energy Corp.*                   722,088
       37,000            Chieftain Int'l., Inc.*                     786,250
        9,600            Forcenergy Gas Exploration, Inc.*           251,400
       50,000            Petromet Resources Ltd.*                    109,375
       16,000            Rigel Energy Corp.*                         131,000
        7,000            St. Mary Land & Exploration Co.             245,000
       14,000            Snyder Oil Corp.*                           255,500
       95,000            Wainoco Oil Ltd.*                           754,062
                                                                 -----------
                                                                   4,740,861
                                                                 -----------
Oil and Gas Services -- 2.8%
        4,500            Bayard Drilling Technology, Inc.*            73,125
        3,000            Friede Goldman Int'l., Inc.*                 89,625
       34,500            Halter Marine Group, Inc.*                  996,188
       10,000            Lone Star Technologies, Inc.*               283,750
       26,200            Varco Int'l., Inc.*                         561,662
       29,000            Willbros Group, Inc.*                       435,000
                                                                 -----------
                                                                   2,439,350
                                                                 -----------
Paper and Forest Products -- 1.1%
       33,500            Deltic Timber Corp.                         917,063
        4,410            Wausau-Mosinee Paper Corp.                   89,165
                                                                 -----------
                                                                   1,006,228
                                                                 -----------
Pollution Control -- 0.4%
       21,000            Imco Recycling, Inc.                        337,312
                                                                 -----------
Publishing-News -- 1.8%
        2,500            CMP Media, Inc.*                             43,125
       15,000            Harte-Hanks Communications                  556,875
       21,100            McClatchy Newspapers, Inc.                  573,656
        6,200            Pulitzer Publishing, Inc.                   389,438
                                                                 -----------
                                                                   1,563,094
                                                                 -----------
Real Estate Investment Trust -- 4.2%
        7,500            Ambassador Apartments, Inc.                 154,219
       16,000            American Gen. Hospitality Corp.             428,000
        8,000            Arden Realty, Inc.                          246,000
       12,000            Brandywine Realty Trust                     301,500
        7,500            Camden Ppty. Trust                          232,500
       13,500            Commercial Net Lease Realty, Inc.           241,312
       30,000            Innkeepers USA Trust                        465,000
        7,500            JDN Realty Corp.*                           242,812
        7,000            National Golf Ppty., Inc.                   229,688
        7,500            Charles E. Smith Residential Realty         266,250
       40,000            Sunstone Hotel Investors, Inc.*             690,000
        7,400            Tower Realty Trust, Inc.                    182,225
                                                                 -----------
                                                                   3,679,506
                                                                 -----------
Semiconductor -- 1.9%
       14,500            ADE Corp.*                                  253,750
       12,800            Dallas Semiconductor Corp.                  521,600
       13,000            SanDisk Corp.*                              264,062
       30,200            Unitrode Corp.*                             649,300
                                                                 -----------
                                                                   1,688,712
                                                                 -----------
Textile-Apparel and Production -- 0.9%
       30,000            Big Dog Hldgs., Inc.*                       168,750
        7,600            Nautica Enterprises, Inc.*                  176,700
       20,625            Paxar Corp.*                                305,508
        3,700            St. John Knits, Inc.                        148,000
                                                                 -----------
                                                                     798,958
                                                                 -----------
Transportation-Miscellaneous -- 4.5%
       13,400            Airborne Freight Corp.                      832,475
       11,200            Air Express Int'l. Corp.                    341,600
       16,500            Budget Group, Inc.*                         570,281
       37,500            Dollar Thrifty Automotive Group, Inc.*      768,750
       12,900            Expeditors Int'l. Wash., Inc.               496,650
        7,000            Hub Group, Inc.*                            208,250
       28,800            Maritrans, Inc.                             280,800
       13,200            Sea Containers Ltd.*                        422,400
                                                                 -----------
                                                                   3,921,206
                                                                 -----------
Truckers -- 4.5%
       20,200            Arnold Industries, Inc.                     348,450
       34,000            Consolidated Freightways Corp.*             463,250
       13,000            Roadway Express, Inc.                       287,625
       36,000            Rollins Truck Leasing Corp.                 643,500
        6,800            Swift Transportation, Inc.*                 220,150
       39,500            U.S. Freightways Corp.                    1,283,750
       19,800            Werner Enterprises, Inc.                    405,900
       13,000            Yellow Corp.*                               326,625
                                                                 -----------
                                                                   3,979,250
                                                                 -----------


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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                                                                      Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                        8
                                                                    ------------

--------------------------------------------------------------------------------

Shares                                                                 Value
----------------------------------------------------------------------------

Utilities-Electric -- 0.3%
        5,700            Central LA Electric Co.*                $   184,537
        1,500            Minnesota Power & Light Co.*                 65,344
                                                                 -----------
                                                                     249,881
                                                                 -----------
Utilities-Gas and Pipeline -- 0.1%
        3,800            Indiana Energy, Inc.*                       125,162
                                                                 -----------
Utilities-Telecommunications -- 0.3%
       10,000            Startec Global Communications Corp.*        223,750
                                                                 -----------
TOTAL COMMON STOCKS
 (Cost $75,411,931)                                               82,617,976
                                                                 -----------

----------------------------
REPURCHASE AGREEMENT -- 6.8%
----------------------------

Principal
  Amount                                                               Value
----------------------------------------------------------------------------

   $5,985,000            State Street Bank & Trust Co.
                         repurchase agreement, dated
                         12/31/97, maturity value
                         $5,986,945 at 5.85%, due
                         1/2/98 (collateralized by
                         $6,110,000 U.S. Treasury
                         Notes, 5.875%, due 2/28/99)             $ 5,985,000
                                                                 -----------

TOTAL REPURCHASE AGREEMENT
 (Cost $5,985,000)                                                 5,985,000
                                                                 -----------

TOTAL INVESTMENTS -- 100.9%
 (Cost $81,396,931)                                               88,602,976

LIABILITIES IN EXCESS OF CASH,
 RECEIVABLES AND OTHER
 ASSETS -- (0.9%)                                                  (853,573)
                                                                 -----------

NET ASSETS-- 100.0%                                              $87,749,403
                                                                 ===========


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

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

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 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investments, at identified cost*                                   $81,396,931
                                                                     ===========

  Investments, at market                                              82,617,976
  Repurchase agreement                                                 5,985,000
                                                                     -----------
  TOTAL INVESTMENTS                                                   88,602,976

  Cash                                                                       667
  Receivable for securities sold                                         193,381
  Receivable for fund shares sold                                         90,108
  Dividends receivable                                                    58,842
  Interest receivable                                                        973
  Deferred organization expense                                              839
                                                                     -----------
  TOTAL ASSETS                                                        88,947,786
                                                                     -----------

LIABILITIES:
  Payable for securities purchased                                       967,679
  Payable for fund shares redeemed                                        36,094
  Accrued expenses                                                        14,441
  Due to affiliates                                                      180,169
                                                                     -----------
  TOTAL LIABILITIES                                                    1,198,383
                                                                     -----------
    NET ASSETS                                                       $87,749,403
                                                                     ===========

COMPONENTS OF NET ASSETS:
  Capital stock, at  par                                             $   643,929
  Additional paid-in capital                                          79,038,021
  Accumulated net realized gain on investments                           861,408
  Net unrealized appreciation of investments                           7,206,045
                                                                     -----------
    NET ASSETS                                                       $87,749,403
                                                                     ===========

  Shares Outstanding -- $0.10 par value                                6,439,285
                                                                     -----------

NET ASSET VALUE PER SHARE                                            $     13.63
                                                                     ===========

* Includes repurchase agreement.
+ Commencement of operations.


STATEMENT OF OPERATIONS
Period from April 2, 1997+ to
December 31, 1997

Investment Income:
  Dividends                                                          $   294,391
  Interest                                                               202,294
                                                                     -----------
  Total Income                                                           496,685
                                                                     -----------

Expenses:
  Investment advisory fees -- Note B                                     257,202
  Custodian fees                                                          39,421
  Audit fees                                                              17,500
  Directors' fees                                                          9,165
  Printing expense                                                         3,666
  Transfer agent fees                                                      2,475
  Registration fees                                                          606
  Deferred organization expense                                              145
  Other                                                                      700
                                                                     -----------
  Total Expenses                                                         330,880
                                                                     -----------
  Net Investment Income                                                  165,805
                                                                     -----------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note C
  Net realized gain on investments -- Note A                           1,925,041
  Net change in unrealized appreciation of
    investments -- Note C                                              7,206,045
                                                                     -----------
Net Realized and Unrealized Gain
  on Investments                                                       9,131,086
                                                                     -----------
Net Increase in Net Assets
  from Operations                                                    $ 9,296,891
                                                                     ===========


                       See notes to financial statements.
--------------------------------------------------------------------------------
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

                                                                    ------------
                                                                    The Guardian
                                                                     Small Cap
                                                                     Stock Fund
                                                                    ------------
                                                                         8
                                                                    ------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  Period from
                                                               April 2, 1997+ to
                                                               December 31, 1997
                                                               -----------------

INCREASE/(DECREASE) IN NET ASSETS
From Operations:
   Net investment income                                            $   165,805
   Net realized gain on investments                                   1,925,041
   Net change in unrealized appreciation of investments               7,206,045
                                                                    -----------
     Net Increase in Net Assets from Operations                       9,296,891
                                                                    -----------

Dividends and Distributions to Shareholders from:
   Net investment income                                               (165,805)
   Net realized gain on investments                                  (1,063,633)
                                                                    -----------
     Total Dividends and Distributions to Shareholders               (1,229,438)
                                                                    -----------

From  Capital Share Transactions:
   Increase in net assets from capital share transactions -- Note E  79,681,950
                                                                    -----------
     Net Increase in Net Assets                                      87,749,403

Net Assets:
   Beginning of period                                                       --
                                                                    -----------
   End of period*                                                   $87,749,403
                                                                    ===========

+ Commencement of operations.


                       See notes to financial statements.
--------------------------------------------------------------------------------

------------
The Guardian
 Small Cap
 Stock Fund
------------
     8
------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the period indicated:

                                                                  April 2, 1997*
                                                                  to December 31
                                                                       1997
                                                                    ----------
Net asset value, beginning of period .........................   $     10.00
                                                                 -----------

Income from Investment Operations
   Net investment income/(loss) ..............................          0.03
   Net realized and unrealized gain/(loss) on investments ....          3.80
                                                                 -----------
   Net increase/(decrease) from investment operations ........          3.83
                                                                 -----------


Dividends and Distributions to Shareholders from:
   Net investment income .....................................         (0.03)
   Net realized gain .........................................         (0.17)
                                                                 -----------
   Total dividends and distributions .........................         (0.20)
                                                                 -----------

Net asset value, end of period ...............................   $     13.63
                                                                 -----------

   Total return** ............................................         38.32%
                                                                 -----------

Ratios/supplemental data:
   Net assets, end of period (000's omitted) .................   $    87,749
   Ratio of expenses to average net assets ...................          0.96%(a)
   Ratio of net investment income to average net assets ......          0.48%(a)
   Portfolio turnover rate ...................................            22%
   Average rate of commissions paid ..........................   $    0.0296

*   Commencement of operations.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns.
(a) Annualized.


                       See notes to financial statements.
--------------------------------------------------------------------------------
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

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----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. The Company was known as Baillie Gifford International Fund, Inc. prior to October 11, 1994 and GBG Funds, Inc. prior to March 27, 1997. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds." Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The Funds are available for investment only through certain variable annuity and variable life insurance contracts issued by GIAC. Upon commencing its operations on September 13, 1994 (BGEMF) and on April 2, 1997 (GSCSF) each fund sold 2,000,000 shares of its capital stock to The Guardian Life Insurance Company of America for $20,000,000 per fund to facilitate the commencement of operations.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Investments are carried at value. Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in


--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                       8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

net realized gain on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividends on foreign securities are recorded when the Funds are informed of the dividend.

Taxes

      Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.


--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
       8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ulti mate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 1997, BGIF and BGEMF reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases (decreases) to various capital accounts were as follows:

                                                 Undistributed/     Accumulated
                                                (overdistributed)  net realized
                                     Paid-in     net investment   gain/(loss) on
                                     capital         income         investments
                                     -------     --------------    ------------
  BGIF                                 --         $339,986          $(339,986)
  BGEMF                                --         (857,289)           857,289

------------------------------------------
Note B -- Investment Management Agreements
          and Payments to Related Parties
------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of those Funds portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      The GSCSF has an investment advisory agreement with the Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GISC receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.


--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                        8
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1997 were as follows:

                                    BGIF              BGEMF             GSCSF
                                    ----              -----             -----
Purchases ...............       $285,465,465       $77,232,189       $83,844,585
Proceeds ................       $256,495,307       $57,039,373       $10,357,694

      The cost of investments owned at December 31, 1997 for federal income tax purposes for BGIF, BGEMF and GCSCF are the same as for financial reporting purposes. The gross unrealized appreciation and (depreciation) of investments at December 31, 1997 were as follows:

                                    BGIF              BGEMF            GSCSF
                                    ----              -----            -----

Gross Appreciation ......       $124,312,393       $13,298,763      $11,905,467
Gross Depreciation ......        (18,858,317)       (9,717,611)      (4,699,422)
                                ------------       -----------      -----------
   Net Unrealized Appreciation  $105,454,076       $ 3,581,152      $ 7,206,045
                                ------------       -----------      -----------

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      There were no open forward foreign currency contracts at December 31, 1997.

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds. Repurchase agreements of more than seven days duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of the applicable Fund's net assets would be so invested.


--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
        8
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
-----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                         Year Ended December 31,      Year Ended December 31,
                                            1997         1996          1997            1996
-------------------------------------------------------------------------------------------------
                                                  Shares                      Amount
-------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund
Shares sold                               5,510,606    8,699,658   $ 103,914,585   $ 141,728,936
Shares issued in reinvestment of
  dividends and distributions             1,589,325      688,306      29,071,132      11,729,581
Shares repurchased                       (4,262,859)  (3,603,378)    (79,908,567)    (59,246,145)
-------------------------------------------------------------------------------------------------
   Net increase                           2,837,072    5,784,586   $  53,077,150   $  94,212,372
-------------------------------------------------------------------------------------------------
o Baillie Gifford Emerging Markets Fund
Shares sold                               4,436,117    4,246,440   $  52,148,316   $  40,664,774
Shares issued in reinvestment of
  dividends and distributions               461,151           --       4,689,960              --
Shares repurchased                       (2,709,884)  (1,923,662)    (31,037,879)    (18,578,466)
-------------------------------------------------------------------------------------------------
   Net increase                           2,187,384    2,322,778   $  25,800,397   $  22,086,308
-------------------------------------------------------------------------------------------------

                                                      Period from April 2, 1997+
                                                         to December 31, 1997
--------------------------------------------------------------------------------
                                                        Shares         Amount
--------------------------------------------------------------------------------
o The Guardian Small Cap Stock Fund
Shares sold                                            6,957,498   $ 86,846,310
Shares issued in reinvestment of
  dividends and distributions                             92,788      1,229,438
Shares repurchased                                      (611,001)    (8,393,798)
--------------------------------------------------------------------------------
   Net increase                                        6,439,285   $ 79,681,950
--------------------------------------------------------------------------------

------------------------
Note F -- Line of Credit
------------------------

      A $20,000,000 line of credit available to each Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1997, none of the Funds borrowed against this line of credit.


+ Commencement of operations.
--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                        8
                                                                ----------------

--------------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
GIAC Funds, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GIAC Funds, Inc. (comprising, respectively, the Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund), as of December 31, 1997, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the GIAC Funds, Inc. at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
February 9, 1998


--------------------------------------------------------------------------------

---------------
   Value Line
Centurion Fund,
      Inc.
---------------
        9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 90.7%
----------------------

  Shares                                              Value
---------------------------------------------------------------
Bank -- 9.2%
  100,000 BankBoston Corporation                  $  9,393,750
  150,000 BankAmerica Corp.                         10,950,000
  150,000 Citicorp                                  18,965,625
  300,000 Mellon Bank Corp.                         18,187,500
  150,000 State Street Corp.                         8,728,125
                                                  -------------
                                                    66,225,000
                                                  -------------
Computer & Peripherals -- 10.2%
  300,000 Bay Networks, Inc.*                        7,668,750
  300,000 Cisco Systems, Inc.*                      16,725,000
  250,000 Compaq Computer Corp.                     14,109,375
  100,000 Dell Computer Corp.*                       8,400,000
  375,000 EMC Corp.*                                10,289,063
  400,000 Quantum Corp.*                             8,025,000
  200,000 Sun Microsystems, Inc.*                    7,975,000
                                                  -------------
                                                    73,192,188
                                                  -------------
Computer Software & Services -- 6.2%
  200,000 BMC Software, Inc.*                       13,125,000
  200,000 Computer Associates International, Inc.   10,575,000
  100,000 Microsoft Corp.*                          12,925,000
  150,000 Networks Associates, Inc.*                 7,931,250
                                                  -------------
                                                    44,556,250
                                                  -------------
Drug -- 7.1%
  260,000 Amgen Inc.*                               14,072,500
  140,000 Lilly (Eli) & Co.                          9,747,500
  120,000 Merck & Co., Inc.                         12,750,000
  100,000 Pfizer, Inc.                               7,456,250
   60,000 Warner-Lambert Co.                         7,440,000
                                                  -------------
                                                    51,466,250
                                                  -------------
Electrical Equipment -- 2.3%
  225,000 General Electric Co.                      16,509,375
                                                  -------------
Financial Services -- 3.0%
  300,000 Money Store Inc. (The)                     6,300,000
  285,000 Travelers Group, Inc.                     15,354,375
                                                  -------------
                                                    21,654,375
                                                  -------------
Healthcare Information Systems -- 2.0%
  300,000 HBO & Co.                                 14,400,000
                                                  -------------
Household Products -- 3.9%
  165,000 Colgate-Palmolive Co.                   $ 12,127,500
  200,000 Procter & Gamble Co.                      15,962,500
                                                  -------------
                                                    28,090,000
                                                  -------------
Insurance-Diversified -- 2.3%
  150,000 American International Group, Inc.        16,312,500
                                                  -------------
Insurance-Life -- 4.1%
  300,000 Conseco, Inc.                             13,631,250
  375,000 SunAmerica Inc.                           16,031,250
                                                  -------------
                                                    29,662,500
                                                  -------------
Manufactured Housing/
  Recreational Vehicles -- 1.4%
  300,000 Oakwood Homes Corp.                        9,956,250
                                                  -------------
Medical Supplies -- 6.4%
  200,000 Cardinal Health, Inc.                     15,025,000
  125,000 Guidant Corp.                              7,781,250
  120,000 Johnson & Johnson                          7,905,000
  300,000 Medtronic, Inc.                           15,693,750
                                                  -------------
                                                    46,405,000
                                                  -------------
Oilfield Services/Equipment -- 13.3%
  150,000 BJ Services Co.*                          10,790,625
  250,000 Baker Hughes Inc.                         10,906,250
  400,000 ENSCO International Inc.                  13,400,000
  300,000 Global Marine, Inc.*                       7,350,000
  200,000 Halliburton Co.                           10,387,500
  500,000 Parker Drilling Co.*                       6,093,750
  125,000 Schlumberger Ltd.                         10,062,500
  160,000 Smith International, Inc.*                 9,820,000
  350,000 Transocean Offshore, Inc.                 16,865,625
                                                  -------------
                                                    95,676,250
                                                  -------------
Retail Store -- 0.9%
  100,300 Dayton Hudson Corp.                        6,770,250
                                                  -------------
Securities Brokerage -- 3.2%
  200,000 Merrill Lynch & Co., Inc.                 14,587,500
  200,000 Schwab (Charles) Corp.                     8,387,500
                                                  -------------
                                                    22,975,000
                                                  -------------
Semiconductor -- 2.0%
  200,000 Intel Corp.                               14,050,000
                                                  -------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        9
                                                                 ---------------

      Shares                                              Value
------------------------------------------------------------------
Telecommunications Equipment -- 4.9%
     200,000 ADC Telecommunications Inc.*             $  8,350,000
     800,000 PairGain Technologies, Inc.*               15,500,000
     220,000 Tellabs, Inc.*                             11,632,500
                                                      ------------
                                                        35,482,500
                                                      ------------
Thrift -- 3.6%
     215,000 Federal Home Loan Mortgage Corp.            9,016,562
     165,000 Federal National Mortgage Association       9,415,313
     120,000 Washington Mutual, Inc.                     7,657,500
                                                      ------------
                                                        26,089,375
                                                      ------------
Tobacco -- 1.9%
     300,000 Philip Morris Companies, Inc.              13,593,750
                                                      ------------
Toiletries/Cosmetics -- 2.8%
     200,000 Gillette Co.                               20,087,500
                                                      ------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT SECURITIES -- 90.7%
(Cost $482,410,175)                                    653,154,313
                                                      ------------

------------------------------
SHORT-TERM INVESTMENTS -- 9.9%
------------------------------

     Principal
      Amount                                              Value
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.4%
 $25,000,000 Federal National Mortagage
              Association Discount Notes 5.69%,
              due 1/21/98                             $ 24,920,972
                                                      ------------
REPURCHASE AGREEMENT -- 6.5%
(including accrued interest)
 $46,600,00  Collateralized by $47,320,000
              U.S. Treasury Notes 6%, due 6/30/99,
              with a value of $47,556,600 (With
              First Chicago Capital Markets, Inc.
              5.85%, dated 12/31/97 due 1/2/98,
              delivery value $46,615,145)               46,607,572
                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $71,528,544) 71,528,544

EXCESS OF LIABILITIES OVER CASH AND
RECEIVABLES -- (-0.6%)                                  (4,592,311)
                                                      ------------
NET ASSETS -- 100.0%                                  $720,090,546
                                                      ============

NET ASSET VALUE PER
OUTSTANDING SHARE
($720,090,546 / 28,218,235
shares outstanding)                                   $      25.52
                                                      ============

* Non-income producing


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
   Value Line
Centurion Fund,
      Inc.
---------------
       9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investment securities, at value
   (cost $482,410,175)                              $653,154,313
  Short-term investments (cost $71,528,544)           71,528,544
  Cash                                                    55,108
  Receivable for securities sold                       3,269,851
  Dividends and interest receivable                      346,937
  Receivable for capital shares sold                      83,122
                                                    ------------
    TOTAL ASSETS                                     728,437,875
                                                    ------------

LIABILITIES:
  Payable for securities purchased                     6,762,728
  Payable for capital shares repurchased               1,108,332
  Accrued expenses:
   Advisory fee                                          304,124
   GIAC administrative service fee                       115,000
   Other                                                  57,145
                                                    ------------
    TOTAL LIABILITIES                                  8,347,329
                                                    ------------
NET ASSETS                                          $720,090,546
                                                    ============

NET ASSETS CONSIST OF:
  Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   28,218,235 shares)                               $ 28,218,235
  Additional paid-in capital                         473,422,268
  Undistributed investment income -- net               2,319,123
  Undistributed net realized gain on investments      45,386,782
  Unrealized net appreciation of investments         170,744,138
                                                    ------------
NET ASSETS                                          $720,090,546
                                                    ============

NET ASSET VALUE PER
OUTSTANDING SHARE
  ($720,090,546 / 28,218,235
  shares outstanding)                               $      25.52
                                                    ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Dividends                                         $  4,355,316
  Interest                                             2,256,072
                                                    ------------
    Total Income                                       6,611,388
                                                    ------------

Expenses:
  Investment advisory fee                              3,485,040
  GIAC administrative service fee                        498,103
  Custodian fees                                          73,975
  Insurance and dues                                      45,801
  Auditing and legal fees                                 37,543
  Postage                                                 16,963
  Directors' fees and expenses                            15,010
  Printing and stationery                                  8,275
  Taxes and other                                            749
                                                    ------------
    Total Expenses Before Custody Credits              4,181,459
    Less: Custody Credits                                 (5,747)
                                                    ------------
    Net Expenses                                       4,175,712
                                                    ------------
Investment Income -- Net                               2,435,676
                                                    ------------

Realized and Unrealized Gain on
 Investments -- Net:
  Realized gain -- net                                45,610,251
  Change in unrealized appreciation                   83,192,727
                                                    ------------
Net Realized Gain and Change in Unrealized
  Appreciation on Investments                        128,802,978
                                                    ------------
Net Increase in Net Assets from Operations          $131,238,654
                                                    ============


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        9
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
for the Years Ended
December 31, 1997 and 1996

                                          1997            1996
                                 -------------   -------------
Operations:
 Investment income -- net        $   2,435,676   $   2,135,403
 Realized gain on
  investments -- net                45,610,251     114,105,936
 Change in unrealized
  appreciation                      83,192,727     (25,679,011)
                                 -------------   -------------
 Net increase in net assets
  from operations                  131,238,654      90,562,328
                                 -------------   -------------

Distributions to Shareholders:
 Investment income -- net           (2,225,662)     (2,617,548)
 Realized gain from investment
  transactions -- net             (114,003,360)    (67,401,766)
                                 -------------   -------------
 Total distributions              (116,229,022)    (70,019,314)
                                 -------------   -------------

Capital Share Transactions:
 Proceeds from sale of shares       80,062,970     134,593,465
 Proceeds from reinvestment of
  distributions to shareholders    116,229,022      70,019,314
 Cost of shares repurchased       (130,551,904)   (111,263,942)
                                 -------------   -------------
 Net increase from capital
  share transactions                65,740,088      93,348,837
                                 -------------   -------------

Total Increase in Net Assets        80,749,720     113,891,851

Net Assets:
 Beginning of year                 639,340,826     525,448,975
                                 -------------   -------------
 End of year                     $ 720,090,546   $ 639,340,826
                                 =============   =============
Undistributed Investment
 Income -- Net at End of Year    $   2,319,123   $   2,109,109
                                 =============   =============


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
   Value Line
Centurion Fund,
      Inc.
---------------
       9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices and, commencing 60 days prior to maturity, such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax


--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        9
                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------------
2 -- Capital Share Transactions, Dividends and
     Distributions
----------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                            Year Ended      Year Ended
                                           December 31,    December 31,
                                              1997            1996
                                           ------------    ------------
Shares sold                                 3,037,284       5,349,533
Shares issued in reinvestment
  of dividends and distributions            4,477,235       3,184,143
                                            ---------       ---------
                                            7,514,519       8,533,676
Shares repurchased                          5,048,869       4,453,198
                                            ---------       ---------
Net increase                                2,465,650       4,080,478
                                            =========       =========
Dividends per share from net
  investment income                             $ .09           $ .12
                                            =========       =========
Distributions per share from
  net realized gains                           $ 4.61          $ 3.09
                                            =========       =========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                        Year Ended
                                       December 31,
                                           1997
                                     ----------------
PURCHASES:
  Investment Securities                $551,943,242
                                       ============
SALES:
  Investment Securities                $642,605,742
                                       ============

      At December 31, 1997, the aggregate cost of investment securities and short-term investments for federal income tax purposes is $553,938,719. The aggregate appreciation and depreciation of invest-


--------------------------------------------------------------------------------

---------------
   Value Line
Centurion Fund,
      Inc.
---------------
       9
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

ments for the year ended December 31, 1997, based on a comparison of investment values and their costs for federal income tax purposes is $178,685,518 and $7,941,380 respectively, resulting in a net appreciation of $170,744,138.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $3,485,040 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1997. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC who is also a director of the Fund was paid a fee of $2,718 for the year ended December 31, 1997. During the year ended December 31, 1997, the Fund paid brokerage commissions totalling $448,753 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1997, the Fund incurred expenses of $498,103 in connection with such services rendered by GIAC.


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                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year:

                                                                Year Ended December 31,
                                            -----------------------------------------------------------
                                              1997           1996          1995       1994       1993
                                            --------      ---------      --------   --------   --------
Net asset value, beginning of year          $  24.83      $   24.25      $  17.83   $  18.52   $  20.04
                                            --------      ---------      --------   --------   --------
 Income (loss) from investment operations:
 Net investment income                           .09            .08           .12        .10        .12
 Net gains or losses on securities (both
   realized and unrealized)                     5.30           3.71          6.96       (.51)      1.73
                                            --------      ---------      --------   --------   --------
 Total from investment operations               5.39           3.79          7.08       (.41)      1.85
                                            --------      ---------      --------   --------   --------

 Less distributions:
  Dividends from net investment income          (.09)          (.12)         (.10)      (.01)      (.12)
  Distributions from capital gains             (4.61)         (3.09)         (.56)      (.27)     (3.25)
                                            --------      ---------      --------   --------   --------
  Total distributions                          (4.70)         (3.21)         (.66)      (.28)     (3.37)
                                            --------      ---------      --------   --------   --------

Net asset value, end of year                $  25.52      $   24.83      $  24.25   $  17.83   $  18.52
                                            --------      ---------      --------   --------   --------
Total return**                                 21.39%        +17.34%       +40.08%     -2.21%     +9.21%
                                            ========      =========      ========   ========   ========

Ratios/Supplemental Data:
Net assets, end of year (in thousands)      $720,091      $ 639,341      $525,449   $352,745   $373,910
Ratio of operating expenses to average
  net assets                                     .60%(1)        .59%(1)       .62%       .61%       .61%
Ratio of net investment income to average
  net assets                                     .35%           .36%          .60%       .57%       .57%
Portfolio turnover rate                           85%           141%          114%       122%       118%
Average commissions paid per share of
  common stock investments purchased/sold   $  .0493      $    .049(2)

(1)   Before offset of custody credits.
(2)   Disclosure effective for fiscal years beginning on or after 9/1/95.


** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.
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Value Line Centurion Fund, Inc.
-------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
February 13, 1998


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                                                                 ---------------

--------------------------------------------------------------------------------

----------------------------
Shareholders Meeting Results (unaudited)
----------------------------

      A special meeting of shareholders of Value Line Centurion Fund, Inc. was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Directors to serve until their successors are duly elected and qualified.

                         Number of Votes:
                         ---------------
       Director            For     Withheld  Broker Non-Votes*
       --------            ---     --------  -----------------
Jean Bernhard Buttner  28,633,179   233,545         0
John W. Chandler       28,610,654   256,070         0
Leo R. Futia           28,608,431   258,294         0
David H. Porter        28,622,697   244,027         0
Paul Craig Roberts     28,628,244   238,480         0
Nancy-Beth Sheerr      28,623,902   242,822         0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

                         Number of Votes:
                         ---------------
        For             Against    Abstain   Broker Non-Votes*
        ---             -------    -------   ----------------
     28,479,364         102,682    284,677          0

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


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Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

------------------------
  COMMON STOCKS -- 56.9%
------------------------
   Shares                                       Value
--------------------------------------------------------
Advertising -- 1.1%
 306,000 Omnicom Group, Inc.                 $12,966,750
                                             -----------
Aerospace/Defense -- 1.7%
 115,000 BE Aerospace, Inc.*                   3,076,250
  35,000 General Dynamics Corp.                3,025,313
  29,000 Northrop Grumman Corp.                3,335,000
  81,700 Precision Castparts Corp.             4,927,531
  53,000 Sundstrand Corp.                      2,669,875
  45,000 Thiokol Corp.                         3,656,250
                                             -----------
                                              20,690,219
                                             -----------
Air Transport -- 1.2%
  96,000 Airborne Freight Corp.                5,964,000
  87,700 Alaska Air Group, Inc.*               3,398,375
  80,000 Comair Holdings, Inc.                 1,930,000
  55,000 U.S. Airways Group, Inc.*             3,437,500
                                             -----------
                                              14,729,875
                                             -----------
Apparel -- 0.8%
  60,000 Jones Apparel Group, Inc.*            2,580,000
  63,200 Liz Claiborne, Inc.                   2,642,550
  36,000 Nautica Enterprises, Inc.*              837,000
  66,000 V.F. Corp.                            3,031,875
                                             -----------
                                               9,091,425
                                             -----------
Auto & Truck -- 0.3%
 130,000 Navistar International
          Corp., Inc.*                         3,225,625
                                             -----------
Auto Parts-Original Equipment -- 0.7%
  38,000 Eaton Corp.                           3,391,500
 112,000 Tower Automotive, Inc.*               4,711,000
                                             -----------
                                               8,102,500
                                             -----------
Bank -- 0.8%
  88,000 Mellon Bank Corp.                     5,335,000
  78,000 SouthTrust Corp.                      4,948,125
                                             -----------
                                              10,283,125
                                             -----------
Bank-Midwest -- 1.6%
  12,300 National City Corp.                     808,725
  70,000 Northern Trust Corp.                  4,882,500
  98,000 Norwest Corp.                         3,785,250
  82,000 U.S. Bancorp                          9,178,875
                                             -----------
                                              18,655,350
                                             -----------

Beverage-Soft Drink -- 1.1%
 376,000 Coca-Cola Enterprises Inc.           13,371,500
                                             -----------
Building Materials -- 0.3%
  80,000 Masco Corp.                           4,070,000
                                             -----------
Cable TV -- 0.3%
  28,000 Comcast Corp. Class "A"                 883,750
 110,000 Tele-Communications, Inc.-
          TCI Group Series "A"*                3,073,125
                                             -----------
                                               3,956,875
                                             -----------
Cement & Aggregates -- 0.1%
  18,000 Vulcan Materials Co.                  1,838,250
                                             -----------
Chemical-Specialty -- 0.2%
  28,000 Rohm & Haas Co.                       2,681,000
                                             -----------
Coal/Alternate Energy -- 0.6%
 159,000 AES Corp.*                            7,413,375
                                             -----------
Computer & Peripherals -- 1.9%
  46,000 American Power Conversion
          Corp.*                               1,086,750
  88,000 Bay Networks, Inc.*                   2,249,500
 128,000 EMC Corp.*                            3,512,000
  50,000 International Business Machines
          Corp                                 5,228,125
  52,000 MRV Communications, Inc.*             1,241,500
  60,000 Storage Technology Corp.*             3,716,250
  60,000 Tech Data Corp.*                      2,332,500
 218,000 Unisys Corp.*                         3,024,750
                                             -----------
                                              22,391,375
                                             -----------
Computer Software & Services -- 2.8%
  30,000 Citrix Systems, Inc.*                 2,280,000
  63,000 Computer Associates International,
          Inc                                  3,331,125
 268,000 Compuware Corp.*                      8,576,000
  90,000 Fiserv, Inc.*                         4,421,250
  15,000 Hyperion Software Corp.*                536,250
  20,000 National Data Corp.                     722,500
 116,000 PeopleSoft, Inc.*                     4,524,000
 140,000 Symantec Corp.*                       3,071,250
  63,000 Systems & Computer Technology
          Corp.*                               3,126,375
  50,000 Veritas Software Corp.*               2,550,000
                                             -----------
                                              33,138,750
                                             -----------


                       See notes to financial statements.
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                                                                 ---------------

--------------------------------------------------------------------------------

   Shares                                     Value
------------------------------------------------------
Diversified Companies -- 1.6%
  34,000 Danaher Corp.                    $ 2,146,250
  17,000 GATX Corp.                         1,233,562
  50,000 Raychem Corp.                      2,153,125
  44,000 Textron, Inc.                      2,750,000
 240,000 Tyco International, Ltd.          10,815,000
                                          -----------
                                           19,097,937
                                          -----------
Drug -- 2.1%
  24,000 Dura Pharmaceuticals, Inc.*        1,101,000
  76,000 ICN Pharmaceuticals, Inc.          3,709,750
  73,000 MedImmune, Inc.*                   3,129,875
  35,000 Merck & Co., Inc.                  3,718,750
 108,000 Pfizer, Inc.                       8,052,750
  62,000 Schering-Plough Corp.              3,851,750
  16,000 Sepracor, Inc.*                      641,000
  42,000 Vical, Inc.*                         504,000
                                          -----------
                                           24,708,875
                                          -----------
Drugstore -- 0.7%
  90,000 CVS Corp.                          5,765,625
  54,000 Rite Aid Corp.                     3,169,125
                                          -----------
                                            8,934,750
                                          -----------
Electrical Utility-Central -- 0.4%
  50,000 Cinergy Corp.                      1,915,625
 100,000 Houston Industries, Inc.           2,668,750
                                          -----------
                                            4,584,375
                                          -----------
Electric Utility-East -- 1.1%
  51,700 American Electric Power Co.,
          Inc.                              2,669,012
  56,000 Consolidated Edison, Inc.          2,296,000
 140,994 Duke Energy Corp.                  7,807,543
                                          -----------
                                           12,772,555
                                          -----------
Electric Utility-West -- 0.2%
 100,000 Edison International               2,718,750
                                          -----------
Electrical Equipment -- 0.7%
 120,000 General Electric Co.               8,805,000
                                          -----------
Electronics -- 1.2%
  62,000 Lexmark International Group,
          Inc. Class "A"*                   2,356,000
 144,400 Spectrian Corp.*                   2,779,700
 256,500 Symbol Technologies, Inc.          9,682,875
                                          -----------
                                           14,818,575
                                          -----------
Entertainment -- 1.7%
 132,000 CBS Corp.                          3,885,750
  47,000 Chancellor Media Corp.*            3,507,375
  90,000 Clear Channel Communications,
          Inc.*                             7,149,375
  68,000 King World Productions, Inc.       3,927,000
  25,000 Time Warner Inc.                   1,550,000
                                          -----------
                                           20,019,500
                                          -----------
Environmental -- 0.6%
 135,000 Allied Waste Industries,
          Inc.*                             3,147,188
  98,000 USA Waste Services, Inc.*          3,846,500
  25,000 U.S. Filter Corp.*                   748,437
                                          -----------
                                            7,742,125
                                          -----------
Financial Services -- 0.9%
  11,800 Countrywide Credit Industries,
          Inc.                                505,925
  58,000 Green Tree Financial Corp.         1,518,875
  37,000 Loews Corp.                        3,926,625
  94,000 Money Store Inc. (The)             1,974,000
  51,000 Travelers Group, Inc.              2,747,625
                                          -----------
                                           10,673,050
                                          -----------
Food Processing -- 1.6%
  40,000 ConAgra, Inc.                      1,312,500
  52,000 Dean Foods Co.                     3,094,000
  75,000 Interstate Bakeries Corp.          2,803,125
  66,000 Quaker Oats Co.                    3,481,500
  68,000 Smithfield Foods, Inc.*            2,244,000
  44,200 Suiza Foods Corp.*                 2,632,663
  62,000 Unilever N.V. (New York Shares)    3,871,125
                                          -----------
                                           19,438,913
                                          -----------
Foreign Telecommunication -- 0.2%
  60,000 Ericsson (L.M.) Telephone Co.-
           Class "B"(ADR)                   2,238,750
                                          -----------
Grocery -- 1.9%
 166,000 Kroger Co.*                        6,131,625
 205,400 Safeway, Inc.*                    12,991,550
  70,000 Whole Foods Market, Inc.*          3,578,750
                                          -----------
                                           22,701,925
                                          -----------
Health Care Information System -- 0.4%
  96,000 HBO & Co.                          4,608,000
                                          -----------


                       See notes to financial statements.
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---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

   Shares                                        Value
--------------------------------------------------------
Home Appliance -- 0.1%
  22,000 Maytag Corp.                        $   820,875
                                             -----------
Hotel/Gaming -- 0.9%
  60,000 Hilton Hotels Corp.                   1,785,000
 200,000 Prime Hospitality Corp.*              4,075,000
  44,000 Promus Hotel Corp.*                   1,848,000
 157,000 Rio Hotel & Casino, Inc.*             3,297,000
                                             -----------
                                              11,005,000
                                             -----------
Industrial Services -- 0.6%
  82,000 Equifax, Inc.                         2,905,875
  52,000 Robert Half International, Inc.*      2,080,000
 200,000 Superior Energy Sevices, Inc.*        2,025,000
                                             -----------
                                               7,010,875
                                             -----------
Insurance-Diversified -- 0.8%
 100,000 American Bankers
          Insurance Group, Inc.                4,593,750
  25,000 American International Group, Inc.    2,718,750
  32,400 Lincoln National Corp.                2,531,250
                                             -----------
                                               9,843,750
                                             -----------
Insurance-Life -- 1.4%
 201,000 Conseco, Inc.                         9,132,937
  50,000 Equitable Companies, Inc. (The)       2,487,500
  34,700 SunAmerica Inc.                       1,483,425
  80,000 Torchmark Corp.                       3,365,000
                                             -----------
                                              16,468,862
                                             -----------
Insurance-Property/Casualty -- 1.4%
  15,500 ACE, Ltd.                             1,495,750
  70,000 Allstate Corp. (The)                  6,361,250
  44,000 Executive Risk Inc.                   3,071,750
  51,000 Progressive Corp.                     6,113,625
                                             -----------
                                              17,042,375
                                             -----------
Machinery -- 1.3%
  20,000 Cummins Engine Company, Inc.          1,181,250
  64,000 DT Industries, Inc.                   2,176,000
 116,000 Dover Corp.                           4,190,500
  45,000 Ingersoll -- Rand Co.                 1,822,500
  53,550 Parker -- Hannifin Corp.              2,456,606
 100,000 Terex Corp.*                          2,350,000
  41,000 Zoltek Companies, Inc.*               1,142,875
                                             -----------
                                              15,319,731
                                             -----------

Medical Services -- 1.0%
 150,000 Health Management Associates, Inc.
          Class "A"*                           3,787,500
  73,000 Lincare Holdings, Inc.*               4,161,000
  70,000 Universal Health Services, Inc.
          Class "B"*                           3,526,250
                                             -----------
                                              11,474,750
                                             -----------
Medical Supplies -- 1.4%
  60,000 Guidant Corp.                         3,735,000
  55,154 Johnson & Johnson                     3,633,270
  44,000 McKesson Corp.                        4,760,250
  73,000 Safeskin Corp.*                       4,142,750
  18,000 Sofamor Danek Group, Inc.*            1,171,125
                                             -----------
                                              17,442,395
                                             -----------
Metal Fabricating -- 0.1%
  20,000 Trinity Industries, Inc.                892,500
                                             -----------
Natural Gas-Distribution -- 0.2%
  50,000 MCN Energy Group Inc.                 2,018,750
                                             -----------
Newspaper -- 0.4%
  62,000 New York Times Co. (The) Class "A"    4,099,750
   6,000 Tribune Co.                             374,918
                                             -----------
                                               4,474,668
                                             -----------
Office Equipment & Supplies -- 0.8%
 160,000 Office Depot, Inc.*                   3,830,000
 195,625 Staples, Inc.*                        5,428,594
                                             -----------
                                               9,258,594
                                             -----------
Oilfield Services/Equipment -- 0.5%
 160,000 Global Industries, Ltd.*              2,720,000
 310,000 Grey Wolf, Inc.*                      1,666,250
  21,500 Pride International, Inc.*              542,875
  50,000 Tuboscope Inc.*                       1,203,125
                                             -----------
                                               6,132,250
                                             -----------
Packaging & Container -- 0.3%
  62,000 Sealed Air Corp.*                     3,828,500
                                             -----------
Petroleum-Integrated -- 2.4%
  50,000 Amoco Corp.                           4,256,250
  60,000 Atlantic Richfield Co.                4,807,500
  80,000 British Petroleum Co. PLC (ADR)       6,375,000
  46,000 Mobil Corp.                           3,320,625


                       See notes to financial statements.
--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

   Shares                                         Value
---------------------------------------------------------
Petroleum-Integrated -- 2.4% (continued)
 125,000 Occidental Petroleum Corp.          $  3,664,062
 180,000 USX-- Marathon Group                   6,075,000
                                             ------------
                                               28,498,437
                                             ------------
Petroleum-Producing -- 0.4%
  50,000 Burlington Resources, Inc.             2,240,625
  60,000 Noble Affiliates, Inc.                 2,115,000
                                             ------------
                                                4,355,625
                                             ------------
Precision Instrument -- 0.2%
  30,000 Perkin-Elmer Corp.                     2,131,875
                                             ------------
Publishing -- 0.3%
  55,000 McGraw-Hill Companies, Inc.            4,070,000
                                             ------------
Recreation -- 0.5%
  12,000 Carnival Corp. Class "A"                 664,500
 166,000 Harley-Davidson, Inc.                  4,544,250
  10,000 Royal Caribbean Cruises, Ltd.            533,125
                                             ------------
                                                5,741,875
                                             ------------
Restaurant -- 0.5%
  70,000 CKE Restaurants, Inc.                  2,948,750
  78,000 Rainforest Cafe, Inc.*                 2,574,000
                                             ------------
                                                5,522,750
                                             ------------
Retail-Special Lines -- 3.6%
  38,000 Barnes & Noble, Inc.*                  1,268,250
 119,000 Best Buy Co., Inc.*                    4,388,125
 104,000 Borders Group, Inc.*                   3,256,500
 130,000 CompUSA, Inc.*                         4,030,000
  75,000 Gap, Inc.                              2,657,813
  58,000 General Nutrition Companies, Inc.*     1,972,000
 107,000 Goody's Family Clothing, Inc.*         2,909,062
 100,000 Michaels Stores, Inc.*                 2,925,000
  36,000 Payless ShoeSource, Inc.*              2,416,500
  95,400 Pier 1 Imports, Inc.                   2,158,425
 146,000 Ross Stores Inc.                       5,310,750
 200,000 TJX Companies, Inc.                    6,875,000
  70,000 Tandy Corp.                            2,699,375
                                             ------------
                                               42,866,800
                                             ------------
Retail Building Supply -- 0.3%
  68,000 Lowes Companies, Inc.                  3,242,750
                                             ------------

Retail Store -- 3.5%
 111,437 Consolidated Stores Corp.*             4,896,263
 104,000 Costco Companies Inc.*                 4,641,000
  80,000 Dayton-Hudson Corp.                    5,400,000
  94,797 Dollar General Corp.                   3,436,391
 150,000 Family Dollar Stores, Inc.             4,396,875
  60,000 Federated Department Stores, Inc.*     2,583,750
  97,000 Kohl's Corp.*                          6,608,125
 168,000 Meyer (Fred), Inc.*                    6,111,000
 100,000 Proffitt's, Inc.*                      2,843,750
  55,000 Stein Mart, Inc.*                      1,471,250
                                             ------------
                                               42,388,404
                                             ------------
Securities Brokerage -- 0.2%
  75,000 Schwab (Charles) Corp.                 3,145,313
                                             ------------
Semiconductor -- 0.1%
  16,000 Dallas Semiconductor Corp.               652,000
                                             ------------
Shoe -- 0.2%
 119,250 Wolverine World Wide, Inc.             2,698,031
                                             ------------
Telecommunications Equipment -- 0.3%
  46,000 Loral Space & Communications Ltd.*       986,125
  32,000 PairGain Technologies, Inc.*             620,000
  30,000 QUALCOMM Incorporated*                 1,515,000
                                             ------------
                                                3,121,125
                                             ------------
Telecommunications Services -- 1.7%
  88,000 AirTouch Communications, Inc.*         3,657,500
  42,000 Bell Atlantic Corp.                    3,822,000
  66,000 BellSouth Corp.                        3,716,625
 104,000 Cincinnati Bell, Inc.                  3,224,000
 145,000 Mobile Telecommunications
           Technologies Corp. *                 3,190,000
 116,000 WinStar Communications, Inc.*          2,892,750
                                             ------------
                                               20,502,875
                                             ------------
Tobacco -- 0.5%
 129,000 Philip Morris Companies, Inc.          5,845,313
                                             ------------
Toiletries/Cosmetics -- 0.2%
  40,000 Avon Products, Inc.                    2,455,000
                                             ------------
TOTAL COMMON STOCKS
 (Cost $506,870,546)                          680,741,122
                                             ------------


                       See notes to financial statements.
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Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997
  ----------------------------------
  U.S. TREASURY OBLIGATIONS -- 23.3%
  ----------------------------------
  Principal
   Amount                                               Value
----------------------------------------------------------------
$55,000,000 U.S. Treasury Notes 6 3/4%,
              due 5/31/99                           $ 55,807,400
 50,000,000 U.S. Treasury Notes 6 3/8%,
              due 5/15/00                             50,744,500
 16,000,000 U.S. Treasury Notes 7 3/4%,
              due 2/15/01                             16,914,400
 50,000,000 U.S. Treasury Notes 6 1/2%,
              due 5/31/02                             51,448,500
 31,000,000 U.S. Treasury Notes 5 7/8%,
              due 11/15/05                            31,161,820
 20,000,000 U.S. Treasury Notes 6 1/8%,
              due 8/15/07                             20,548,800
 45,000,000 U.S. Treasury Bonds 7 1/4%,
              due 8/15/22                             51,962,400
                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $268,841,843)                                278,587,820
                                                    ------------

  ------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.1%
  ------------------------------------------
  6,740,000 Federal National Mortgage Association
              6.85%, due 8/22/05                       7,065,205
 27,000,000 Federal Home Loan Mortgage Corp.
              7.10%, due 4/10/07                      29,017,710
 13,000,000 Federal National Mortgage Association
              6.50%, due 7/16/07                      13,450,190
                                                   -------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS (Cost $48,992,347)                      49,533,105
                                                   -------------
TOTAL INVESTMENT SECURITIES -- 84.3%
  (Cost $824,704,736)                              1,008,862,047
                                                   -------------

  -------------------------------
  SHORT-TERM INVESTMENTS -- 17.8%
  -------------------------------
  Principal
   Amount                                               Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 11.9%
$62,000,000 U.S. Treasury Notes 6.125%,
              due 3/31/98                         $   62,115,320
 60,000,000 U.S. Treasury Notes 6.25%,
              due 6/30/98                             60,238,800
 20,000,000 U.S. Treasury Notes 6.125%,
              due 8/31/98                             20,066,800
                                                  --------------
                                                     142,420,920
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.0%
 20,000,000 Federal Farm Credit Bank Notes
              5.50% due 1/2/98                        20,000,000
 20,000,000 Federal Farm Credit Bank Notes
              5.55% due 3/2/98                        19,983,400
 20,000,000 Federal Farm Credit Bank Notes
              5.62% due 4/1/98                        20,000,000
                                                  --------------
                                                      59,983,400
                                                  --------------
REPURCHASE AGREEMENT -- 0.9%
(includes accrued interest)
$10,700,000 Collateralized by $10,055,000
              U.S. Treasury Notes 7 3/4%,
              due 2/15/01, with a value
              of $10,925,386 (with Morgan
              Stanley & Co., 6.20%,
              dated 12/31/97, due 1/2/98,
              delivery value of $10,703,686)      $   10,701,843
                                                  --------------
TOTAL SHORT - TERM INVESTMENTS
  (Cost $212,679,131)                                213,106,163
                                                  --------------
EXCESS OF LIABILITIES OVER
  CASH AND RECEIVABLES -- (-2.1%)                    (25,378,763)
                                                  --------------
NET ASSETS -- 100.0%                              $1,196,589,447
                                                  ==============
NET ASSET VALUE PER
OUTSTANDING SHARE                                 $        22.13
($1,196,589,447 / 54,069,324                      ==============
  shares outstanding)

* Non-income producing.


                       See notes to financial statements.
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STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS
  Investment in securities,
   at value (cost $824,704,736)             $1,008,862,047
  Short-term investments
   (cost $212,679,131)                         213,106,163
  Cash                                              20,153
  Receivable for securities sold                11,418,429
  Interest and dividends receivable              6,606,779
  Receivable for trust shares sold                 156,143
                                            --------------
    TOTAL ASSETS                             1,240,169,714
                                            --------------

LIABILITIES
  Payable for securities purchased              41,626,036
  Payable for trust shares
   repurchased                                   1,192,959
  Accrued expenses:
   Advisory fee                                    502,653
   GIAC administrative service fee                 175,000
   Other                                            83,619
                                            --------------
    TOTAL LIABILITIES                           43,580,267
                                            --------------
NET ASSETS                                  $1,196,589,447
                                            ==============
NET ASSETS CONSIST OF:
  Capital stock, at $0.01 par value
   (authorized unlimited,
   outstanding 54,069,324 shares)           $      540,693
  Additional paid-in capital                   874,984,427
  Undistributed net investment
   income                                       35,048,059
  Undistributed net realized gain
   on investments                              101,431,925
  Unrealized net appreciation of
   investments                                 184,584,343
                                            --------------
NET ASSETS                                  $1,196,589,447
                                            ==============
NET ASSET VALUE PER

OUTSTANDING SHARE
  ($1,196,589,447 / 54,069,324
  shares outstanding)                       $        22.13
                                            ==============
STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
 Interest                                   $   36,864,264
 Dividends (Net of foreign
  withholding tax of $30,786)                    5,046,573
                                            --------------
  Total Income                                  41,910,837
                                            --------------

Expenses:
 Investment advisory fee                         5,718,843
 GIAC administrative service fee                   721,790
 Custodian fees                                    115,214
 Insurance and dues                                 78,989
 Audit and legal fees                               37,984
 Postage                                            24,387
 Trustees' fees and expenses                        15,010
 Printing and Stationary                            11,917
 Taxes and other                                     3,674
                                            --------------
   Total Expenses Before Custody
    Credits                                      6,727,808
   Less: Custody credits                            (3,696)
                                            --------------
   Net Expenses                                  6,724,112
                                            --------------
Investment Income -- Net                        35,186,725
                                            --------------
Realized and Unrealized Gain on
 Investments -- Net:
 Realized gain -- net                          101,703,718
 Change in unrealized
  appreciation of investments                   30,109,960
                                            --------------
Net Realized Gain and Change in
 Unrealized Appreciation on
 Investments                                   131,813,678
                                            --------------
Net Increase in Net Assets from
 Operations                                 $  167,000,403
                                            ==============


                       See notes to financial statements.
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STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended
December 31, 1997 and 1996

                                       1997             1996
Operations:                       --------------   --------------
 Investment income -- net         $   35,186,725   $   26,749,041
 Realized gain on investments
   -- net                            101,703,718      122,797,850
 Change in unrealized
   appreciation                       30,109,960       (6,850,866)
                                  --------------   --------------
 Net increase in net assets
   from operations                   167,000,403      142,696,025
                                  --------------   --------------

Distributions to Shareholders:
 Investment income -- net            (26,826,322)     (16,568,632)
 Realized gain from investment
   transactions -- net              (122,913,330)     (48,810,295)
                                  --------------   --------------
 Total distributions                (149,739,652)     (65,378,927)
                                  --------------   --------------

Trust Share Transactions:
 Proceeds from sale of shares         69,411,109      119,168,249
 Proceeds from reinvestment of
   distributions to shareholders     149,739,652       65,378,927
 Cost of shares repurchased         (112,606,824)     (65,588,322)
                                  --------------   --------------
 Net increase from Trust share
   transactions                      106,543,937      118,958,854
                                  --------------   --------------
Total Increase in Net Assets         123,804,688      196,275,952

Net Assets:
 Beginning of year                 1,072,784,759      876,508,807
                                  --------------   --------------
 End of year                      $1,196,589,447   $1,072,784,759
                                  ==============   ==============
Undistributed Investment Income
   -- Net at End of Year          $   35,048,059   $   26,687,656
                                  ==============   ==============


                       See notes to financial statements.
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NOTES TO FINANCIAL STATEMENTS
December 31, 1997

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under


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NOTES TO FINANCIAL STATEMENTS
December 31, 1997

certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions.

      It is the Trust's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                Year Ended    Year Ended
                               December 31,  December 31,
                                  1997          1996
                               ------------  ------------
Shares sold                     3,117,519     5,553,832
Shares issued to shareholder
 in reinvestment of dividends
 and distributions              7,049,889     3,244,612
                               ----------     ---------
                               10,167,408     8,798,444
Shares repurchased              5,083,552     3,048,207
                               ----------     ---------
Net increase                    5,083,856     5,750,237
                               ==========     =========
Dividends per share from
 net investment income         $      .55     $     .37
                               ==========     =========
Distributions per share from
 net realized gains            $     2.52     $    1.09
                               ==========     =========


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NOTES TO FINANCIAL STATEMENTS
December 31, 1997

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                     Year Ended
                                    December 31,
                                        1997
                                    ------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                $229,329,847
 Other Investment Securities         492,963,637
                                    ------------
                                    $722,293,484
                                    ============

SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                $ 88,974,609
 Other Investment Securities         451,590,646
                                    ------------
                                    $540,565,255
                                    ============

      At December 31, 1997, the aggregate cost of investment securities and short-term investments for federal income tax purposes is $1,037,692,219. The aggregate appreciation and depreciation of investments at December 31, 1997, based on a comparison of investment values and their costs for federal income tax purposes is $198,824,897 and $14,548,906, respectively, resulting in a net appreciation of $184,275,991.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $5,718,843 was paid or payable to the Adviser, for the year ended December 31, 1997. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Trust during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a trustee of the Trust was paid a fee of $2,718 by the Trust for the year ended December 31, 1997. During the year ended December 31, 1997, the Trust paid brokerage commissions totalling $427,025 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1997, the Trust incurred expenses of $721,790 in connection with such services rendered by GIAC.


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FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                                         Year Ended December 31,
                                    ------------------------------------------------------------------
                                        1997             1996           1995        1994        1993
Net asset value, beginning of year  $    21.90       $    20.27       $  16.13    $  17.01    $  15.94
                                    ----------       ----------       --------    --------    --------
 Income (loss) from investment
  operations:
 Net investment income                     .65              .53            .39         .26         .27
 Net gains or losses on
  securities (both realized
  and unrealized)                         2.65             2.56           4.17       (1.09)       1.62
                                    ----------       ----------       --------    --------    --------
 Total from investment operations         3.30             3.09           4.56        (.83)       1.89
                                    ----------       ----------       --------    --------    --------

 Less distributions:
  Dividends from net investment
   income                                 (.55)            (.37)          (.26)       (.01)       (.28)
  Distributions from capital gains       (2.52)           (1.09)          (.16)       (.04)       (.54)
                                    ----------       ----------       --------    --------    --------
  Total distributions                    (3.07)           (1.46)          (.42)       (.05)       (.82)
                                    ----------       ----------       --------    --------    --------
Net asset value, end of year        $    22.13       $    21.90       $  20.27    $  16.13    $  17.01
                                    ==========       ==========       ========    ========    ========
Total return**                           15.66%           15.87%         28.54%     -4.88%       11.86%
                                    ==========       ==========       ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)                         $1,196,589       $1,072,785       $876,509    $662,721    $615,648
Ratio of operating expenses to
 average net assets                        .59%(1)          .58%(1)        .60%        .60%        .61%
Ratio of net investment income to
 average net assets                       3.08%            2.70%          2.18%       1.65%       1.96%
Portfolio turnover rate                     58%              71%            63%        100%        110%
Average commissions paid per share
 of common stock purchased/sold     $    .0492       $    .0490(2)          --          --          --

(1)   Before offset of custody credits.
(2)   Disclosure effective for fiscal years beginning on or after 9/1/95.

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.
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REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Value Line Strategic Asset Management Trust

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the "Trust") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
February 13, 1998


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----------------------------
Shareholders Meeting Results (unaudited)
----------------------------

      A special meeting of shareholders of Value Line Strategic Asset Management Trust was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Trustees to serve until their successors are duly elected and qualified.

                            Number of Votes:
                            ----------------
        Trustee            For        Withheld       Broker Non-Votes*
        -------            ---        --------       -----------------
Jean Bernhard Buttner  53,878,977     1,133,303              0
John W. Chandler       53,878,977     1,133,303              0
Leo R. Futia           53,878,977     1,133,303              0
David H. Porter        53,878,977     1,133,303              0
Paul Craig Roberts     53,878,977     1,133,303              0
Nancy-Beth Sheerr      53,878,977     1,133,303              0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

                            Number of Votes:
                            ----------------
          For            Against       Abstain       Broker Non-Votes*
          ---            -------       -------       -----------------
      52,315,878         398,070      2,398,332              0

* Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


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-----------
 MFS Growth
with Income
   Series
-----------
     11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 89.4%
----------------------

   Shares                                            Value
-----------------------------------------------------------
U.S. Stocks -- 82.9%
Aerospace -- 3.9%
 11,760 Allied Signal, Inc.                      $  457,905
  1,830 General Dynamics Corp.                      158,180
  7,692 Lockheed Martin Corp.                       757,662
  2,100 Raytheon Co.                                106,050
 11,100 United Technologies Corp.                   808,219
                                                  ---------
                                                  2,288,016
                                                  ---------
Agricultural Products -- 0.5%
  4,900 Case Corp.                                  296,144
                                                  ---------
Apparel and Textiles -- 0.8%
  1,600 Reebok International Ltd.*                   46,100
  8,600 VF Corp.                                    395,063
                                                  ---------
                                                    441,163
                                                  ---------
Automotive -- 0.3%
  4,800 Goodrich (BF) Co.                           198,900
                                                  ---------
Banks and Credit Companies -- 9.0%
  1,300 Bank of New York, Inc.                       75,156
  1,100 Chase Manhattan Corp.                       120,450
  5,900 Comerica, Inc.                              532,475
  8,300 Firstar Corp.                               352,231
    500 Fleet Financial Group, Inc.                  37,469
  6,500 National City Corp.                         427,375
  4,000 Northern Trust Co.                          279,000
 29,500 Norwest Corp.                             1,139,437
  9,800 State Street Corp.                          570,237
  4,500 SunTrust Banks, Inc.                        321,188
  9,783 US Bancorp                                1,095,085
  4,600 Washington Mutual, Inc.                     293,538
                                                  ---------
                                                  5,243,641
                                                  ---------
Building -- 0.6%
    900 American Standard Cos., Inc.*                34,481
 11,600 Sherwin Williams Co.                        321,900
                                                  ---------
                                                    356,381
                                                  ---------
Business Machines -- 1.2%
  5,680 International Business Machines Corp.       593,915
  2,400 Sun Microsystems, Inc.*                      95,700
                                                  ---------
                                                    689,615
                                                  ---------
Business Services -- 2.0%
  7,930 Cendant Corp.*                              272,594
  5,300 Computer Sciences Corp.*                    442,550
  3,600 DST Systems, Inc.*                          153,675
 10,000 First Data Corp.                            292,500
                                                  ---------
                                                  1,161,319
                                                  ---------
Cellular Telephones -- 0.2%
  2,100 AirTouch Communications, Inc.*               87,281
                                                  ---------
Chemicals -- 3.0%
 10,260 Air Products & Chemicals, Inc.              843,885
  9,400 DuPont (E.I.) de Nemours & Co., Inc.        564,587
  6,800 Praxair, Inc.                               306,000
                                                  ---------
                                                  1,714,472
                                                  ---------
Computer Software-Personal Computers -- 1.3%
  2,400 Compaq Computer Corp.                       135,450
  4,600 Microsoft Corp.*                            594,550
                                                  ---------
                                                    730,000
                                                  ---------
Computer Software-Systems -- 1.6%
  2,030 BMC Software, Inc.*                         133,219
 12,575 Computer Associates International, Inc.     664,903
  6,450 Oracle Corp.*                               143,915
                                                  ---------
                                                    942,037
                                                  ---------
Consumer Goods and Services -- 7.0%
  1,200 Clorox Co.                                   94,875
  9,500 Colgate-Palmolive Co.                       698,250
  8,450 Gillette Co.                                848,697
 21,500 Philip Morris Cos., Inc.                    974,219
  4,800 Procter & Gamble Co.                        383,100
 11,900 Service Corp. International                 439,556
 14,000 Tyco International Ltd.                     630,875
                                                  ---------
                                                  4,069,572
                                                  ---------
Containers -- 0.1%
  1,800 Corning, Inc.                                66,825
                                                  ---------
Defense Electronics -- 0.1%
  2,100 Loral Space & Communications Corp.*          45,019
                                                  ---------
Electrical Equipment -- 3.2%
 11,600 Cooper Industries, Inc.                     568,400
  8,600 General Electric Co.                        631,025
  9,730 Honeywell, Inc.                             666,505
                                                  ---------
                                                  1,865,930
                                                  ---------
Electronics -- 0.2%
  1,500 Intel Corp.                                 105,375
                                                  ---------


                       See notes to financial statements.
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                                                                     with Income
                                                                        Series
                                                                     -----------
                                                                          11
                                                                     -----------

--------------------------------------------------------------------------------

Shares                                             Value
----------------------------------------------------------
Entertainment -- 0.8%
  3,200 Time Warner, Inc.                       $  198,400
  3,100 Viacom, Inc., "B"*                         128,456
  2,300 Houston Industries, Inc.                   131,244
                                                ----------
                                                   458,100
                                                ----------
Financial Institutions -- 3.6%
  2,300 American Express Co.                       205,275
  6,350 Beneficial Corp.                           527,844
  7,000 CIT Group, Inc., "A"*                      225,750
  8,100 Federal Home Loan Mortgage Corp.           339,694
  4,300 Household International, Inc.              548,518
  3,600 Merrill Lynch & Co., Inc.                  262,575
                                                ----------
                                                 2,109,656
                                                ----------
Food and Beverage Products -- 3.5%
  5,990 Archer-Daniels-Midland Co.                 129,908
  1,800 Coca-Cola Co.                              119,925
  3,000 CPC International, Inc.                    323,250
  1,900 General Mills, Inc.                        136,088
  1,500 Hershey Foods Corp.                         92,906
  3,100 Interstate Bakeries Corp.                  115,863
  3,180 McCormick & Co., Inc.                       89,040
  2,070 Nabisco Holdings Corp.                     100,266
  6,200 PepsiCo., Inc.                             225,912
  4,250 Ralston-Purina Co.                         394,984
  4,900 Tyson Foods, Inc.,  "A"                    100,450
  2,600 Wrigley (William) Junior Co.               206,862
                                                ----------
                                                 2,035,454
                                                ----------
Forest and Paper Products -- 1.4%
 12,760 Kimberly-Clark Corp.                       629,227
  3,400 Weyerhaeuser Co.                           166,813
                                                ----------
                                                   796,040
                                                ----------
Insurance -- 9.4%
  4,100 AFLAC, Inc.                                209,613
  8,000 Allstate Corp.                             727,000
  8,100 Chubb Corp.                                612,562
  4,345 CIGNA Corp.                                751,957
  1,900 Conseco, Inc.                               86,331
  9,040 Hartford Financial Services
         Group, Inc.                               845,805
  2,700 Lincoln National Corp.                     210,937
  2,540 MBIA, Inc.                                 169,704
  5,700 Progressive Corp. Ohio                     683,287
 14,300 Torchmark Corp.                            601,494
  1,800 Transamerica Corp.                         191,700
  6,999 Travelers Group, Inc.                      377,044
                                                ----------
                                                 5,467,434
                                                ----------
Machinery -- 0.7%
  1,900 Deere & Co., Inc.                          110,794
  5,350 Ingersoll Rand Co.                         216,675
  2,700 York International Corp.                   106,819
                                                ----------
                                                   434,288
                                                ----------
Medical and Health Products -- 6.6%
    700 American Home Products Corp.                53,550
 17,460 Bristol-Myers Squibb Co.                 1,652,152
  4,500 Eli Lilly & Co.                            313,313
  7,100 Johnson & Johnson                          467,713
  2,000 McKesson Corp.                             216,375
  1,700 Merck & Co., Inc.                          180,625
  7,300 Pfizer, Inc.                               544,306
  1,600 Pharmacia & Upjohn, Inc.                    58,600
  2,799 Warner-Lambert Co.                         347,076
                                                ----------
                                                 3,833,710
                                                ----------
Medical and Health Technology and
 Services -- 2.8%
  1,300 Cardinal Health, Inc.                       97,663
  4,900 Columbia/HCA Healthcare Corp.              145,162
    100 Fresenius National Medical Care, Inc.*           7
  5,000 HEALTHSOUTH Corp.*                         138,750
  1,900 Medtronic, Inc.                             99,394
  3,600 St. Jude Medical, Inc.*                    109,800
 13,700 Tenet Healthcare Corp.*                    453,812
 11,180 United Healthcare Corp.                    555,506
                                                ----------
                                                 1,600,094
                                                ----------
Metals and Minerals -- 0.2%
  2,200 Phelps Dodge Corp.                         136,950
                                                ----------
Oils -- 3.3%
  3,900 Chevron Corp.                              300,300
  9,400 Exxon Corp.                                575,162
  7,450 Mobil Corp.                                537,797
  5,540 Texaco, Inc.                               301,238
  6,300 USX-Marathon Group                         212,625
                                                ----------
                                                 1,927,122
                                                ----------
Pollution Control -- 1.1%
  9,000 Browning Ferris Industries,
         Inc                                       333,000


                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       135
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-----------
 MFS Growth
with Income
   Series
-----------
     11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

 Shares                                           Value
---------------------------------------------------------
 10,100 Waste Management, Inc.                $   277,750
                                              -----------
                                                  610,750
                                              -----------
Printing and Publishing -- 1.5%
  6,100 Gannett Co., Inc.                         377,056
  8,200 Tribune Co.                               510,450
                                              -----------
                                                  887,506
                                              -----------
Railroads -- 1.4%
  7,000 Burlington Northern Santa Fe
         Railway Co.                              650,563
  2,700 CSX Corp.                                 145,800
                                              -----------
                                                  796,363
                                              -----------
Stores -- 3.6%
  3,700 CVS Corp.                                 237,031
  6,500 Home Depot, Inc.                          382,687
  3,600 Liz Claiborne, Inc.                       150,525
  5,400 Office Depot, Inc.*                       129,262
 10,300 Penney (J.C.), Inc.                       621,219
  5,700 Rite Aid Corp.                            334,519
  5,300 Wal-Mart Stores, Inc.                     209,019
                                              -----------
                                                2,064,262
                                              -----------
Supermarkets -- 1.4%
  5,960 Kroger Co.*                               220,148
  8,912 Safeway, Inc.*                            563,684
                                              -----------
                                                  783,832
                                              -----------
Telecommunications -- 0.8%
  5,600 AT&T Corp.                                343,000
  2,550 Cisco Systems, Inc.*                      142,163
                                              -----------
                                                  485,163
                                              -----------
Utilities - Electric -- 2.3%
  6,600 Cinergy Corp.                             252,862
  1,800 CMS Energy Corp.                           79,313
  1,900 DPL, Inc.                                  54,625
  2,575 Duke Energy Corp.                         142,591
  2,800 Edison International                       76,125
  3,900 FPL Group, Inc.                           230,831
  1,800 New Century Energies, Inc.                 86,287
 13,400 Pacificorp                                365,987
  1,700 Pinnacle West Capital Corp.                72,038
                                              -----------
                                                1,360,659
                                              -----------
Utilities - Gas -- 0.4%
  1,150 Columbia Gas System, Inc.                  90,347
  1,300 KN Energy, Inc.                            70,200
  1,800 Pacific Enterprises                        67,725
                                              -----------
                                                  228,272
                                              -----------
Utilities - Telephone -- 3.1%
  4,300 BellSouth Corp.                           242,144
  3,950 GTE Corp.                                 206,388
 12,100 MCI Communications Corp.                  518,031
  3,700 SBC Communications, Inc.                  271,025
  9,300 Sprint Corp.                              545,212
                                              -----------
                                                1,782,800
                                              -----------
Total U.S. Stocks                             $48,100,145
                                              -----------

Foreign Stocks -- 6.5%
 Canada -- 0.6%
  7,900 Canadian National Railway Co.
         (Railroads)                              373,275
 France -- 0.6%
  1,400 Sanofi (Medical and Health Products)      155,917
  7,100 Alcatel Alsthom, ADR
         (Telecommunications)                     179,719
                                              -----------
                                                  335,636
                                              -----------
 Germany -- 0.3%
  2,800 Henkel Kgaa (Chemicals)                   176,850
                                              -----------
 Netherlands -- 1.0%
  2,300 Akzo Nobel N.V. (Chemicals)               396,920
  2,900 Royal Dutch Petroleum Co.,
         ADR (Oils)                               157,144
                                              -----------
                                                  554,064
                                              -----------
 Sweden -- 0.7%
  7,200 Skandia Forsakrings AB (Insurance)        340,025
  3,800 Sparbanken Sverige AB, "A"
         (Banks and Credit Cos.)                   86,495
                                              -----------
                                                  426,520
                                              -----------
 Switzerland -- 0.9%
    330 Novartis AG (Pharmaceuticals)             536,383
 United Kingdom -- 2.4%
 11,369 British Petroleum PLC, ADR (Oils)         905,967
 18,968 Lloyds TSB Group PLC (Banks and
         Credit Cos.)*                            247,141


                        See notes to financial statements
--------------------------------------------------------------------------------

                                                                     -----------
                                                                      MFS Growth
                                                                     with Income
                                                                        Series
                                                                     -----------
                                                                          11
                                                                     -----------

 Shares                                         Value
--------------------------------------------------------
 17,979 PowerGen PLC (Utilities-Electric)*   $   234,238
                                             -----------
                                               1,387,346
                                             -----------

Total Foreign Stocks                         $ 3,790,074
                                             -----------
Total Stocks (Identified Cost, $46,634,340)  $51,890,219
                                             -----------
-------------------------
Convertible Bond -- 0.1 %
-------------------------
--------------------------------------------------------
  Principal
   Amount
(000 Omitted)
--------------------------------------------------------
$    20 Sandoz Capital BVI Ltd.,
        2s, 2002 (Chemicals)##,
        (Identified Cost $27,400)            $    30,700
                                             -----------

-------------------------------------
Convertible Preferred Stocks -- 0.2 %
-------------------------------------
 Shares
--------------------------------------------------------
U.S. Stocks -- 0.2%
 Consumer Goods and Services -- 0.2%
  2,700 Newell Financial Trust Co.,
        (Industrial)##*, (Identified
        Cost, $135,000)                      $   140,738
                                             -----------

---------------------------------
Short - Term Obligations -- 8.8 %
---------------------------------
  Principal
   Amount
(000 Omitted)
--------------------------------------------------------
$ 5,100 Federal Home Loan Bank,
         due 1/02/98, at Amortized
         Cost                                $ 5,099,327
                                             -----------

Total Investments (Identified
 Cost, $51,896,067)                          $57,160,984

Other Assets Less Liabilities -- 1.5%            884,086
                                             -----------

Net Assets -- 100.0%                         $58,045,070
                                             ===========

*  Non-income producing security.


## SEC Rule 144A restriction.


                        See notes to financial statements
--------------------------------------------------------------------------------
                                       137
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-----------
 MFS Growth
with Income
   Series
-----------
     11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investments, at value
   (identified cost, $51,896,067)                $ 57,160,984
  Cash                                                 82,844
  Receivable for Series shares sold                   918,417
  Interest and dividends receivable                    74,805
  Deferred organization expenses                        5,087
  Other assets                                             81
                                                 ------------
    TOTAL ASSETS                                 $ 58,242,218
                                                 ------------
LIABILITIES:
  Payable for Series shares reacquired           $    193,723
  Payable to affiliate for management fee               1,175
  Accrued expenses and other liabilities                2,250
                                                 ------------
    TOTAL LIABILITIES                            $    197,148
                                                 ------------
NET ASSETS                                       $ 58,045,070
                                                 ============
NET ASSETS CONSIST OF:
  Paid-in capital                                $ 52,936,361
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                              5,264,852
  Accumulated distributions in excess of net
    realized gain on investments and foreign
    currency transactions                            (156,143)
                                                 ------------
    TOTAL                                        $ 58,045,070
                                                 ============

SHARES OF BENEFICIAL
INTEREST OUTSTANDING                                3,530,696
                                                 ============

NET ASSET VALUE PER SHARE
  (net assets of $58,045,070 / 3,530,696
  shares of beneficial interest outstanding)     $      16.44
                                                 ============

STATEMENT OF OPERATIONS
Year Ended December 31, 1997

NET INVESTMENT INCOME:

Income:
  Dividends                                      $    391,447
  Interest                                             97,306
  Foreign taxes withheld                               (3,093)
                                                 ------------
    Total Investment Income                      $    485,660
                                                 ------------


Expenses:
  Management fee                                 $    188,365
  Administrative fee                                    3,085
  Trustees' compensation                                2,033
  Shareholder servicing agent fee                       8,762
  Printing                                             30,580
  Auditing fee                                         28,561
  Custodian fee                                        14,295
  Amortization of organization expenses                 1,837
  Legal fee                                             1,482
                                                 ------------
    Total Expenses                               $    279,000
  Fees paid indirectly                                   (925)
  Reduction of expenses by investment adviser         (26,920)
                                                 ------------
    Net Expenses                                 $    251,155
                                                 ------------
Net Investment Income                            $    234,505
                                                 ------------


Realized and Unrealized Gain (Loss) on
  Investments:
  Realized gain (loss) (identified cost basis):
    Investment transactions                      $    963,780
    Foreign currency transactions                        (982)
                                                 ------------
Net Realized Gain on Investments and
  Foreign Currency Transactions                  $    962,798
                                                 ------------
  Change in unrealized appreciation
    (depreciation):
    Investments                                  $  4,430,109
    Translation of assets and liabilities
      in foreign currencies                               (71)
                                                 ------------
Net Unrealized Gain on Investments and
  Foreign Currency Translation                   $  4,430,038
                                                 ------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currency               $  5,392,836
                                                 ------------
Increase in Net Assets from Operations           $  5,627,341
                                                 ============


                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       138
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                                                                     -----------
                                                                      MFS Growth
                                                                     with Income
                                                                        Series
                                                                     -----------
                                                                          11
                                                                     -----------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended December 31,
                                              1997         1996
                                          -----------   ----------
From Operations:
  Net investment income                   $   234,505   $   61,789
  Net realized gain on investments
    and foreign currency transactions         962,798       85,828
  Net unrealized gain on investments
    and foreign currency translation        4,430,038      814,062
                                          -----------   ----------
  Increase in net assets from operations  $ 5,627,341   $  961,679
                                          -----------   ----------

Distributions declared to Shareholders:
  From net investment income              $  (236,004)  $  (60,288)
  From net realized gain on investments
    and foreign currency transactions        (962,798)     (85,828)
  In excess of net investment income             (501)          --
  In excess of net realized gain on
    investments and foreign currency
    transactions                             (143,538)     (10,368)
                                          -----------   ----------
  Total distributions declared to
    shareholders                          $(1,342,841)  $ (156,484)
                                          -----------   ----------

Net Increase in Net Assets from Series
 Share Transactions                       $44,586,457   $8,004,095
                                          -----------   ----------
  Total increase in net assets            $48,870,957   $8,809,290

Net Assets:
  At beginning of period                    9,174,113      364,823
                                          -----------   ----------
  At end of period (including
    undistributed net investment income
    of $0 and $1,499, respectively)       $58,045,070   $9,174,113
                                          ===========   ==========


                       See notes to financial statements.
--------------------------------------------------------------------------------
                                       139
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-----------
 MFS Growth
with Income
   Series
-----------
     11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

------------------------------
1 -- Business and Organization
------------------------------

      MFS Growth with Income Series (the Series) is a diversified series of MFS Variable Insurance Trust (the Trust) which is comprised of the following 12 series: MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Government Series. The Series is organized as a Massachusetts business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

      The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1997, there were 25 shareholders of the Series.

------------------------------------
2 -- Significant Accounting Policies
------------------------------------

General

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations

      Equity securities listed on securities exchanges or reported through the NASDAQ system reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation

      Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are


--------------------------------------------------------------------------------

                                                                     -----------
                                                                      MFS Growth
                                                                     with Income
                                                                        Series
                                                                     -----------
                                                                          11
                                                                     -----------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses

      Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts

      The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for nonhedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign-currency-denominated securities from declines in value due to unfavorable exchange rate movements. For nonhedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date. On contract settlement date the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income

      Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly

      The Series' custody fee is calculated as a percentage of the Series' average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions

      The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount


--------------------------------------------------------------------------------

-----------
 MFS Growth
with Income
   Series
-----------
     11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

      Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary overdistributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended December 31, 1997, accumulated distributions in excess of net investment income was decreased by $501, accumulated distributions in excess of net realized gain on investments was increased by $2,184, and paid in capital was increased by $1,683 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1997, accumulated net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

---------------------------------
3 -- Transactions with Affiliates
---------------------------------

Investment Adviser

      The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $85,624.

Administrator

      Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentage of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

      First $1 billion             0.0150%
      Next $1 billion              0.0125%
      Next $1 billion              0.0100%
      In excess of $3 billion      0.0000%

      The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent

      MFSC, a wholly owned subsidiary of MFS, earns a


--------------------------------------------------------------------------------

                                                                     -----------
                                                                      MFS Growth
                                                                     with Income
                                                                        Series
                                                                     -----------
                                                                          11
                                                                     -----------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

-------------------------
4 -- Portfolio Securities
-------------------------

      Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $48,687,816 and $9,921,926, respectively.

      The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                     $52,030,294
                                   -----------
Gross unrealized appreciation      $ 6,084,282
Gross unrealized depreciation         (953,592)
                                   -----------
  Net unrealized appreciation      $ 5,130,690
                                   -----------

----------------------------------
5 -- Shares of Beneficial Interest
----------------------------------

      The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:


                            Year Ended              Year Ended
                             12/31/97                12/31/96
                             --------                --------
                        Shares       Amount      Shares      Amount
                        ------       ------      ------      ------
Shares sold           3,352,466   $52,088,626   720,635   $8,604,219
Shares issued to
 shareholders in
 reinvestment of
 distributions           83,407     1,342,851    11,899      156,483
Shares reacquired      (611,729)   (8,845,020)  (60,384)    (756,607)
                      ---------   -----------   -------   ----------
  Net increase        2,824,144   $44,586,457   672,150   $8,004,095
                      =========   ===========   =======   ==========

-------------------
6 -- Line of Credit
-------------------

      The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the year ended December 31, 1997, was $195.


--------------------------------------------------------------------------------
                                       143
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-----------
 MFS Growth
with Income
   Series
-----------
     11
-----------

--------------------------------------------------------------------------------
MFS Growth with Income Series
-----------------------------

FINANCIAL HIGHLIGHTS

Per share data (for a share outstanding throughout each period):

                                        Year Ended December 31,
                                        -----------------------    Period Ended
                                             1997      1996    December 31 1995*
--------------------------------------------------------------------------------
Net asset value, beginning of period       $ 12.98   $ 10.61           $10.00
                                           -------   -------           ------
  Income from investment operations#:
    Net investment income ss.              $  0.16   $  0.18           $ 0.05
    Net realized and unrealized gain on
      investments and foreign currency
      transactions                            3.70      2.42             0.61
                                           -------   -------           ------
    Total from investment operations       $  3.86   $  2.60           $ 0.66
                                           -------   -------           ------

Less distributions declared to
 shareholders:
    From net investment income             $ (0.07)  $ (0.09)          $(0.05)
    From net realized gain on investments
      and foreign currency transactions      (0.29)    (0.13)              --
    In excess of net realized gain on
      investments and foreign currency
      transactions                           (0.04)    (0.01)              --
                                           -------   -------           ------
    Total distributions declared to
      shareholders                         $ (0.40)  $ (0.23)          $(0.05)
                                           -------   -------           ------

Net asset value, end of period             $ 16.44   $ 12.98           $10.61
                                           =======   =======           ======
Total return                                 29.78%    24.46%            6.64%++

Ratios (to average net assets)/
 Supplemental Data ss.:
  Expenses                                    1.00%     1.00%            1.00%+
  Net investment income                       0.93%     1.52%            2.20%+
Portfolio turnover                              42%       41%               2%
Average commission rate###                 $0.0455   $0.0351           $   --
Net assets at end of period (000 Omitted)  $58,045   $ 9,174           $  365

* For the period from the commencement of the Series' investment operations, October 9, 1995, through December 31, 1995.
+     Annualized.
++    Not annualized.
#     Per share data are based on average shares outstanding.
## The Series' expenses are calculated wihtout reduction for fees paid indirectly.
### Average commission rate is calculated for Series with fiscal years beginning on or after September 1, 1995.
ss. The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income (loss) per share and the ratios would have been:

Net investment income (loss)                 $0.13     $0.05          $ (0.41)
Ratios (to average net assets):
  Expenses##                                  1.10%     2.07%           21.44%+
  Net investment income (loss)                0.82%     0.46%          (18.24)%+


                       See notes to financial statements.
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

                                                                     -----------
                                                                      MFS Growth
                                                                     with Income
                                                                        Series
                                                                     -----------
                                                                          11
                                                                     -----------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Growth with Income Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth with Income Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and financial highlights for the two years ended December 31, 1997, and the period from October 9, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Growth with Income Series at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 1998


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